                                                                    EXHIBIT 10.1

                          SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT



                                By and Between



                       NEW CENTURY MORTGAGE CORPORATION,



                       FIRST BANK NATIONAL ASSOCIATION,
                                   as Agent


                                      and


                            THE BANKS PARTY HERETO






                                 July 31, 1997

                               TABLE OF CONTENTS

                                                                        Page

SECTION 1.  DEFINITIONS AND ACCOUNTING TERMS..........................    1
     1.01   Certain Defined Terms.....................................    1
     1.02   Accounting Terms..........................................   16
     1.03   Computation of Time Periods...............................   16
     1.04   Other Definitional Terms..................................   16

SECTION 2.  THE CREDIT FACILITIES.....................................   17
     2.01   The Warehousing Facility and the Swingline Facility.......   17
     2.02   The Working Capital Facility..............................   23
     2.03   Interest on the Warehousing Note; Balances Deficiency
            Fees; Usage Fees; Continuations and Conversions...........   27
     2.04   Interest on the Working Capital Note......................   29
     2.05   Payments and Computations.................................   31
     2.06   Setoff....................................................   32
     2.07   Increased Capital Requirements............................   32
     2.08   Provisions Relating to Eurodollar Advances and Fixed Rate
            Advances..................................................   33
     2.09   Letters of Credit.........................................   35

SECTION 3.  REPRESENTATIONS AND WARRANTIES............................   39
     3.01   Formation; Powers; Good Standing; Subsidiaries; Agency
            Status....................................................   39
     3.02   Authorization; No Conflict; Governmental Consents;
            Binding Effect............................................   40
     3.03   Financial Condition.......................................   41
     3.04   Title to Property; Liens..................................   41
     3.05   Litigation; Adverse Facts.................................   41
     3.06   Other Agreements; Performance.............................   42
     3.07   Use of Proceeds...........................................   42
     3.08   Taxes.....................................................   42
     3.09   ERISA.....................................................   43
     3.10   Governmental Regulation...................................   43
     3.11   Indebtedness..............................................   43
     3.12   No Material Adverse Event.................................   43
     3.13   Licenses and Permits......................................   43
     3.14   Guarantees................................................   44
     3.15   Accuracy and Completeness of Information..................   44

SECTION 4.  COVENANTS OF THE COMPANY..................................   44
     4.01   Financial Statements and Other Reports....................   44
     4.02   Corporate Existence; Agency Status........................   47
     4.03   Compliance with Laws, Taxes, etc..........................   48
     4.04   ERISA.....................................................   48

     4.05   Assets and Insurance......................................   48
     4.06   Inspection, Visitation, etc...............................   49
     4.07   Further Assurances........................................   49
     4.08   Indebtedness..............................................   49
     4.09   Liens.....................................................   50
     4.10   Investments...............................................   51
     4.11   Guarantees................................................   51
     4.12   Net Worth.................................................   51
     4.13   Restriction on Fundamental Changes........................   52
     4.14   Restricted Payments.......................................   52
     4.15   Minimum Liquidity.........................................   52
     4.16   Subsidiaries..............................................   52
     4.17   Affiliate Transactions....................................   52
     4.18   Escrow Imbalances.........................................   52
     4.19   Inconsistent Agreements...................................   52
     4.20   Closing Procedures........................................   53
     4.21   Underwriting..............................................   53
     4.22   Independence of Covenants.................................   53

SECTION 5.  CONDITIONS PRECEDENT......................................   53
     5.01   Conditions Precedent to Effectiveness.....................   53
     5.02   Conditions Precedent to all Loans.........................   55

SECTION 6.  EVENTS OF DEFAULT; REMEDIES...............................   56
     6.01   Events of Default.........................................   56
     6.02   Remedies..................................................   58

SECTION 7.  THE AGENT.................................................   59
     7.01   Appointment and Authorization.............................   59
     7.02   Note Holders..............................................   59
     7.03   Consultation With Counsel.................................   59
     7.04   Documents.................................................   59
     7.05   Agent and Affiliates......................................   60
     7.06   Action by Agent...........................................   60
     7.07   Credit Analysis...........................................   60
     7.08   Notices of Event of Default, etc..........................   60
     7.09   Indemnification...........................................   61
     7.10   Payments..................................................   61
     7.11   Sharing of Payments.......................................   62
     7.12   Successor Agent...........................................   62
     7.13   Inspection................................................   63

SECTION 8.  MISCELLANEOUS.............................................   63
     8.01   Waiver....................................................   63
     8.02   Notices...................................................   63
     8.03   Expenses; Indemnification.................................   64
     8.04   Confidentiality...........................................   64
     8.05   Releases, Amendments, Waivers, Consents and Exercise of
            Remedies..................................................   65
     8.06   Binding Effect; Assignments and Participations;
            Transferees; New Lenders; Commitment Increases............   65
     8.07   Governing Law and Construction............................   67
     8.08   Consent to Jurisdiction...................................   67
     8.09   Waiver of Jury Trial......................................   68
     8.10   Survival of Agreement.....................................   68
     8.11   Captions                                                     68
     8.12   Entire Agreement..........................................   68
     8.13   Counterparts..............................................   68
     8.14   Company Acknowledgements..................................   68

                                      iii

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                  --------------------------------------------


          SECOND AMENDED and RESTATED CREDIT AGREEMENT dated as of July 31, 1997 by and between NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders"), and FIRST BANK NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, together with any successor agents appointed hereunder, the "Agent").

          WHEREAS, the Company and First Bank are parties to that certain Amended and Restated Credit Agreement dated October25, 1996 (as amended, the "Existing Credit Agreement") pursuant to which First Bank and GFB provided the Company with a revolving mortgage warehousing credit facility and a working capital facility;

          WHEREAS, the Company has requested that First Bank add a swingline under such facility, increase the amount of such facility, and amend certain other provisions of the Existing Credit Agreement.

          Accordingly, the parties hereto hereby agree as follows:

          SECTION 1.  DEFINITIONS AND ACCOUNTING TERMS.
                      --------------------------------

          1.01 Certain Defined Terms.  As used herein, the terms defined in the
               ---------------------
introductory paragraphs hereof shall have the meanings given them therein and the following terms shall have the following respective meanings (such terms to be equally applicable to both the singular and plural forms of the terms defined):

          "Adjusted Eurodollar Rate":  on any date of determination, the rate
           ------------------------
     (rounded upward, if necessary, to the next higher one hundredth of one percent) determined by dividing the Eurodollar Rate for such date by 1.00 minus the Eurodollar Reserve Percentage.

          "Advance":  (a) a Reference Rate Advance, (b)a Fixed Rate Advance, or
           -------
     (c) a Eurodollar Advance.

          "Affiliate":  with respect to any Person, any other Person directly or
           ---------
     indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement":  this Credit Agreement, as amended, supplemented,
           ---------
     restated or otherwise modified and in effect from time to time.

          "Applicable Margin":  with respect to:
           -----------------

               (a)  Reference Rate Advances consisting of Warehousing Loans, 0%;

               (b) Reference Rate Advances consisting of Working Capital Loans, 0.5%; and

               (c)  Eurodollar Advances, 1.25%.

          "Balance Calculation Period":  each calendar quarter after the
           --------------------------
     Effective Date to and including the later of the date on which the Warehousing Notes shall be paid in full or the Warehousing Termination Date, except that the first Balance Calculation Period shall commence on the Effective Date and the last Balance Calculation Period shall end on the later of the date on which the Warehousing Notes shall have been paid in full or the Warehousing Termination Date.

          "Balances Deficiency":  as such term is defined in Section 2.03(a)(i).
           -------------------

          "Balances Deficiency Fee":  as such term is defined in Section
           -----------------------
     2.03(a)(i).

          "Balances Surplus":  as such term is defined in Section 2.03(a)(i).
           ----------------

          "Borrowing Date":  the Business Day specified by the Company in a
           --------------
     Confirmation of Borrowing/Paydown/Conversion as the date on which it requests the Lenders to make Warehousing Loans or Working Capital Loans or First Bank to make a Swingline Loan.

          "Business Day":  any day of the year other than a Saturday, Sunday or
           ------------
     other day on which commercial banks in Minneapolis, Minnesota are required or authorized to close.

          "Cash":  all cash and cash equivalents, as shown on the consolidated
           ----
     balance sheet of the Company prepared in accordance with GAAP, including, without limitation, all deposit accounts of the Company with any Lender or any other financial institution.

          "Change of Control":  the occurrence, after the Signing Date, of any
           -----------------
     of the following circumstances: (a) NCFC not owning, directly or indirectly, all of the issued and outstanding capital stock of the Company; or (b) any Person, or two or more Persons acting in concert, other than the Management Shareholders, acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities

     Exchange Act of 1934, as amended), directly or indirectly, of securities of NCFC (or other securities convertible into such securities) representing 35% or more of the combined voting power of all securities of NCFC entitled to vote in the election of directors; (c) any Person, or two or more Persons acting in concert, other than the Management Shareholders, acquiring by contract or otherwise, or entering into a contract or arrangement which upon consummation will result in its or their acquisition of, control over securities of NCFC (or other securities convertible into such securities) representing 35% or more of the combined voting power of all securities of NCFC entitled to vote in the election of directors; or
     (d) Robert Cole ceasing to be Chairman and CEO of NCFC.

          "Code":  the Internal Revenue Code of 1986, together with all
           ----
     amendments from time to time thereto.

          "Collateral Account":  account number 1731-0097-1378 of the Company
           ------------------
     with Agent.

          "Commitments":  the Warehousing Commitments and the Working   Capital
           -----------
     Commitments.

          "Compliance/Borrowing Base Certificate":  a certificate in the form of
           -------------------------------------
     Exhibit A.

          "Confirmation of Borrowing/Paydown/Conversion":  a confirmation in the
           --------------------------------------------
     form of Exhibit B.

          "Delivered Mortgage Loans":  Mortgage Loans pledged to the Agent
           ------------------------
     pursuant to the Pledge and Security Agreement with respect to which all of the documents required to be delivered to the Agent pursuant to Section
     4.02 of the Pledge and Security Agreement have been delivered.

          "Effective Date":  the date on or after the Signing Date on which all
           --------------
     of the conditions precedent set forth in Section 5.01 shall have been satisfied or waived in writing by the Agent.

          "Eligible Servicing Portfolio":  on any date of determination, the
           ----------------------------
     aggregate unpaid principal balance of all Mortgage Loans owned by Persons other than the Company that are serviced by the Company pursuant to Eligible Servicing Rights, excluding Servicing Rights that are subject to an executed and delivered agreement to sell the same.

          "Eligible Servicing Rights":  all rights of the Company held for its
           -------------------------
     own account (and not as nominee or subservicer), whether pursuant to a Servicing

     Contract or otherwise, to service Mortgage Loans or Mortgage Loan pools for, or to service Mortgage Loans or Mortgage Loan pools that back Mortgage-backed Securities issued or guaranteed by, FNMA, FHLMC, GNMA or another Investor, other than rights to service Mortgage Loans:

               (a) pursuant to Recourse Servicing Contracts;

               (b) with respect to which any payment is more than 59 days past due; or

               (c) with respect to which any obligor is the subject of a bankruptcy, debt arrangement or other proceeding under any insolvency law.

          "ERISA":  the Employee Retirement Income Security Act of 1974,
           -----
     together with all amendments from time to time thereto.

          "ERISA Affiliate":  any trade or business (whether or not
           ---------------
     incorporated) that is a member of a group that is treated as a single employer under Section414 of the Code of which the Company is a member.

          "Eurodollar Advance":  an outstanding Warehousing Loan that bears
           ------------------
     interest as provided in Section 2.03(a)(iii).

          "Eurodollar Rate":  on any date of determination, the average offered
           ---------------
     rate for deposits in United States dollars having a maturity of thirty days (rounded upward, if necessary, to the nearest 1/16 of 1%) for delivery of such deposits on such date of determination which appears on the Reuters Screen LIBO page as of 11:00 a.m., London time (or such other time as of which such rate appears) on such date of determination, or the rate for such deposits determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose; provided, that in lieu of determining the rate in the foregoing manner, the Agent may determine the rate based on rates at which United States dollar deposits having a maturity of thirty days are offered to the Agent in the interbank Eurodollar market at such time for delivery in Immediately Available Funds on such date of determination in an amount equal to $1,000,000 (round upward, if necessary, to the nearest 1/16 of 1%). "Reuters Screen LIBO page" means the display designated as page "LIBO" on the Reuters Monitor Money Rate Screen (or such other page as may replace the LIBO page on such service for the purpose of displaying London interbank rates of major banks for United States dollar deposits).

          "Eurodollar Reserve Percentage":  on any date of determination, that
           -----------------------------
     percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System, with deposits comparable in amount to those held by First Bank, in respect of "Eurocurrency Liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of a Bank to United States residents).

          "Event of Default":  as such term is defined in Section 6.01.
           ----------------

          "Existing Warehouse Advances":  as of the Effective Date, the
           ---------------------------
     outstanding "Warehousing Loans" (as such term is defined in the Existing Credit Agreement) made by First Bank and GFB under the Existing Credit Agreement.

          "Existing Working Capital Advances":  as of the Effective Date, the
           ---------------------------------
     outstanding "Working Capital Loans" (as such term is defined in the Existing Credit Agreement) made by First Bank under the Existing Credit Agreement.

          "Federal Funds Effective Rate":  for any date of determination, the
           ----------------------------
     weighted average of the quotations for such   date for overnight federal
     funds transactions received by First Bank from three (3) federal funds brokers of recognized standing selected by First Bank; provided, that in lieu of determining the rate in the foregoing manner, the Agent may substitute the per annum rate for such transactions displayed on the Telerate screen, page 120, at 10:00 A.M. (Minneapolis time) on such date or, if such date is not a Business Day, the most recent Business Day, or the equivalent rate determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose.

          "FHLMC":  the Federal Home Loan Mortgage Corporation and any successor
           -----
     thereto.

          "First Bank":   First Bank National Association, in its capacity as a
           ----------
     Lender hereunder.

          "Fixed Rate":  as defined in Section 2.03(a)(i).
           ----------

          "Fixed Rate Advance":  an outstanding Warehousing Loan that bears
           ------------------
     interest as provided in Section 2.03(a)(i) or a Working Capital Loan that bears interest as provided in Section 2.04(a)(i).

          "Floating Rate Advance":  an outstanding Loan maintained as a
           ---------------------
     Reference Rate Advance or a Eurodollar Advance.

          "FNMA":  the Federal National Mortgage Association and any successor
           ----
     thereto.

          "GAAP":  generally accepted accounting principles in the United States
           ----
     set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "GFB":  Guaranty Federal Bank, F.S.B., a federal savings bank.
           ---

          "GNMA":  the Government National Mortgage Association and any
           ----
     successor thereto.

          "Guarantee":  any obligation, contingent or otherwise, of any Person
           ---------
     guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or otherwise, (a)to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any direct or indirect security therefor,
     (b)to purchase property, securities, or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, (c)to maintain working capital, equity capital, or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or otherwise to protect the owner thereof against loss in respect thereof, or (d)entered into for the purpose of assuring in any manner the owner of such Indebtedness of the payment of such Indebtedness or to protect such owner against loss in respect thereof;

     provided, that the term "Guarantee" shall not include endorsements for
     --------
     collection or deposit, in each case in the ordinary course of business.

          "Guaranty":  the guaranty in the form of Exhibit C, or the same may be
           --------
     amended, supplemented or restated from time to time.

          "Holding Account":  a deposit account belonging to First Bank into
           ---------------

     which the Company may be required to make deposits pursuant to the provisions of this Agreement, such account to be under the sole dominion and control of First Bank and not subject to withdrawal by the Company, with any amounts therein to be held for application toward payment of (i) any outstanding Letter of Credit Obligations or (ii) other obligations of the Company to First Bank.

          "Immediately Available Funds":  funds with good value on the day and
           ---------------------------
     in the city in which payment is received.

          "Indebtedness":  with respect to any Person at any time, without
           ------------
     duplication, all obligations of such Person which, in accordance with GAAP, consistently applied, should be classified as liabilities on an unconsolidated balance sheet of such Person, but in any event shall include: (a)all obligations of such Person for borrowed money, (b)all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c)all obligations of such Person upon which interest charges are customarily paid or accrued, (d)all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (e)all obligations of such Person issued or assumed as the deferred purchase price of property or services, but excluding accrued expenses and trade payables incurred and paid in the ordinary course of business, (f)all obligations of others secured by any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g)all capitalized lease obligations of such Person, (h)all obligations of such Person in respect of interest rate protection agreements, (i)all obligations of such Person, actual or contingent, in respect of letters of credit or banker's acceptances, (j)all obligations of any partnership or joint venture as to which such Person is or may become personally liable, and (k)all Guarantees by such Person of Indebtedness of others.

          "Investment":  as applied to any Person, any direct or indirect
           ----------
     purchase or other acquisition by that Person of, or a beneficial interest in, stock or other securities of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by that Person to any other Person, including all Indebtedness and accounts receivable from that other Person which are not current assets or did not arise from sales to that other Person in the ordinary course of business.

          "Investor":  any bank, trust company, savings and loan association,
           --------
     pension fund, governmental authority, insurance company or other responsible and substantial institutional investor, dealer or securities broker designated by the Company and approved by the Agent (which approval shall not be unreasonably withheld) with respect to Mortgage Loans of a particular type; provided, that the Agent or the Required Lenders may at any time, by written notice to the Company, reject any Investor designated by the Company or designate any Investor as no longer acceptable. Upon receipt of such written notice, the Person(s) named in such notice to the Company shall no longer be considered Investors hereunder.

          "IPO Date": the Business Day on which   NCFC shall have received and
           --------
     contributed to the Company proceeds of the   initial public offering of
     NCFC's stock in an amount sufficient to increase the Company's Tangible Net Worth to not less than $35,000,000.

          "Letter of Credit":  an irrevocable letter of credit, in form and
           ----------------
substance satisfactory to First Bank, issued by First Bank pursuant to this Agreement for the account of the Company.

          "Letter of Credit Fee":  as defined in Section 2.09(g).
           --------------------

          "Letter of Credit Obligations":  as of any date of determination, the
           ----------------------------
     sum of (a) the aggregate amount available to be drawn under Letters of Credit outstanding on such date and (b) the aggregate amount of Unpaid Drawings on such date.

          "Leverage Ratio":  on any date of determination, the ratio of (a)Total
           --------------
     Indebtedness to (b) Tangible Net Worth.

          "Lien":  any security interest, mortgage, pledge, lien, charge,
           ----
encumbrance, title retention agreement or analogous instrument, in, of, or   on
any of the assets or properties, now owned or hereafter acquired, of any Person, whether arising by agreement or operation of law.

          "Loan Documents":  this Agreement, the Notes, the Pledge and Security
           --------------
     Agreement, the Guaranty, and all other agreements, instruments, certificates and other documents executed and delivered pursuant thereto or in connection therewith, as the same may be supplemented, amended or otherwise modified from time to time after the Signing Date.

          "Loans":  Warehousing Loans, Swingline Loans and Working Capital
           -----
Loans.

          "Management Shareholders":  Robert K. Cole, Brad A. Morrice,
           -----------------------
EdwardF. Gotschall and Steven Holder.

          "Material Adverse Event":  any occurrence of whatsoever nature
           ----------------------
     (including, without limitation, any adverse determination in any litigation, arbitration or governmental investigation or proceeding) which materially adversely affects the present or reasonably foreseeable prospective financial condition or operations of NCFC or the Company or materially impairs the ability of NCFC or the Company to perform its respective obligations under the Loan Documents.

          "Mortgage":  a mortgage or deed of trust on real property which has
           --------
     been improved by a completed single family (i.e., one to four family units)
                                                 ----
     dwelling unit (i.e., a detached house, townhouse or condominium).
                    ----

          "Mortgage-backed Security":  a security (including, without
           ------------------------
     limitation, a participation certificate) that is an interest in a pool of Mortgage Loans or is secured by such an interest.

          "Mortgage Banker's Financial Reporting Form": Form Number 10021055 of
           ------------------------------------------
     the FNMA Seller's Guide.

          "Mortgage Loan":  a Mortgage Note and the related Mortgage.
           -------------

          "Mortgage Note":  a promissory note which has a term not exceeding 30
           -------------
     years evidencing a loan or advance which is secured by a Mortgage.

          "Multiemployer Plan":  a multiemployer plan, as such term is defined
           ------------------
     in Section 4001 (a) (3) of ERISA, which is maintained (on the Closing Date, within the five years preceding the Closing Date, or at any time after the Closing Date) for employees of the Company or any ERISA Affiliate.

          "NCFC":  New Century Financial Corporation, a Delaware corporation.
           ----

          "Net Worth":  as to any Person, as of any date of determination, the
           ---------
     net worth of such Person as of such date, determined in accordance with GAAP.

          "Notes":  the Warehousing Notes and the Working Capital Notes.
           -----

          "Obligations":  all obligations of each of the Company and NCFC to the
           -----------
     Agent or any Lender now or hereafter existing under any Loan Document, whether for principal, interest, fees, expenses, indemnification or otherwise.

          "PBGC":  the Pension Benefit Guaranty Corporation created by Section
           ----
     4002(a) of ERISA or any governmental body succeeding to the functions thereof.

          "Person":  any natural person, corporation, partnership, joint
           ------
     venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Plan":  each employee benefit plan (whether in existence on the
           ----
     Closing Date or thereafter instituted), as such term is defined in Section 3 of ERISA, maintained for the benefit of employees, officers or directors of the Company or of any ERISA Affiliate, other than a Multiemployer Plan.

          "Pledge and Security Agreement":  the pledge and security agreement in
           -----------------------------
     the form of ExhibitD, as the same may be amended, supplemented or restated from time to time.

          "Prohibited Transaction":  the respective meanings assigned to such
           ----------------------
     term in Section 4975 of the Code and Section 406 of ERISA.

          "Pro Rata Share":  with respect to each Lender, in each case expressed
           --------------
     as a percentage:

               (a) as such term pertains to such Lender's obligation to make Warehousing Loans, including its obligation to refinance any outstanding Swingline Loans, the fraction which the amount of its Warehousing Commitment is to the aggregate amount of all the Warehousing Commitments,

               (b) as such term pertains to such Lender's right to receive payment of interest on and Usage Fees and Balances Deficiency Fees with respect to its outstanding Warehousing Loans, the fraction which the outstanding amount of interest, Usage Fees and Balances Deficiency Fees payable to it on or with respect to the outstanding principal balance of such Lender's Warehousing Loans is to the aggregate outstanding amount of interest, Usage Fees and Balances Deficiency Fees payable on or with respect to the aggregate unpaid principal balance of all Warehousing Loans,

               (c) as such term pertains to such Lender's right to receive payment of principal of its outstanding Warehousing Loans, the fraction which the amount of the unpaid principal balance of its Warehousing Loans is to the aggregate unpaid principal balance of all outstanding Warehousing Loans,

               (d) as such term pertains to such Lender's right to receive facility fees under Section 2.01(h), the fraction which such Lender's

          Warehousing Commitment Amount is to the sum of all Warehousing Commitment Amounts,

               (e) as such term pertains to such Lender's obligation to make Working Capital Loans, including its obligations to make Working Capital Loans to repay Unpaid Drawings or to purchase participation in Unpaid Drawings, the fraction which the amount of its Working Capital Commitment is to the aggregate amount of all the Working Capital Commitments,

               (f) as such term pertains to such Lender's right to receive payment of interest on and Balances Deficiency Fees with respect to its outstanding Working Capital Loans, the fraction which the outstanding amount of interest and Balances Deficiency Fees payable to it on or with respect to the outstanding principal balance of such Lender's Working Capital Loans is to the aggregate outstanding amount of interest and Balances Deficiency Fees payable on or with respect to the aggregate unpaid principal balance of all Working Capital Loans,

               (g) as such term pertains to such Lender's right to receive payment of principal of its outstanding Working Capital Loans, the fraction which the amount of the unpaid principal balance of its Working Capital Loans is to the aggregate unpaid principal balance of all outstanding Working Capital Loans,

               (h) as such term pertains to such Bank's right to receive facility fees under Section 2.02(f), the fraction which such Bank's Working Capital Commitment Amount is to the sum of all Working Capital Commitment Amounts,

               (i) as such term pertains to such Lender's obligations under Section7.09, and for all other purposes, the fraction which the sum of such Lender's Warehousing Commitment Amount and Working Capital Commitment Amount, or, if its Commitments have terminated, the unpaid principal balance of its Loans, is to the sum of the Warehousing Commitment Amounts and Working Capital Commitment Amounts of all of the Lenders or, if the Commitments have terminated, the unpaid principal balance of all of the Loans.

          "Recourse Servicing Contract":  a Servicing Contract under which the
           ---------------------------
     Company is obligated to repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of such Mortgage Loans (other than those Servicing Contracts that are customarily recognized in the trade as non-recourse but that may contain repurchase or indemnification obligations related to breaches of usual and customary representations and warranties made by the Company in connection with the sale and servicing of the Mortgage Loans serviced thereunder and usual and customary provisions for the advance of principal and interest on Mortgage-backed Securities by the Company).

          "Reference Rate":  at the time of any determination thereof, the rate
           --------------
     per annum which is most recently publicly announced by First Bank as its "reference rate", which may be a rate at, above or below which First Bank lends to other Persons.

          "Reference Rate Advance":  an outstanding Warehousing Loan or a
           ----------------------
     Swingline Loan that bears interest as provided in Section 2.03(a)(ii) or a Working Capital Loan that bears interest as provided in Section 2.04(a)(ii).

          "Regulation D":  Regulation D (or any substitute regulations) of the
           ------------
     Board of Governors of the Federal Reserve System (or any successor thereto), together with all amendments from time to time thereto.

          "Regulatory Change":  any change after the Signing Date in United
           -----------------
     States federal, state or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including any Lender under any United States federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Reportable Event":  a reportable event as defined in Section 4043 of
           ----------------
     ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any waiver in accordance with Section 412(d) of the Code.

          "Required Lenders":  at any time of determination, Lenders whose Pro
           ----------------
     Rata Shares (as defined under clause(i) of the definition of such term) aggregate at least 66.67%; provided, that if there is more than one Lender, the "Required Lenders" shall not consist of fewer than two Lenders.

          "Reserve-Adjusted Balances":  for any Balance Calculation Period, an
           -------------------------
     amount obtained by multiplying (a)the average net daily collected non-interest-bearing balances of the Company on deposit with any Lender during such Balance Calculation Period over and above the balances required to compensate such Lender for services provided by such Lender for said Balance Calculation Period, reductions in the interest payable on Indebtedness (other than the Loans) outstanding to such Lender and assessments payable with respect to such balances by such Lender to the Federal Deposit Insurance Corporation (or any successor thereto) for such Corporation's insuring of time deposits in dollars made at such Lender for such Balance Calculation Period by (b) a percentage equal to 100%, minus the average daily Reserve Percentage in effect for said Balance Calculation Period. For purposes of the foregoing, "Reserve Percentage" shall mean, on
                                              ------------------
     any date of determination, the percentage as prescribed by Regulation D for determining the highest maximum reserve requirement (including, without limitation, any marginal, emergency, supplemental, special or other reserve) that the applicable Lender determines it is required to maintain on such date in respect of deposits of the type maintained with such Lender in the applicable Balance Calculation Period.

          "Restricted Payments":  with respect to any Person, collectively, all
           -------------------
     dividends or other distributions of any nature (cash, securities, assets or otherwise), and all payments, by virtue of redemption or otherwise, on any class of equity securities (including, without limitation, warrants, options or rights therefor) issued by such Person, whether such securities are now or may hereafter be authorized or outstanding and any distribution in respect of any of the foregoing, whether directly or indirectly.

          "Risk Rating":  as defined in Exhibit E.
           -----------

          "Servicing Contract":  a contract or agreement purchased by the
           ------------------
     Company or entered into by the Company for its own account (and not as nominee or subservicer), whether now existing or hereafter purchased or entered into, pursuant to which the Company services Mortgage Loans or Mortgage Loan pools for others.

          "Servicing Rights":  any and all rights of the Company held for its
           ----------------
     own account (and not as nominee or subservicer), whether pursuant to a Servicing Contract or otherwise, to service Mortgage Loans or Mortgage Loan pools, including, without limitation, (i) all rights to collect payments due and enforce the rights of the mortgagee under any Mortgage Loans, (ii) all rights to receive compensation and termination fees under any Servicing Contract and (iii) all rights to receive the proceeds from any sale or other transfer of the Company's interest in any Servicing Contract.

          "Signing Date":  the Business Day on which counterparts of this
           ------------
     Agreement, duly executed by the Company and the Lenders, have been delivered to the Agent.

          "Subsidiary":  as to any Person, any corporation or other entity of
           ----------
     which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time owned directly or indirectly by such Person.

          "Swingline Commitment":  the discretionary revolving credit facility
           --------------------
     provided by First Bank to the Borrower described in Section 2.01(b).

          "Swingline Loan":  a loan made by First Bank to the Borrower pursuant
           --------------
     to Section 2.01(b).

          "Take-Out Commitment": as defined in Exhibit E.
           -------------------

          "Tangible Net Worth":  as of any date of determination, the
           ------------------
     consolidated Net Worth of the Company and its subsidiaries, less the consolidated net book value of all assets of the Company and its subsidiaries (to the extent reflected as an asset in the balance sheet of the Company or any subsidiary at such date) which will be treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense; provided, that interest-only or
                                            --------
     residual interests in Mortgage-backed Securities issued by the Company shall not be treated as intangibles for purposes of this definition.

          "Total Indebtedness":  at any time of determination, the amount, on a
           ------------------
     consolidated basis, of the liabilities of the Company and its subsidiaries, determined in accordance with GAAP, minus obligations under gestation repurchase agreements or similar arrangements under which the Company or its subsidiaries are required to repurchase Mortgage-backed Securities or Mortgage Loans from any Lender or other counterparty reasonably satisfactory to the Agent, whether or not such obligations are reflected on the Company's balance sheet; provided, that such gestation repurchase agreements are entered into in the ordinary course of business in contemplation of the subsequent non-recourse sale of such Mortgage-backed Securities or Mortgage Loans.

          "Transferees":  as such term is defined in Section 7.06.
           -----------

          "Transferred Interest":  as such term is defined in Section 7.06.
           --------------------

          "Underwriting Guidelines":  the Company's underwriting guidelines as
           -----------------------
     in effect on the Signing Date, a copy of which is attached hereto as
     Schedule 1.01 (a), as the same may be modified from time to time in accordance with this Agreement.

          "Unmatured Event of Default":  any event which with the lapse of time,
           --------------------------
     with notice to the Company or with both would constitute an Event of Default.

          "Unpaid Drawing":  as defined in Section 2.09(d).
           --------------

          "Usage Fees":  as defined in Section 2.02(b).
           ----------

          "Warehousing Borrowing Base":  as of a date of determination, an
           --------------------------
     amount equal to 100% of the Warehousing Collateral Value of the Warehousing Collateral, as determined by the Agent from its records.

          "Warehousing Collateral":  the "Collateral" as defined in the Pledge
           ----------------------
     and Security Agreement.

          "Warehousing Collateral Value":  on the date of any determination,
           ----------------------------
     with respect to the Warehousing Collateral or any portion thereof, as determined by the Agent in accordance with the provisions of Exhibit E.

          "Warehousing Commitment":  as to any Lender, the obligation of such
           ----------------------
     Lender to make Warehousing Loans pursuant to Section 2.01(a).

          "Warehousing Commitment Amount":  as to any Lender, the amount set
           -----------------------------
     opposite such Lender's name as its "Warehousing Commitment" in Schedule 1.01(b), as the same may be (i)reduced pursuant to Section 2.01(g), (ii) changed as the result of an assignment pursuant to Section 8.06(a) or (iii) increased pursuant to Section 8.06(b).

          "Warehousing Loan":  a loan made by the Lender to the Company pursuant
           ----------------
     to Section 2.01(a).

          "Warehousing Note":  as such term is defined in Section 2.01(e).
           ----------------

          "Warehousing Termination Date": the earliest of (a) May 31, 1998, (b)
           ----------------------------
     the date on which the Warehousing Commitments are terminated or reduced to zero pursuant to Section 2.01(g), or (c) the date on which the Warehousing Commitments are terminated pursuant to Section 6.02.

          "Working Capital Commitment":  as to any Lender, its obligations (a)
           --------------------------
     to make Working Capital Loans pursuant to Section2.02(a), and (b) in the case of First Bank, to issue Letters of Credit upon the request of the Company in an aggregate principal amount outstanding not to exceed $1,250,000, and in the case of all of the Lenders, to make Working Capital Loans to repay and/or purchase participation interests in Unpaid Drawings, pursuant to Section 2.09, all upon the terms and subject to the conditions and limitations of this Agreement.

          "Working Capital Commitment Amount":  as to any Lender, the   amount
           ---------------------------------
set opposite such Lender's name as its "Working Capital   Commitment" in
Schedule 1.01(b), as the same may be (i)reduced pursuant to   Section 2.02(e),
(ii) changed as the result of an assignment pursuant to Section   8.06(a) or
(iii) increased pursuant to Section 8.06(b).

          "Working Capital Loan":  a loan made by First Bank to the Company
           --------------------
pursuant to Section 2.02(a).

          "Working Capital Note":  as such term is defined in Section 2.02(c).
           --------------------

          "Working Capital Termination Date":  the earliest of (a) May 31, 1998,
           --------------------------------
(b) the date on which the Working Capital Commitments are terminated or reduced to zero pursuant to Section 2.02(e) or (c) the date on which the Working Capital Commitments are terminated pursuant to Section 6.02.

          1.02 Accounting Terms.  Except as provided to the contrary herein, all
               ----------------
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP. To the extent any change in GAAP affects any computation or determination required to be made pursuant to this Agreement, such computation or determination shall be made as if such change in GAAP had not occurred unless the Company and the Lenders agree in writing on an adjustment to such computation or determination to account for such change in GAAP.

          1.03 Computation of Time Periods.  In this Agreement, in the
               ---------------------------
computation of a period of time from a specified date to a later specified date, unless otherwise stated the word "from" means "from and including" and the word "to" or "until" each means "to but excluding".

          1.04 Other Definitional Terms.  The words "hereof", "herein" and
               ------------------------
"hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule, exhibit and like references are to this Agreement unless otherwise specified. Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or".

          SECTION 2.  THE CREDIT FACILITIES.
                      ---------------------

          2.01 The Warehousing Facility and the Swingline Facility.
               ---------------------------------------------------

               (a) Warehousing Credit Commitment.    Upon the terms and subject
                   -----------------------------
     to the conditions of this Agreement, during the period beginning on the Effective Date and ending on the Warehousing Termination Date, each Lender agrees, severally but not jointly, to lend (and after repayment, to relend) to the Company, at such times and in such amounts as the Company shall request, up to an aggregate principal amount at any time outstanding equal to such Lender's Warehousing Commitment Amount, subject to the following limitations:

               (i) the aggregate principal amount of Warehousing Loans and Swingline Loans at any time outstanding shall not exceed the sum of the Warehousing Commitment Amounts of all the Lenders; and

               (ii) the aggregate principal amount of Warehousing Loans and Swingline Loans at any time outstanding shall not exceed the Warehousing Borrowing Base, as determined by the Agent from its records.

     No Lender shall be obligated to make Warehousing Loans if, after giving effect thereto, either of the foregoing limitations would be exceeded. The failure of any one or more of the Lenders to make a Warehousing Loan in accordance with its Warehousing Commitment shall not relieve the other Lenders of their several obligations hereunder, but no Lender shall be liable with respect to the obligation of any other Lender hereunder or be obligated in any event to make Warehousing Loans which, together with its Pro Rata Share of outstanding Swingline Loans, would exceed its Warehousing Commitment Amount.

               (b)  Discretionary Swingline Commitment.  Upon the terms and
                    ----------------------------------
     subject to the conditions of this Agreement, until the Warehousing Termination Date, First Bank, in its sole discretion, may lend to the Company loans (each such loan, a "Swingline Loan") at such times and in such amounts as the Company shall request, up to an aggregate principal amount at any time outstanding equal to the amount by which First Bank's Warehousing Commitment Amount exceeds the principal amount outstanding under First Bank's Warehousing Note; provided, that First Bank will not make a Swingline Loan if (i) after giving effect thereto, either of the limitations set forth in Section 2.01(a) would be exceeded or (ii) First Bank has received written notice from the Company or any Lender that one or more of the conditions precedent set forth in Section 5 hereof for the making of a Warehousing Advance have not been satisfied.

               (c) Manner of Borrowing.  The Company shall give the Agent
                   -------------------
     telephonic notice of each request for Warehousing Loans not later than 1:00 P.M. (Minneapolis time) on the requested Borrowing Date, and each request for Swingline Loans not later than 3:30 p.m. (Minneapolis time) on the requested Borrowing Date. On the Effective Date, the Company shall be deemed to have requested Warehousing Loans in an amount equal to the outstanding principal balance of all Existing Warehousing Advances, and such Warehousing Loans shall be used to refund such Existing Warehousing Advances. Each request for Warehousing Loans or Swingline Loans shall specify the aggregate amount of Warehousing Loans or Swingline Loans, as the case may be, requested and whether such Loans to be made by each Lender are to be funded as Eurodollar Advances, Fixed Rate Advances or Reference Rate Advances; provided, that any portion of a Loan not so designated shall be funded as a Eurodollar Advance. The Company shall, not later than the following Business Day, confirm any such request by delivering to the Agent a duly completed and executed Confirmation of Borrowing/Paydown/Conversion. The Agent shall notify each Lender by not later than 2:30 P.M. (Minneapolis time) on the date it receives such request of each request for Warehousing Loans received from the Company, of such Lender's Pro Rata Share of the Warehousing Loans requested and whether such Lender's Warehousing Loans are to be funded as Reference Rate Advances, Eurodollar Advances or Fixed Rate Advances. Each Lender shall deposit into the Collateral Account in Immediately Available Funds by not later than 2:30 P.M. (Minneapolis time) on the Borrowing Date the total amount of the Warehousing Loans to be made by such Lender. On the Borrowing Date of requested Swingline Loans, First Bank may deposit into the Collateral Account in Immediately Available Funds by not later than 4:00 p.m. (Minneapolis time) on the requested Borrowing Date the amount of the requested Swingline Loans. Unless the Agent shall have received notice from a Lender prior to 3:00 P.M. (Minneapolis time) on any Borrowing Date that such Lender will not make available to the Agent the Warehousing Loans to be made by such Lender on such date, the Agent may assume that such Lender has made such Warehousing Loan available to the Agent on such date and the Agent in its sole discretion may, in reliance upon such assumption, make available to the Company on such date a corresponding amount on behalf of such Lender. If a Lender shall not have timely given such a notice, and to the extent such Lender shall not have so made available to the Agent the Warehousing Loans to be made by such Lender on such date and the Agent shall have so made available to the Company a corresponding amount on behalf of such Lender, such Lender shall, on demand, pay to the Agent such corresponding amount together with interest thereon, at the Federal Funds Effective Rate, for each day from the date such amount shall have been so made available by the Agent to the Company until the date such amount shall have been repaid to the Agent. If such Lender does not pay such corresponding amount promptly upon the Agent's demand therefor, the Agent shall promptly notify the Company and the Company shall immediately repay such corresponding amount to the Agent together with accrued interest thereon at the applicable rate or rates provided in Section 2.04. Each request for Warehousing Loans or Swingline Loans shall be deemed to be a representation by the Company that (i) no Event of Default or Unmatured Event of Default has occurred or will exist upon the making of the requested Warehousing Loans and (ii) the representations and warranties contained in Section 3 hereof, in Section 5 of the Pledge and Security Agreement, and in Section 15 of the Guaranty are true and correct with the same force and effect as if made on and as of the date of such request.

               (d)  Refinancing of Swingline Loans.
                    ------------------------------

                    (i)  Permitted Refinancings of Swingline Loans.  First Bank,
                         -----------------------------------------
          at any time in its sole and absolute discretion, may, upon notice given to each other Lender by not later than 2:30 P.M. (Minneapolis time) on any Business Day, request that each Lender (including First
          Bank) make a Warehousing Loan in an amount equal to its Pro Rata Share of the portion of the aggregate unpaid principal amount of any outstanding Swingline Loans for the purpose of refinancing such Swingline Loans. Such Revolving Loans shall be made as Eurodollar Advances, unless the Company specifies otherwise.

                    (ii)  Mandatory Refinancings of Swingline Loans.  Not later
                          -----------------------------------------
          than 2:30 P.M. (Minneapolis time) on Thursday of each week, First Bank will notify each other Lender of the aggregate amount of Swingline Loans which are then outstanding and the amount of Warehousing Loans required to be made by each Lender (including First Bank) to refinance such outstanding Swingline Loans (which shall be in the amount of each Lender's Pro Rata Share of such outstanding Swingline Loans). Such Revolving Loans shall be made as Eurodollar Advances, unless the Company specifies otherwise.

                    (iii)  Lenders' Obligation to Fund Refinancings of Swingline
                           -----------------------------------------------------
          Loans.  Upon the giving of notice by First Bank under Section
          -----
          2.01(d)(i) or 2.01(d)(ii), each Lender (including First Bank) shall make a Warehousing Loan in an amount equal to its Pro Rata Share of the aggregate principal amount of Swingline Loans to be refinanced, and provide proceeds of such Warehousing Loans, in Immediately Available Funds, by not later than 4:00 P.M. (Minneapolis time) on the date such notice was received; provided, however, that a Lender shall not be obligated to make any such Warehousing Loan unless (A) First Bank believed in good faith that all conditions to making the subject Swingline Loan were satisfied at the time such Swingline Loan was made, or (B) if the conditions to such Swingline Loan were not satisfied, such Lender had actual knowledge, by receipt of the statements furnished to it pursuant to Section 4.01 or otherwise, that any such condition had not been satisfied and failed to notify FirstBank in a writing received by First Bank prior to the time it made such Swingline Loan that First Bank was not authorized to make a Swingline Loan until such condition had been satisfied, or First Bank was obligated to give notice of the occurrence of an Event of Default or an Unmatured Event of Default to the Lenders pursuant to Section
          7.08 and failed to do so, or (C) any conditions to the making of such Swingline Loan that were not satisfied had been waived in writing by the Majority Lenders prior to or at the time such Swingline Loan was made. The proceeds of Warehousing Loans made pursuant to the preceding sentence shall be paid to First Bank (and not to the Company) and applied to the payment of principal of the outstanding Swingline Loans, and the Company authorizes the Agent to charge the Company's operating account or any other account (other than escrow or custodial accounts) maintained by it with the Agent (up to the amount available therein) in order to immediately pay First Bank the principal amount of such Swingline Loans to the extent amounts received from the other Lenders are not sufficient to repay in full the principal of the outstanding Swingline Loans requested or required to be refinanced. Upon the making of a Warehousing Loan by a Lender pursuant to this Section 2.01(d)(iii), the amount so funded shall become due under such Lender's Warehousing Note and the outstanding principal amount of the Swingline Loans shall be correspondingly reduced. If any portion of any such amount paid to First Bank should be recovered by or on behalf of the Company from First Bank in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in the manner contemplated by
          Section 7.11. Each Lender's obligation to make Warehousing Loans referred to in this Section 2.01(d) shall, subject to the proviso to the first sentence of this Section 2.01(d)(iii), be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (1) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against First Bank, the Company or anyone else for any reason whatsoever; (2) the occurrence or continuance of a Default or an Event of Default; (3) any adverse change in the condition (financial or otherwise) of the Company or the Guarantor; (4) any breach of this Agreement by the Company, the Agent or any Lender; or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, that in no event shall a Lender be obligated to make a Revolving Loan if, after giving effect thereto, the outstanding principal balance of such Lender's Warehousing Note would exceed its Warehousing Commitment Amount.

               (e) Warehousing Notes.  Warehousing Loans made by each Lender
                   -----------------
     shall be evidenced by the Company's promissory note in the form of Exhibit F (each, together with any promissory note subsequently executed and delivered by the Company to evidence any Lender's Warehousing Loans, a "Warehousing Note"), which shall be made payable to the order of such Lender in an amount equal to such Lender's Warehousing Commitment Amount, shall be dated the Effective Date and shall mature on the Warehousing Termination Date. First Bank's Warehousing Note shall also evidence the Swingline Loans made by it hereunder. The aggregate amount of the Warehousing Loans made by a Lender and, in the case of First Bank, Swingline Loans made by a Lender, less all repayments of principal thereof shall be the principal amount owing and unpaid on such Lender's Warehousing Note. The principal amount of each Warehousing Loan made by a Lender and all principal payments and prepayments thereof may be noted by such Lender on a schedule attached to its Warehousing Note and shall be entered by such Bank on its ledgers and computer records. First Bank shall enter in its ledgers and records the amount of each Swingline Loan, and the payments made thereon, and First Bank is authorized by the Company to enter on a schedule attached to its Warehousing Note a record of such Swingline Loans and payments. The failure of any Lender to make such notations or entries shall not affect the principal amount owing and unpaid on its Warehousing Note. The entries made by a Lender on its ledgers and computer records and any notations made by a Lender on any such schedule annexed to its Warehousing Note shall be presumed to be accurate until the contrary is established.

               (f) Payment and Prepayment of Warehousing Loans and Swingline
                   ---------------------------------------------------------
     Loans.  The Company shall pay the principal of the Warehousing Loans and
     -----
     Swingline Loans as follows:

                    (i) Mandatory Payments.  The entire unpaid principal balance
                        ------------------
          of each Lender's Warehousing Note shall be due and payable on the Warehousing Termination Date.

                    (ii) Mandatory Prepayments.  If, at any time, the aggregate
                         ---------------------
          principal amount of all Warehousing Loans and Swingline Loans outstanding exceeds the Warehousing Borrowing Base, the Company shall immediately make principal prepayments of the Warehousing Notes in an aggregate amount equal to the amount of such excess, which amount shall be paid to the Agent and distributed (A) first, to First Bank as a prepayment on the outstanding principal balance of any Swingline Loans and (B) after repayment in full of any Swingline Loans, to the Lenders ratably on the basis of each Lender's Pro Rata Share of outstanding principal balances of the Warehousing Notes. In addition, all Swingline Loans shall also be prepayable on demand therefor by First Bank.

                    (iii)  Optional Prepayments.  The Company shall have the
                           --------------------
          right to prepay, without penalty, the outstanding principal balances of the Warehousing Notes in whole or in part at any time and from time to time, each such principal prepayment to be paid to the Agent and distributed (A) first, to First Bank as a prepayment on the outstanding principal balance of any Swingline Loans and (B) after repayment in full of any Swingline Loans, to the Lenders ratably on the basis of each Lender's Pro Rata Share of outstanding principal balances of the Warehousing Notes.

                    (iv) Confirmation.  The Company shall promptly send the
                         ------------
          Agent a Confirmation of Borrowing/Paydown/Conversion confirming any payment or prepayment of principal made on the Warehousing Notes.

               (g) Termination and Reduction of the Warehousing Commitments.
                   --------------------------------------------------------

                    (i) The Company may, at any time, upon not less than thirty days' prior written notice to the Agent, a copy of which shall be promptly provided by the Agent to each Lender, reduce the aggregate Warehousing Commitment Amount, with any such reduction in a minimum amount of $10,000,000, or, if more, in an integral multiple of $5,000,000 in excess thereof; provided, that the Company may not reduce the aggregate Warehousing Commitment Amount below the aggregate principal amount of outstanding Warehousing Loans and Swingline Loans. The Company may, upon not less than thirty days' prior written notice to the Agent, a copy of which shall be promptly provided by the Agent to each Lender, terminate the Warehousing Commitments in their entirety. Upon termination of the Warehousing Commitments pursuant to this Section, the Company shall pay to the Lender the aggregate amount of all outstanding Warehousing Loans, all accrued and unpaid interest thereon, any unpaid fees accrued to the date of such termination and all other unpaid obligations of the Company to the Lenders in respect of their Warehousing Commitments hereunder.

                    (ii) Notwithstanding the foregoing, any termination of the Warehousing Commitments pursuant to Section 6.02 shall supersede any notice of termination or reduction under this Section 2.02(h). Once the Warehousing Commitments have been terminated or reduced, they may not be reinstated.

               (h)  Facility Fees.  The Company shall pay each Lender a facility
                    -------------
     fee on the average daily amount of such Lender's Warehousing Commitment Amount, whether used or unused, payable monthly in arrears on the third Business Day of each month in an amount equal to one-quarter of one percent (0.25%) per annum.

               (i) Use of Proceeds.  Except as otherwise provided in Section
                   ---------------
     2.01(d) with respect to refinancing Swingline Loans, the proceeds of the Swingline Loans and the Warehousing Loans shall be used to make, originate or acquire Mortgage Loans, to finance Mortgage Loans previously made, originated or acquired or, in the case of Warehousing Loans made on the Effective Date, to repay in full the Existing Warehousing Advances.

          2.02   The Working Capital Facility.
                 ----------------------------

               (a)  Working Capital Credit Commitment.    Upon the terms and
                    ---------------------------------
     subject to the conditions of this Agreement, during the period beginning on the Effective Date and ending on the Working Capital Termination Date, such Lender agrees to lend (and after repayment, to relend) to the Company, at such times and in such amounts as the Company shall request, up to an aggregate principal amount at any time outstanding equal to such Lender's Working Capital Commitment Amount; provided, that no Lender shall be
                                        --------
     obligated to make any Working Capital Loan under the Working Capital Commitment if the sum of the aggregate principal amount of Working Capital Loans which would be outstanding as a result of making such Working Capital Loan plus Letter of Credit Obligations would exceed the Working Capital
          ----
     Commitment Amount. The failure of any one or more of the Lenders to make a Working Capital Loan in accordance with its Working Capital Commitment shall not relieve the other Lenders of their several obligations hereunder, but no Lender shall be liable with respect to the obligation of any other Lender hereunder or be obligated in any event to make Working Capital Loans in excess of its Working Capital Commitment Amount.

               (b) Manner of Borrowing.  The Company shall give the Agent
                   -------------------
     telephonic notice of each request for Working Capital Loans not later than 12:00 noon (Minneapolis time) on the applicable Borrowing Date, specifying the aggregate amount of Working Capital Loans requested, and whether the Working Capital Loans to be made by each Lender are to be funded as Fixed Rate Advances or Reference Rate Advances; provided, that any portion of a
                                               --------
     Working Capital Loan not so designated shall be made as a Reference Rate Advance. The Company shall promptly confirm any such request by delivering to the Agent a duly completed and executed Confirmation of Borrowing/Paydown/Conversion. On the Effective Date, the Company shall be deemed to have requested Working Capital Loans in an amount equal to the outstanding principal balance of all Existing Working Capital Advances.
     The Agent shall notify each Lender of such Lender's Pro Rata Share of the Working Capital Loans requested, and whether such Lender's Working Capital Loans are to be funded as Fixed Rate Advances or Reference Rate Advances, by not later than 1:00 P.M. (Minneapolis time) on the date on which the Agent receives such request from the Company. Each Lender shall deposit into the Collateral Account in Immediately Available Funds by not later than 2:30 P.M. (Minneapolis time) on the applicable Borrowing Date the total amount of the Working Capital Loans to be made by such Lender;

     provided, however, that with respect to the Working Capital Loans to be
     --------  -------
     made by it on the Effective Date, each Lender may offset against such Working Capital Loans all or a portion of its outstanding Existing Working Capital Advances, if any. Unless the Agent shall have received notice from a Lender prior to 2:30 P.M. (Minneapolis time) on the date any Working Capital Loans are to be made that such Lender will not make available to the Agent the Working Capital Loans to be made by such Lender on such date, the Agent may assume that such Lender has made such Working Capital Loans available to the Agent on such date and the Agent in its sole discretion may, in reliance upon such assumption, make available to the Company on such date a corresponding amount on behalf of such Lender. If a Lender shall not have timely given such a notice, and to the extent such Lender shall not have so made available to the Agent the Working Capital Loans to be made by such Lender on such date and the Agent shall have so made available to the Company a corresponding amount on behalf of such Lender, such Lender shall, on demand, pay to the Agent such corresponding amount together with interest thereon, at the Federal Funds Effective Rate, for each day from the date such amount shall have been so made available by the Agent to the Company until the date such amount shall have been repaid to the Agent. If such Lender does not pay such corresponding amount promptly upon the Agent's demand therefor, the Agent shall promptly notify the Company and the Company shall immediately repay such corresponding amount to the Agent together with accrued interest thereon at the applicable rate or rates provided in Section 2.04. Each request for a Working Capital Loan shall be deemed to be a representation by the Company that (i) no Event of Default or Unmatured Event of Default has occurred or will exist upon the making of the requested Working Capital Loan and
     (ii) the representations and warranties contained in Section 3 hereof, in
     Section 5 of the Pledge and Security Agreement, and in Section 15 of the Guaranty are true and correct with the same force and effect as if made on and as of the date of such request.

               (c)   Working Capital Note.  Working Capital Loans made by each
                     --------------------
     Lender shall be evidenced by the Company's promissory note in the form of Exhibit H (together with any promissory note subsequently executed and delivered by the Company to evidence such Lender's Working Capital Loans, the "Working Capital Note"), which shall be made payable to the order of such Lender in an amount equal to such Lender's Working Capital Commitment Amount and shall mature on the Working Capital Termination Date. The sum of the aggregate amount of all Working Capital Loans made and all participations in Unpaid Drawings purchased by any Lender minus all
                                                               -----
     repayments of principal thereof shall be the principal amount owing and unpaid on such Lender's Working Capital Note. The principal amount of each Working Capital Loan made by any Lender and each participation in an Unpaid Drawing purchased by such Lender, and all principal payments and prepayments thereof, may be noted by such Lender on a schedule attached to its Working Capital Note and shall be entered by such Lender on its ledgers and computer records. The failure of any Lender to make such notations or entries shall not affect the obligations of the Company under such Lender's Working Capital Note in respect of such Working Capital Loans and participations in Unpaid Drawings. The entries made by any Lender on its ledgers and computer records and any notations made by First Bank on any such schedule annexed to its Working Capital Note shall be presumed to be accurate until the contrary is established.

               (d) Payment and Prepayment of Working Capital Loans.  The Company
                   -----------------------------------------------
     shall pay the principal of the Working Capital Loans as follows:

                    (i) Mandatory Payments.  The entire unpaid principal balance
                        ------------------
          of each Lender's Working Capital Note shall be due and payable on the Working Capital Termination Date.

                    (ii) Optional Prepayments.  The Company shall have the right
                         --------------------
          to prepay, without penalty, the outstanding principal balances of the Working Capital Notes in whole or in part at any time and from time to time, each such principal prepayment to be paid to the Agent and distributed to the Lenders ratably on the basis of each Lender's Pro Rata Share of the outstanding Working Capital Notes.

                    (iii)  Confirmation.  The Company shall promptly send the
                           ------------
          Agent a Confirmation of Borrowing/Paydown/Conversion confirming any payment or prepayment of principal made on the Working Capital Notes.

               (e)  Termination and Reduction of the Working Capital
                    ------------------------------------------------
     Commitments.
     -----------

                    (i) The Company may, at any time, upon not less than thirty days' prior written notice to the Agent, a copy of which shall promptly be provided by the Agent to each Lender, reduce the aggregate Working Capital Commitment Amount, with any such reduction in a minimum amount of $1,000,000, or, if more, in an integral multiple of $500,000 in excess thereof; provided, that the Company may not reduce the aggregate Working Capital Commitment Amount below the aggregate principal amount of outstanding Working Capital Loans plus any Letter
                                                                ----
          of Credit Obligations. The Company may, upon not less than thirty days' prior written notice to the Agent, a copy of which shall promptly be provided by the Agent to each Lender, terminate the Working Capital Commitments in their entirety. Upon termination of the Working Capital Commitments pursuant to this Section, the Company shall pay to First Bank the aggregate amount of all outstanding Working Capital Loans and Unpaid Drawings, all accrued and unpaid interest thereon, any unpaid fees accrued to the date of such termination and all other unpaid obligations of the Company to the Lender in respect of its Working Capital Commitments and Letters of Credit hereunder, and shall deposit into the Holding Account an amount equal to the aggregate amount available to be drawn under Letters of Credit outstanding on such date.

                    (ii) Notwithstanding the foregoing, any termination of the Working Capital Commitment pursuant to Section 6.02 shall supersede any notice of termination or reduction under this Section 2.02(e). Once the Working Capital Commitments have been terminated or reduced, they may not be reinstated.

               (f)  Facility Fees.   The Company shall pay each Lender a
                    -------------
     facility fee on the average daily amount of such Lender's Working Capital Commitment Amount, whether used or unused, payable monthly in arrears on the third Business Day of each month in an amount equal to one-quarter of one percent (0.25%) per annum.

               (g) Use of Proceeds.  The proceeds of the Working Capital Loans
                   ---------------
     shall be used for working capital and other business purposes of the Company or, in the case of Working Capital Loans made on the Effective Date, to repay in full the Existing Working Capital Advances.

          2.03 Interest on the Warehousing Note; Balances Deficiency Fees; Usage
               -----------------------------------------------------------------
Fees; Continuations and Conversions.
-----------------------------------

               (a)  Interest Rates; Balances Deficiency Fees.  The Company will
                    ----------------------------------------
     pay each Lender monthly in arrears on the third Business Day of each month interest on the unpaid principal balance of each Advance of such Lender consisting of Warehousing Loans or Swingline Loans from time to time outstanding as follows:

               (i) with respect to Fixed Rate Advances, at the per annum rate of 1.25% (the "Fixed Rate"); provided, that if for any Balance Calculation Period the average daily Reserve-Adjusted Balances maintained by the Company with any Lender are less than an amount equal to the average daily aggregate unpaid principal balance of the Fixed Rate Advances owed to such Lender during such Balance Calculation Period (such deficiency being herein referred to as the "Balances Deficiency"), the Company will pay such Lender a fee (the "Balances Deficiency Fee") for said Balance Calculation Period on the Balances Deficiency at a per annum rate equal to 1.25% below the average daily Reference Rate in effect during said Balance Calculation Period; and provided further, that if the weighted average Reserve-Adjusted Balances maintained by the Company with any Lender for any Balance Calculation Period exceeds the weighted average daily aggregate unpaid principal balance of the Fixed Rate Advances owed to such Lender during such Balance Calculation Period (such excess being defined herein as the "Balances Surplus"), then such Balances Surplus, or, if the Company and such Lender shall so agree, the charges reduction benefit for such Balances Surplus (as determined by such Lender), may be carried forward and applied to succeeding Balance Calculation Periods (but not to any Balance Calculation Period occurring in any subsequent calendar year);

               (ii) with respect to Reference Rate Advances, the Reference Rate plus the Applicable Margin, as adjusted automatically on and as of the effective date of any change in the Reference Rate;

                    (iii) with respect to Eurodollar Advances, the Adjusted Eurodollar Rate plus the Applicable Margin, as adjusted automatically on and as of the effective date of any change in the Adjusted Eurodollar Rate; and

                    (iv) with respect to any Obligations not paid when due (i) consisting of Fixed Rate Advances, a rate per annum equal to the Fixed Rate plus 2.0%, and (ii) consisting of other Obligations, a rate per annum equal to the Reference Rate plus the Applicable Margin plus 2.0% for the period from the date such Obligations were due until the same are paid.

               (b) Usage Fees.  The Company will pay the Lenders fees ("Usage
                   ----------
     Fees") in an amount equal to one-quarter of one percent (0.25%) per annum of the average daily amount by which the aggregate principal amount of Warehousing Loans and Swingline Loans outstanding exceeds the Warehousing Collateral Value of Delivered Mortgage Loans.

               (c) Payment of Interest, Usage Fees, Facility Fees and Balances
                   -----------------------------------------------------------
     Deficiency Fees.  The Agent shall use its best efforts to provide the
     ---------------
     Company with a statement for interest on the Warehousing Notes, the Usage Fees, the facility fees with respect to the Warehousing Commitments and the warehousing fees with respect to Mortgage Loans pledged under the Pledge and Security Agreement, in each case accrued through the last day of each calendar month, on or before the third Business Day of the next succeeding calendar month, but shall have no liability to the Company for its failure to do so. Interest on the Warehousing Notes, Usage Fees, facility fees and warehousing fees accrued through the last day of each calendar month shall be due and payable on the second Business Day after the date the Company receives such statement from the Agent; provided, that interest payable at the rates provided for in Section 2.03 (a)(iv) shall be payable on demand. Any Balances Deficiency Fee payable hereunder shall be due and payable quarterly after each Balance Calculation Period within two Business Days after receipt by the Company from any Lender of a statement therefor (a copy of which shall be provided to the Agent) containing the calculations made to determine such Balances Deficiency Fee, which statement shall be conclusive absent manifest error.

               (d) Designation and Conversions of Outstanding Advances.  Subject
                   ---------------------------------------------------
     to the terms and conditions of this Agreement, the Company shall designate, on any Borrowing Date, all or portions of the Warehousing Loans or Swingline Loans to be made on such Borrowing Date as one or more Eurodollar Advances, Fixed Rate Advances or Reference Rate Advances. Any portion of an outstanding Loan not designated as a Reference Rate Advance or a Fixed Rate Advance shall be funded as an Eurodollar Advance. Thereafter, subject to the terms and conditions of this Agreement, the

     Company shall have the option to convert all or any portion of any outstanding Advance consisting of Warehousing Loans or Swingline Loans into Advances of another type (i.e., Eurodollar Advances, Fixed Rate Advances or Reference Rate Advances); provided, however, that (i) no Advance may be converted into a Eurodollar Advance or, without the written consent of the Lender to which it is owed (a copy of which shall be provided to the Agent), a Fixed Rate Advance if an Event of Default or Unmatured Event of Default has occurred and is continuing on the proposed date of conversion, and (ii) no Advance owed to any Lender may be converted into a Fixed Rate Advance without the prior consent of such Lender, which shall be confirmed to the Agent in writing by such Lender, if the Reserve-Adjusted Balances maintained by the Company at such Lender are less than the aggregate amount of Fixed Rate Advances owed to such Lender, after giving effect to such conversion. The Company shall provide the Agent with telephonic notice of each proposed conversion or continuation not later than 1:00 P.M. (Minneapolis time) on the date of any conversion, which notice shall set forth the proposed date therefor. Each such notice shall specify (A) the amount to be continued or converted, and (B) the date for the continuation or conversion. Any notice given by the Company under this Section 2.03(d) shall be irrevocable. The Company shall promptly confirm any such proposed conversion by delivering to the Agent a duly completed and executed Confirmation of Borrowing/Paydown/ Conversion. The Agent shall notify each Lender affected by such proposed conversion by not later than 2:30 P.M. (Minneapolis time) on the date it receives such notice of the Advances of such Lender being converted and the types of Advances into which such Advances are being converted.

          (e) Agent's Fees.  The Company shall pay to the Agent collateral
              ------------
     handling fees in accordance with the terms of a letter dated July 31, 1997, as the same may be amended, supplemented, restated or replaced from time to time.

          2.04  Interest on the Working Capital Note.
                ------------------------------------

               (a)  Interest Rates; Balances, Deficiency Fees.  The Company will
                    -----------------------------------------
     pay each Lender monthly in arrears on the third Business Day of each month interest on the unpaid principal balance of each Advance of such Lender consisting of Working Capital Loans from time to time outstanding as follows:

               (i) with respect to Fixed Rate Advances, at the per annum rate of 2.0% (the "Fixed Rate"); provided, if for any Balance Calculation Period the average daily Reserve-Adjusted Balances maintained by the Company with any Lender (less the portion thereof applied pursuant to

          Section 2.03(a)(i)) are less than an amount equal to the average daily aggregate unpaid principal balance of the Fixed Rate Advances owed to such Lender during such Balance Calculation Period (such deficiency being herein referred to as the "Balances Deficiency"), the Company will pay such Lender a fee (the "Balances Deficiency Fee") for said Balance Calculation Period on the Balances Deficiency at a per annum rate equal to 1.50% below the average daily Reference Rate in effect during said Balance Calculation Period; and provided further, that if the weighted average Reserve-Adjusted Balances maintained by the Company with any Lender for any Balance Calculation Period exceeds (less the portion thereof applied pursuant to Section 2.03(a)(i)) the weighted average daily aggregate unpaid principal balance of the Fixed Rate Advances owed to such Lender during such Balance Calculation Period (such excess being defined herein as the "Balances Surplus"), then such Balances Surplus, or, if the Company and such Lender shall so agree, the charges reduction benefit for such Balances Surplus (as determined by such Lender), may be carried forward and applied to succeeding Balance Calculation Periods (but not to any Balance Calculation Period occurring in any subsequent calendar year);

               (ii) with respect to Reference Rate Advances, the Reference Rate plus the Applicable Margin, as adjusted automatically on and as of the effective date of any change in the Reference Rate;

               (iii) with respect to any Obligations not paid when due (i) consisting of Fixed Rate Advances, a rate per annum equal to the Fixed Rate plus 2.0%, and (ii) consisting of other Obligations, a rate per annum equal to the Reference Rate plus the Applicable Margin plus 2.0% for the period from the date such Obligations were due until the same are paid.

               (b) Payment of Interest, Facility Fees and Balances Deficiency
                   ----------------------------------------------------------
     Fees.  The Agent shall use its best efforts to provide the Company with a
     ----
     statement for interest on the Working Capital Notes and the facility fees with respect to the Working Capital Commitments accrued through the last day of each calendar month, on or before the third Business Day of the next succeeding calendar month, but shall have no liability to the Company for its failure to do so. Interest on the Notes and facility fees accrued through the last day of each calendar month shall be due and payable on the second Business Day after the date the Company receives such statement from the Agent; provided, that interest payable at the rates provided for in
     Section 2.04(a)(iii) shall be payable on demand. Any Balances Deficiency Fee payable hereunder shall be due and payable quarterly after each Balance Calculation Period within two Business Days after receipt by the Company from any

     Lender of a statement therefor (a copy of which shall be provided to the Agent) containing the calculations made to determine such Balances Deficiency Fee, which statement shall be conclusive absent manifest error.

               (c) Designation and Conversions of Outstanding Advances.  Subject
                   ---------------------------------------------------
     to the terms and conditions of this Agreement, the Company shall designate, on any Borrowing Date, all or portions of the Working Capital Loans to be made on such Borrowing Date as one or more Fixed Rate Advances or Reference Rate Advances. Any portion of an outstanding Working Capital Loan not designated as a Fixed Rate Advance shall be funded as a Reference Rate Advance. Thereafter, subject to the term and conditions of this Agreement, the Company shall have the option to convert all or any portion of any outstanding Advance consisting of Working Capital Loans into Advances of the other type (i.e., Fixed Rate Advances or Reference Rate Advances); provided, however, that (i) no Advance may be converted without the written consent of the Lender to which it is owed (a copy of which shall be provided to the Agent) into a Fixed Rate Advance if an Event of Default or Unmatured Event of Default has occurred and is continuing on the proposed date of conversion, and (ii) no Advance owed to any Lender may be converted into a Fixed Rate Advance without the prior consent of such Lender, which shall be confirmed to the Agent in writing by such Lender, if the Reserve-Adjusted Balances maintained by the Company at such Lender are less than the aggregate amount of Fixed Rate Advances owned to such Lender, after giving effect to such conversion. The Company shall provide the Agent with telephonic notice of each proposed conversion or continuation not later than 1:00 P.M. (Minneapolis time) on the date of any conversion, which notice shall set forth the proposed date therefor. Each such notice shall specify (A) the amount to be continued or converted, and (B) the date for the continuation or conversion. Any notice given by the Company under this
     Section 2.04(c) shall be irrevocable. The Company shall promptly confirm any such proposed conversion by delivering to the Agent a duly completed and executed Confirmation of Borrowing/Paydown/ Conversion. The Agent shall notify each Lender affected by such proposed conversion by not later than 2:30 P.M. (Minneapolis time) on the date it receives such notice of the Advances of such Lender being converted and the types of Advances into which such Advances are being converted.

          2.05 Payments and Computations.
               -------------------------

               (a) Payments.  All payments and prepayments by the Company of
                   --------
     principal of and interest on each Note and all fees, expenses and other obligations under this Agreement shall be made in Immediately Available Funds to the Agent not later than 2:00 p.m. (Minneapolis time) on the dates called for under this Agreement, at the main office of the Agent in

     Minneapolis. Funds received after such hour shall be deemed to have been received by the Agent on the next Business Day. The Company irrevocably authorizes the Agent to charge the Collateral Account or any other account of the Company (other than escrow or custodial accounts) maintained with the Agent in an amount equal to any such payment or permitted prepayment of principal, interest, fees, expenses and other Obligations then due and payable by the Company to the Lenders or the Agent under this Agreement and the other Loan Documents, as the case may be.

               (b) Computations.  Balances Deficiency Fees, Usage Fees,
                   ------------
     facility fees and interest on each Note shall be computed on the basis of actual days elapsed and a year of 360 days.

          2.06 Setoff.  Whenever an Event of Default shall have occurred and be
               ------
continuing, the Company hereby irrevocably authorizes each Lender to set off the Obligations owed to such Lender against all deposits and credits of the Company with, and any and all claims of the Company against, such Lender, excluding deposits of the Company with such Lender which the Company holds in escrow or in trust for the benefit of third parties, whether or not the Obligations owed to such Lender, or any part thereof, shall be then due. No Lender shall, except as otherwise set forth in the Loan Documents, have any right to set off the Obligations owed to such Lender against any such deposits or credits except during the continuance of an Event of Default. Each Lender agrees to exercise any and all rights of setoff, counterclaim or bankers' lien first fully against the Obligations and participations therein held by such Lender, and only then to any other indebtedness of the Company to such Lender.

          2.07 Increased Capital Requirements.  In the event that, as a result
               ------------------------------
of any Regulatory Change, compliance by any Lender with any applicable law or governmental rule, requirement, regulation, guideline or order (whether or not having the force of law) regarding capital adequacy has the effect of reducing the rate of return on such Lender's capital as a consequence of such Lender's Commitment or Commitments or amounts outstanding under such Lender's Note or Notes to a level below that which such Lender would have achieved but for such compliance (taking into consideration such Lender's policies with respect to capital adequacy), then from time to time the Company shall pay to such Lender, within thirty days after written demand by such Lender, such additional amount or amounts as will compensate such Lender for such reduction; provided, that the Company shall not be obligated to pay any such additional amount (i) unless such Lender shall first have notified the Company in writing that it intends to seek such compensation pursuant to this Section, or (ii) to the extent such additional amount is attributable to the period ending 91 days prior to the date of the first such notice with respect to such Regulatory Change (the "Excluded Period"), except to the extent any amount is attributable to the Excluded Period as a result of the retroactive application of the applicable Regulatory Change. A certificate, which shall be conclusive except for manifest error, as to the amount of any such reduction (including calculations in reasonable detail showing how such Lender computed such reduction and a statement that such Lender has not allocated to its Commitment or Commitments or amounts outstanding under its Note or Notes a proportionately greater amount of such reduction than is attributable to each of its other commitments to lend or to each of its other outstanding credit extensions that are affected similarly by such compliance by such Lender, whether or not such Lender allocates any portion of such reduction to such other commitments or credit extensions) shall be furnished promptly by such Lender to the Company.

          2.08 Provisions Relating to Eurodollar Advances and Fixed Rate
               ---------------------------------------------------------
Advances.
--------

               (a) Interest Rate Not Ascertainable, Etc.  If, on the date for
                   ------------------------------------
     determining the Adjusted Eurodollar Rate in respect of any Eurodollar Advance, any Lender determines (which determination shall be conclusive and binding, absent error) that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to such Lender of funding such Eurodollar Advance, then such Lender shall notify the Agent, and the Agent shall notify the Company, of such determination, whereupon the obligation of such Lender to make, or to convert any Advances to, Eurodollar Advances shall be suspended until such Lender notifies the Agent, and the Agent notifies the Company, that the circumstances giving rise to such suspension no longer exist. Outstanding Eurodollar Advances owed to such Lender shall thereupon automatically be converted to Reference Rate Advances.

               (b) Increased Cost.  If, after the date hereof, any Regulatory
                   --------------
     Change or compliance with any request or directive (whether or not having the force of law) of any governmental authority, central Lender or comparable agency:

                    (i) shall subject any Lender to any tax, duty or other charge with respect to Eurodollar Advances, its Warehousing Note or its obligation to make Eurodollar Advances, or shall change the basis of taxation of payment to such Lender of the principal of or interest on Eurodollar Advances or any other amounts due under this Agreement in respect of Eurodollar Advances or its obligation to make Eurodollar Advances (except for changes in the rate of tax on the overall net income of such Lender imposed by the laws of the United States or any jurisdiction in which such Lender's principal office is located); or

                    (ii) shall impose, modify or deem applicable any reserve, special deposit, capital requirement or similar requirement

          (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement to the extent included in calculating the applicable Adjusted Eurodollar Rate) against assets of, deposits with or for the account of, or credit extended by, any Lender or shall impose on any Lender or on the interbank Eurodollar market any other condition affecting Eurodollar Advances, such Lender's Warehousing Note or its obligation to make Eurodollar Advances;

     and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any Eurodollar Advance, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or under its Warehousing Note, then, within 30 days after written demand by such Lender, the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction; provided, that the Company shall not be obligated to pay any such additional amount (i) unless such Lender shall first have notified the Company in writing that it intends to seek such compensation pursuant to this Section, or (ii) to the extent such additional amount is attributable to the period ending 91 days prior to the date of the first such notice with respect to such Regulatory Change (the "Excluded Period"), except to the extent any amount is attributable to the Excluded Period as a result of the retroactive application of the applicable Regulatory Change. A certificate of any Lender claiming compensation under this Section 2.08, setting forth the additional amount or amounts to be paid to it hereunder and stating in reasonable detail the basis for the charge and the method of computation, shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable with respect to any period shall not constitute a waiver of such Lender's rights to demand compensation for any increased costs or reduction in amounts received or receivable in any subsequent period.

               (c) Illegality.  If, after the date of this Agreement, the
                   ----------
     adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for such Lender to make, maintain or fund Eurodollar Advances or Fixed Rate Advances, such Lender shall notify the Company and the Agent, whereupon the obligation of such Lender to make Eurodollar Advances or Fixed Rate

     Advances, shall be suspended until such Lender notifies the Company and the Agent that the circumstances giving rise to such suspension no longer exist. If any Lender determines that it may not lawfully continue to maintain any Eurodollar Advances or Fixed Rate Advances, all of the affected Advances shall be automatically converted to Reference Rate Advances as of the date of such Lender's notice.

               (d) Discretion of Lenders as to Manner of Funding.  Each Lender
                   ---------------------------------------------
     shall be entitled to fund and maintain its funding of Eurodollar Advances in any manner it may elect, it being understood, however, that for the purposes of this Agreement all determinations hereunder (including, but not limited to, determinations under Section 2.08(d), but excluding determinations of the Eurodollar Rate that the Agent may elect to make from the Reuters screen) shall be made as if such Lender had actually funded and maintained each Eurodollar Advance during the Interest Period for such Advance through the purchase of deposits having a maturity corresponding to the last day of the applicable Interest Period and an interest rate equal to the Eurodollar Rate.

     2.09  Letters of Credit.
           -----------------

               (a)  Letters of Credit.  Upon the terms and subject to the
                    -----------------
     conditions of this Agreement, First Bank agrees to issue Letters of Credit for the account of the Company; provided that First Bank shall be under no
                                     --------
     obligation to issue any Letter of Credit if, after giving effect to such issuance, the Company's Letter of Credit Obligations would exceed $1,250,000 or if the sum of the aggregate principal amount of Working Capital Loans outstanding plus the Company's Letter of Credit Obligations would exceed the aggregate Working Capital Commitment Amount.

               (b)  Procedures for Letter of Credit.  The request for a Letter
                    -------------------------------
     of Credit shall be made by the Company in writing, by facsimile transmission or electronic conveyance received by First Bank by 2:00 p.m., Minneapolis time, on a Business Day which is not less than one Business Day preceding the requested date of issuance (which shall also be a Business
     Day). Each request for a Letter of Credit shall be deemed a representation by the Company that on the date of issuance of such Letter of Credit, after giving effect to the issuance of such Letter of Credit, that (i) no Event of Default or Unmatured Event of Default has occurred or will exist and
     (ii) the representations and warranties contained in Section 3 hereof, in
     Section 5 of the Pledge and Security Agreement, and in Section 15 of the Guaranty are true and correct with the same force and effect as if made on and as of the date of such request. Such requests shall be made in the form then specified by First Bank for letter of credit applications.

               (c)  Terms of Letter of Credit.  Letters of Credit issued
                    -------------------------
     hereunder shall expire no later than the Working Capital Commitment Termination Date. Letters of Credit shall be issued in support of obligations of the Borrower, other than obligations relating to the borrowing of money or obtaining other financing, incurred in the ordinary course of business. No Letter of Credit may have a term longer than 12 months.

               (d)  Agreement to Repay Letter of Credit Drawings.  If First Bank
                    --------------------------------------------
     has decided that it will pay a drawing on the Letter of Credit, it will notify the Company of that fact; provided, that the failure of First Bank
                                      --------
     to provide such notice prior to the payment of such drawing, shall in no way limit or reduce the obligations of the Company hereunder. The Company shall reimburse First Bank by 9:30 a.m. (Minneapolis time) on the day on which such drawing is to be paid in Immediately Available Funds in an amount equal to the amount of such drawing. To the extent funds are available in the Holding Account, First Bank may, in its discretion, withdraw the amount of such drawing from the Holding Account and apply such amount to the Company's reimbursement obligations in respect of such drawing. To the extent the amount of funds available in the Holding Account equals or exceeds the Letter of Credit Obligations as of the date of such drawing, First Bank shall withdraw the amount of such drawing from the Holding Account and apply such amount to the Company's reimbursement obligations in respect of such drawing. If First Bank is not reimbursed for the amount of such drawing as provided in the three preceding sentences, First Bank shall notify the Agent thereof by 11:00 A.M. (Minneapolis time) on the date such draw is to be paid. Any amount by which the Company has failed to reimburse First Bank for the full amount of such drawing by 10:00 a.m. on the date on which First Bank in its notice indicated that it would pay such drawing, until reimbursed from the proceeds of Working Capital Loans pursuant to Section 2.09(f) or out of funds available in the Holding Account, is an "Unpaid Drawing."

               (e)  Obligation Absolute.  The obligation of the Company under
                    -------------------
     Section 2.09(d) to repay First Bank for any amount drawn on the Letter of Credit and to repay the Lenders for any Working Capital Loans made under
     Section 2.09(f) to cover Unpaid Drawings shall be absolute, unconditional and irrevocable, shall continue for so long as the Letter of Credit is outstanding notwithstanding any termination of this Agreement, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

               (i) Any lack of validity or enforceability of the Letter of Credit;

               (ii) The existence of any claim, setoff, defense or other right which the Company may have or claim at any time against any beneficiary, transferee or holder of the Letter of Credit (or any Person for whom any such beneficiary, transferee or holder may be acting), First Bank, any Lender or any other Person, whether in connection with the Letter of Credit, this Agreement, the transactions contemplated hereby, or any unrelated transaction; or

               (iii) Any statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever.

          Neither First Bank, any other Lender nor their respective officers, directors or employees shall be liable or responsible for, and the obligations of the Company to First Bank and the other Lender shall not be impaired by:

                   (A) The use which may be made of the Letter of Credit or for any acts or omissions of any beneficiary, transferee or holder thereof in connection therewith;

                    (B) The validity, sufficiency or genuineness of documents, or of any endorsements thereon, even if such documents or endorsements should, in fact, prove to be in any or all respects invalid, insufficient, fraudulent or forged;

                    (C) The acceptance by First Bank of documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; or

                    (D) Any other circumstances whatsoever in making or failing to make payment under the Letter of Credit if in good faith and in conformity with U.S. or foreign laws applicable thereto.

Notwithstanding the foregoing, the Company shall have a claim against First Bank, and First Bank shall be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company which the Company proves were caused by First Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms thereof.

          (f)  Working Capital Loans to Cover Unpaid Drawings.  Whenever the
               ----------------------------------------------
Agent receives notice from First Bank of an Unpaid Drawing pursuant to Section
2.09 (d), the Agent shall give the other Lenders notice to that effect, by 2:30 P.M. (Minneapolis time) on the date it receives notice of such Unpaid Drawing from First Bank, specifying the amount thereof, in which event each Lender is authorized (and the Company does here so authorize each Lender) to, and shall, make a Working Capital Loan (as a Reference Rate Advance) to the Company in an amount equal to such Lender's Pro Rata Share of the amount of the Unpaid Drawing. Each Lender shall make such Working Capital Loan, regardless of noncompliance with the applicable conditions precedent specified in Section 5 hereof and regardless of whether an Event of Default or Unmatured Event of Default then exists or the Working Capital Commitments have been terminated, and provide First Bank with the proceeds of such Working Capital Loan in Immediately Available Funds, at the office of First Bank, not later than 3:30 P.M. (Minneapolis time) on the day on which such Lender received such notice. First Bank shall apply the proceeds of such Working Capital Loans directly to reimburse itself for such Unpaid Drawing. If any portion of any such amount paid to First Bank should be recovered by or on behalf of the Company from First Bank in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared between and among the Lenders in the manner contemplated by Section 7.11. If at the time the Lenders make funds available to First Bank pursuant to the provisions of this Section 2.09(f) the applicable conditions precedent specified in Section 5 shall not have been satisfied, the Company shall pay to the Agent for the account of the Lenders interest on the funds so advanced at a floating rate per annum equal to the Reference Rate plus the Applicable Margin for Reference Rate Advances consisting of Working Capital Loans plus two percent (2.00%). If for any reason any Lender is unable to make a Working Capital Loan to the Company to reimburse First Bank for an Unpaid Drawing, then such Lender shall immediately purchase from First Bank a risk participation in such Unpaid Drawing, at par, in an amount equal to such Lender's Pro Rata Share of the Unpaid Drawing, which risk participation shall, for all purposes hereunder except Sections 2.02(a), be deemed a Working Capital Loan made by such Lender hereunder.

               (g)  Letter of Credit Fees.  For each Letter of Credit issued,
                    ---------------------
     the Company shall pay to the Agent, for the account of the Lenders, in advance on the date of issuance, a fee (a "Letter of Credit Fee") in an amount determined by applying a per annum rate of two percent (2%) to the original face amount of the Letter of Credit for the period from the date of issuance to the scheduled expiration date of such Letter of Credit. In addition to the Letter of Credit Fee, the Company shall pay to First Bank, on demand, all issuance, amendment, drawing and other fees regularly charged by First Bank to its letter of credit customers and all out-of-pocket expenses incurred by First Bank in connection with the issuance, amendment, administration or payment of any Letter of Credit.

               (h)  Increased Cost for Letters of Credit.  If any Regulatory
                    ------------------------------------
     Change shall either (a) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by First Bank, or (b) shall impose on First Bank or any other Lender any other conditions affecting this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to First Bank of issuing or maintaining any Letter of Credit or to any Lender of its obligations under Section 2.09(f), or reduce the amount of any sum received or receivable by First Bank or any other Lender hereunder, then, upon demand (which demand shall be given by First Bank promptly after it determines such increased cost or reduction), the Company shall pay to First Bank or such other Lender the additional amount or amounts as will compensate First Bank or such other Lender for such increased cost or reduction. A certificate submitted to the Company by First Bank or such other Lender setting forth the basis for the determination of such additional amount or amounts necessary to compensate First Bank or such other Lender as aforesaid shall be conclusive and binding on the Company absent error.

          SECTION 3.  REPRESENTATIONS AND WARRANTIES.  In order to induce the
                      ------------------------------
Lenders to enter into this Agreement and to make and maintain the Loans, the Company makes the following representations and warranties to the Lenders effective on and as of the Signing Date, the Effective Date and each Borrowing
Date:

          3.01 Formation; Powers; Good Standing; Subsidiaries; Agency Status.
               -------------------------------------------------------------

               (a) Formation and Powers.  NCFC is a corporation duly organized,
                   --------------------
     validly existing and in good standing under the laws of the State of Delaware, the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and each of NCFC and the Company has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into each Loan Document to which it is or will be a party and to carry out the transactions contemplated hereby and thereby.

               (b) Good Standing.  Each of NCFC and the Company is in good
                   -------------
     standing wherever necessary to carry on its business and operations, except in jurisdictions in which the failure to be in good standing would not preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

               (c) Subsidiaries, Joint Ventures and Partnerships.  NCFC has no
                   ---------------------------------------------
     Subsidiaries other than the Company and the Company has no

     Subsidiaries. Neither NCFC nor the Company is a member of any joint venture or partnership.

          3.02  Authorization; No Conflict; Governmental Consents; Binding
                ----------------------------------------------------------
Effect.

               (a) Authorization of Borrowing.  The execution, delivery and
                   --------------------------
     performance by each of NCFC and the Company of each Loan Document to which it is or will become a party, the carrying out of the transactions contemplated hereby and thereby, and the issuance, delivery and payment of the Notes have been duly authorized by all necessary corporate action by each of them.

               (b) No Conflict.  The execution, delivery and performance by each
                   -----------
     of NCFC and the Company of each Loan Document to which it is or will be a party, the carrying out of the transactions contemplated hereby and thereby, and the issuance, delivery and payment of the Notes does not and will not (i) violate any provision of law applicable to it, its articles or certificate of incorporation or bylaws or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of its contractual obligations, (iii) result in or require the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of its properties or assets except the Liens granted to the Agent for the benefit of the Lenders under the Pledge and Security Agreement or (iv) require any approval of shareholders or any approval or consent of any Person under any of its contractual obligations other than approvals or consents which have been obtained.

               (c) Governmental Consents.  The execution, delivery and
                   ---------------------
     performance by each of NCFC and the Company of, and the validity and enforceability of, each Loan Document to which it is or will be a party, the carrying out of the transactions contemplated hereby and thereby, and the issuance, delivery and payment of the Notes by the Company do not and will not require any registration with, consent or approval of, or notice to, or other action of, with or by, any Federal, state or other governmental authority or regulatory body or other Person except those that have been obtained. Any registration with, consent or approval of or other action by any federal, state or other governmental authority or regulatory body or other Person which has been obtained and has been disclosed in writing to the Lenders shall remain in effect and shall not be modified except as may be approved in writing by the Agent, which approval shall not be unreasonably withheld.

               (d) Binding Obligations.  Each of the Loan Documents to which it
                   -------------------
     is a party is, and each of the Loan Documents to which it will be a party will be, the legally valid and binding obligations of each of NCFC and the Company, and each of the Loan Documents has been or will be duly executed, and is or will be enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

          3.03 Financial Condition.  NCFC has heretofore delivered to the
               -------------------
Lenders its audited consolidated balance sheet as at December 31, 1996, its unaudited consolidated balance sheet as at May 31, 1997 and the related statements of income, shareholders' equity and cash flow for the periods then ended. The Company has heretofore delivered to the Lenders its audited consolidated balance sheet as at December 31, 1996, its unaudited consolidated balance sheet as at May 31, 1997, and the related statements of income, shareholder's equity and cash flow for the periods then ended. Such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition of NCFC and the Company as of the dates indicated and the results of their operations and cash flow for the periods indicated. As of the Signing Date, neither NCFC nor the Company has any material contingent obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment, which is not reflected in the foregoing financial statements or in the notes thereto.

          3.04 Title to Property; Liens.  NCFC and the Company each has good,
               ------------------------
sufficient and legal title to all the properties and assets reflected in the balance sheets dated as at May 31, 1997 referred to in Section 3.03 and all assets held by NCFC and the Company on the Signing Date but acquired subsequent to the date of such balance sheet, except for assets disposed of in the ordinary course of business. All such properties and assets are free and clear of Liens, except as permitted hereunder. The grant of a security interest pursuant to the Pledge and Security Agreement creates a valid security interest in the property subject thereto and the Lien on the Collateral created by the Pledge and Security Agreement will be a first priority Lien thereon, free and clear of any other Liens except as permitted hereunder.

          3.05 Litigation; Adverse Facts.  There is no action, suit, proceeding
               -------------------------
or arbitration at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of NCFC or the Company, threatened against or affecting NCFC or the Company or any of their respective properties that would, if decided in a manner adverse to it, result in any material adverse change in its business, operations, properties, assets or condition (financial or otherwise) or would materially adversely affect its ability to perform its obligations under each Loan Document to which it is or will be a party, and there is no basis known to it for any action, suit or proceeding which would have such an effect. Neither NCFC nor the Company is (i) in violation of any applicable law if such violation materially adversely affects or may materially adversely affect its business, operations, properties, assets or condition (financial or otherwise) or (ii) subject to any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise). There is no action, suit, proceeding or investigation pending or, to the knowledge of NCFC or the Company, threatened against or affecting NCFC or the Company, which questions the validity or the enforceability of any Loan Document.

          3.06 Other Agreements; Performance.
               -----------------------------

               (a) Agreements.  Neither NCFC nor the Company is a party to or
                   ----------
     subject to any contractual obligation or charter or other internal restriction materially adversely affecting its business, properties, assets, operations or condition (financial or otherwise).

               (b) Performance.  Neither NCFC nor the Company is in default in
                   -----------
     the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its material contractual obligations, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a material adverse effect on its business, properties, assets, operations or condition (financial or otherwise). To the best knowledge of NCFC and the Company, the other parties to any of the contractual obligations of NCFC or the Company are not in default thereunder, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a material adverse effect on its business, properties, assets, operations or condition (financial or otherwise).

          3.07 Use of Proceeds.  All proceeds of the Warehousing Loans and
               ---------------
Swingline Loans will be used only in accordance with Section 2.01(i), all proceeds of Working Capital Loans will be used only in accordance with Section 2.02(g) and all proceeds of Letters of Credit will only be used in accordance with Section 2.09(c). No part of the proceeds of the Warehousing Loans, the Swingline Loans, the Working Capital Loans or the Letters of Credit will be used by the Company to purchase or carry any margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System (or any successor thereto)) or to extend credit to any other Person for the purpose of purchasing or carrying any margin stock.

          3.08 Taxes.  Each of NCFC and the Company has filed all tax returns
               -----
required to be filed by it, and has paid all taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith by appropriate proceedings for which adequate reserves in conformity with GAAP have been provided. No material tax Liens have been filed and, to their knowledge, no material claims or assessments are being asserted or will be asserted with respect to any such taxes or other charges.

          3.09 ERISA.  Each Plan is in substantial compliance with all
               -----
applicable requirements of ERISA and the Code and with all material applicable rulings and regulations issued under the provisions of ERISA and the Code setting forth those requirements. No Reportable Event has occurred and is continuing with respect to any Plan. All of the minimum funding standards applicable to such Plans have been satisfied and there exists no event or condition which would reasonably be expected to result in the institution of proceedings to terminate any Plan under Section 4042 of ERISA. With respect to each Plan subject to Title IV of ERISA, as of the most recent valuation date for such Plan, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Lenders) of such Plan's projected benefit obligations did not exceed the fair market value of such Plan's assets. Neither the Company nor any ERISA Affiliate is required to make contributions to any Multiemployer Plan.

          3.10 Governmental Regulation.  Neither NCFC nor the Company is subject
               -----------------------
to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 or any federal or state statute or regulation limiting its ability to incur Indebtedness for money borrowed.

          3.11 Indebtedness.  As of the Signing Date, neither NCFC nor the
               ------------
Company has any Indebtedness outstanding except the Indebtedness permitted pursuant to Section 4.08.

          3.12 No Material Adverse Event.  Since December 31, 1996, neither the
               -------------------------
business, operations, properties nor assets of NCFC or the Company have been affected in any material adverse way as the result of any Material Adverse Event, including, without limitation, fire, explosion, accident, act of God, strike, lockout, flood, drought, storm, earthquake, or combination of workmen or other labor disturbance, riot, activity of armed forces or of the public enemy, embargo or nationalization, condemnation, requisition or taking of property, or cancellation or modification of contracts, by any domestic or foreign government or any instrumentality or agency thereof.

          3.13 Licenses and Permits.  Each of NCFC and the Company has all
               --------------------
federal, state and local licenses and permits required to be maintained in connection with and material to the current operation of its businesses, and all such licenses and permits are valid and fully effective.

          3.14 Guarantees.  Neither NCFC nor the Company has made, or is liable
               ----------
in respect of, any Guarantee, other than the Guaranty.

          3.15 Accuracy and Completeness of Information.  No representation or
               ----------------------------------------
warranty of NCFC or the Company contained in this Agreement or the other Loan Documents, no representation or warranty contained in any other document, certificate or written statement furnished to the Agent or any Lender by NCFC or the Company for use in connection with the transactions contemplated by the Loan Documents and no representation or warranty contained in any other document, certificate or written statement furnished to the Agent or any Lender by or on behalf of any other Person for use in connection with the transactions contemplated by the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact (known to it in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not materially misleading. There is no fact known to NCFC or the Company (other than matters of a general economic nature) which materially adversely affects the business, operations, property, assets or condition (financial or otherwise) of NCFC or the Company which has not been disclosed herein or in such other documents, certificates and statements furnished to the Agent or any Lender for use in connection with the transactions contemplated hereby.

          SECTION 4.  COVENANTS OF THE COMPANY. So long as the Commitments are
                      ------------------------
in effect and thereafter so long as any Obligation or any Letter of Credit Obligation shall remain unpaid, or any Letter of Credit shall remain outstanding, the Company covenants that, unless the Lender shall otherwise consent in writing, it will perform all the covenants set forth in this Section 4.

          4.01 Financial Statements and Other Reports.  NCFC and the Company
               --------------------------------------
will each maintain a system of accounting established and administered in accordance with sound business practices such as to permit the preparation of financial statements in accordance with GAAP and furnish or cause to be furnished to each Lender:

               (a) as soon as available and in any event within 30 days after the end of each calendar month, a copy of the unaudited financial statements of NCFC (on a consolidated and a consolidating basis) and the Company as at the end of such month, consisting of at least a balance sheet and the related statements of income, shareholders' equity and cash flow of NCFC and the Company for such month and from the beginning of the then current fiscal year of NCFC and the Company to the end of such month, setting forth in each case in comparative form the figures for the corresponding date or period of the previous fiscal year, all in reasonable detail, and certified by the chief financial officer of NCFC as being complete and correct in all material respects and fairly presenting NCFC's and the Company's financial condition and results of operations, subject to changes resulting from normal year-end adjustments;

               (b) as soon as available and in any event within 90 days after the end of each fiscal year, financial statements of NCFC (on a consolidated and a consolidating basis) and the Company, consisting of at least a balance sheet as at the end of such fiscal year and the related statement of income, shareholders' equity and cash flow for such fiscal year of NCFC and the Company, setting forth in each case in comparative form the corresponding figures as of the end of and for the previous fiscal year, all in reasonable detail, accompanied by a report thereon of the accounting firm of KPMG Peat Marwick or other independent certified public accountants selected by NCFC and reasonably satisfactory to the Agent, which report shall be unqualified and shall state that such financial statements present fairly the financial condition of NCFC and the Company as at the date indicated and the results of their operations for the periods indicated in conformity with GAAP applied on a basis consistent with prior fiscal years (except as otherwise required by GAAP and stated therein) and that the examination of such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, accompanied by a letter from such accounting firm addressed to the Lenders acknowledging that the Lenders are extending credit in reliance on such statements and authorizing such reliance, and also by any management letters to the Company or its board of directors furnished by such accounting firm in connection with its audit of the Company's consolidated financial statements;

               (c) with the financial statements furnished pursuant to Section 4.01(a) for each calendar month:

                    (i) a certificate signed by the chief financial officer of the Company stating that to the best of his knowledge, after due inquiry, there exists no Event of Default or Unmatured Event of Default, or, if such Event of Default or Unmatured Event of Default exists, stating the nature thereof, the period of existence thereof, and what action the Company proposes to take with respect thereto;

                    (ii) a properly completed Compliance/Borrowing Base Certificate as of the end of such month;

                    (iii) a servicing/delinquency report showing with respect to the Eligible Servicing Portfolio: the number of Mortgage Notes (including Mortgage Notes backing Mortgage-backed Securities) included therein, the total outstanding principal amount thereof, Investor type, weighted average coupon, delinquency status and foreclosure experience; and

                    (iv) such additional information concerning the Eligible Servicing Portfolio and such selective detail by segments and categories thereof as may from time to time be reasonably requested by any Lender.

               (d) within five days after the end of each (i) semi-monthly period (for the purposes of this paragraph (d)), with respect to the Agent, and (ii) month, with respect to all the Lenders, an inventory/pipeline position report showing with respect to each Take-Out Commitment: the type, Investor type, expiration date, price, interest rate and/or required yield, the original amount or aggregate amount thereof and the portions thereof that have been utilized and the portions thereof that remain available, future contracts, hedged positions, repurchase agreements and profit and loss, indicating the number of Mortgage Notes owned by the Company, the aggregate principal balance thereof and the warehouse and pipeline balances (for purposes of this clause (d), "inventory" means Mortgage Notes owned by the Company which have been fully funded or with respect to which the Company has paid the full purchase price and "pipeline" means the Mortgage Notes (or applications for Mortgages) as to which the Company has made either firm or floating price quotes to purchase or fund but which have not been purchased or funded by the Company), together with copies of any new Take-Out Commitments issued to or entered into by the Company during such week or month, as the case may be;

               (e) within five Business Days after any officer of the Company has knowledge of their occurrence, notice of each of the following events:

                    (i) the commencement of any action, suit, proceeding or arbitration against NCFC or any Subsidiary of NCFC, or any material development in any action, suit, proceeding or arbitration pending or threatened against NCFC or any such Subsidiary, (A) in which the aggregate uninsured amount claimed is more than $250,000, (B) which would, if decided in a manner adverse to NCFC or such Subsidiary, constitute a Material Adverse Event or (C) which relates to this Agreement or any document executed pursuant hereto or any transaction financed or to be financed in whole or in part directly or indirectly with the proceeds of the loans made pursuant hereto;

                    (ii) any Event of Default or Unmatured Event of Default and what actions, if any, the Company is taking or contemplates taking in regard thereto;

                    (iii) any notice from any Investor that it intends to put the Company on probation or that it will cease purchasing Mortgage Loans from the Company or that it will cease permitting the Company to service Mortgage Notes owned, sold or guaranteed by it; and

                    (iv) notice of any other Material Adverse Event, including any material adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed by the Company to the Lenders;

               (f) within ten Business Days following each issuance of Mortgage-backed Securities by the Company, a copy of the due diligence report prepared in connection with such issuance by KPMG Peat Marwick or other independent certified public accountants selected by the Company and reasonably satisfactory to the Agent;

               (g) prior to the end of each fiscal year, final annual budgets, forecasts and pro-forma cash flow projections developed by NCFC and the Company for its next succeeding fiscal year;

               (h) as soon as available, copies of all financial statements, reports and returns sent to NCFC's stockholders and copies of all regular, periodic, or special reports which the Company or NCFC is or may be required to file with any governmental department, bureau, commission or agency; and

               (i) from time to time, such other information regarding the business, operations, affairs and financial condition of NCFC and the Company as the Lender may reasonably request.

          4.02 Corporate Existence; Agency Status.  The Company and NCFC will
               ----------------------------------
each (a) maintainits corporate existence in good standing under the laws of the jurisdiction of its incorporation and (b)its right to carry on its business and operations in each jurisdiction in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to be in good standing would preclude NCFC or the Company from enforcing its rights with respect to any material assets or expose the Company to any material liability.

          4.03 Compliance with Laws, Taxes, etc.  The Company and NCFC will each
               --------------------------------
comply in all material respects with all applicable laws, rules, regulations and orders (including without limitation Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), the failure to be in compliance with which would have a materially adverse effect on the financial condition of NCFC or the Company, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings and for which any reserves required by GAAP have been established. In the event the Company or NCFC fails to satisfy its obligations under this Section 4.03 as to taxes, assessments and governmental charges, the Lenders may but are not obligated to satisfy such obligations in whole or in part and any payments made and expenses incurred in doing so shall constitute Obligations, shall bear interest at the rate set forth in Section 2.02(a)(iv) from the date incurred and shall be paid or reimbursed by the Company on demand.

          4.04 ERISA.  The Company and NCFC will each maintain, and cause each
               -----
ERISA Affiliate to maintain, each Plan in compliance with all material applicable requirements of ERISA and of the Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Code and will not and not permit any of the ERISA Affiliates to (a) engage in any transaction in connection with which the Company or any of the ERISA Affiliates would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, in each case in an amount exceeding $10,000, or (b) fail to make full payment when due of all amounts which, under the provisions of any Plan, the Company, NCFC or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency (as such term is defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived with respect to any Plan in an aggregate amount exceeding $10,000. The Company and NCFC will not permit, and will not allow any ERISA Affiliate to permit, any event to occur or condition to exist which would permit any Plan to terminate under any circumstances which would cause the Lien provided for in Section 4068 of ERISA to attach to any assets of the Company, NCFC or any Subsidiary of the Company; and the Company and NCFC will not permit, as of the most recent valuation date for any Plan subject to Title IV of ERISA, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Lenders) of such Plan's projected benefit obligations to exceed the fair market value of such Plan's assets. The Company and NCFC will not, and will not permit any ERISA Affiliate to, become a party to any Multiemployer Plan.

          4.05 Assets and Insurance.  The Company and NCFC will each maintain or
               --------------------
require to maintain in full force and effect (a) an adequate errors and omissions insurance policy, (b) such other insurance coverage by financially sound and respectable insurers, on all properties of a character usually insured by organizations engaged in the same or similar business (including, without limitation, all real property covered by Mortgages to the extent normally required by prudent mortgagees) against loss or damage of a kind customarily insured against by such organizations, (c) adequate public liability insurance against tort claims which may be asserted against NCFC or the Company, and (d) a mortgage bankers blanket bond insurance policy in at least the amount customarily maintained by organizations engaged in the same or similar business and under similar circumstances as NCFC and the Company.

          4.06 Inspection, Visitation, etc.  The Company and NCFC will each
               ---------------------------
permit any Person designated by any Lender in writing, at such Lender's expense, to visit and inspect any of the properties, corporate books and financial records of NCFC or the Company and discuss its affairs and finances with the principal officers of NCFC or the Company and their independent public accountants, all at such times as any such Lender shall reasonably request.

          4.07 Further Assurances. The Company and NCFC will each take all such
               ------------------
further actions and execute all such further documents and instruments as the Agent may at any time reasonably determine in its sole discretion to be necessary or advisable to further carry out and consummate the transactions contemplated by the Loan Documents and to perfect or protect the Liens granted to the Agent for the benefit of the Lenders under any Loan Document.

          4.08  Indebtedness.  The Company and NCFC will not, directly or
                ------------
indirectly, create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

               (a)  the Obligations and the Letter of Credit Obligations;

               (b) current liabilities not more than 90 days overdue, unless contested in good faith by appropriate proceedings and any reserves required by GAAP have been established, incurred by NCFC or the Company in the ordinary course of business otherwise than for money borrowed; and

               (c) Indebtedness incurred to finance the purchase of equipment and secured solely by Liens on such equipment, in an aggregate amount not to exceed $1,000,000;

               (d) Indebtedness incurred to finance interest-only or residual interests in Mortgage-backed Securities issued by the Company and which Indebtedness is secured only by such residual interests, provided, such Indebtedness shall not exceed 75% of the value of such
          --------
          interest-only or residual interests determined in accordance with GAAP;

               (e) intercompany Indebtedness of NCFC to the Company in an aggregate amount not to exceed $1,000,000; and

provided, that in no event shall the Leverage Ratio be greater than 8 to 1 as of the last day of each fiscal quarter of the Company.

          4.09 Liens.  The Company and NCFC will not, directly or indirectly,
               -----
create, incur, assume or permit to exist, any Lien with respect to any property now owned or hereafter acquired by NCFC or the Company, or any income or profits therefrom, except:

               (a) the security interests granted to the Agent for the benefit of the Lenders under the Loan Documents;

               (b) Liens in connection with deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of NCFC or the Company;

               (c) Liens for taxes, fees, assessments and governmental charges not delinquent or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP;

               (d) encumbrances consisting of zoning regulations, easements, rights of way, survey exceptions and other similar restrictions on the use of real property and minor irregularities in title thereto which do not materially impair their use in the operation of its business; and

               (e) Liens on equipment arising under any capitalized lease obligation or other purchase money Liens on equipment acquired after the Signing Date to secure Indebtedness permitted pursuant to Section 4.08(c).

               (f) Liens incurred in connection with gestation repurchase agreements or similar arrangements under which NCFC or its subsidiaries are required to repurchase Mortgage-backed Securities or Mortgage Loans from any Lender or other counterparty reasonably satisfactory to the Agent;

     provided, that such gestation repurchase agreements are entered into in the ordinary course of business in contemplation of the subsequent non-recourse sale of such Mortgage-backed Securities or Mortgage Loans.

               (g)  Liens on interest-only or residual interests in Mortgage-
     backed Securities issued by the Company and which   Liens secure
     Indebtedness permitted by Section 4.08(d).

          4.10  Investments.  The Company and NCFC will not, directly or
                -----------
indirectly, make or own any Investment, except Investments in (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (c) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (d) in the case of the Company, Mortgage Loans originated or acquired by the Company in the ordinary course of the Company's business, and in the case of NCFC, other consumer debt obligations originated or acquired by NCFC in the ordinary course of NCFC's business, (e) certificates of deposits or bankers acceptances issued by any of the Lenders or any other commercial bank organized under the laws of the United States or any State thereof and having a combined capital and surplus of at least $500,000,000, or by United States offices of foreign banks having the highest rating obtainable from a nationally recognized rating agency, in each case maturing within one year from the date of acquisition thereof, (f) investments in mutual funds that invest substantially all of their assets in Investments of the types described in subsections (a),
(b), (c) and (e) of this Section 4.10, (g) in the case of NCFC, the capital stock of the Company or any other Subsidiary (subject to the limitations set forth in Sections 4.13 and 4.16), and (h) in the case of the Company, loans to NCFC in an aggregate amount not to exceed $1,000,000.

          4.11 Guarantees.  The Company and NCFC will not, directly or
               ----------
indirectly, create or become or be liable with respect to any Guarantee, other than the Guaranty and Guarantees by NCFC of Indebtedness of the Company secured by liens described in Section 4.09(e), in an amount not to exceed $500,000.

          4.12  Net Worth.  The Company will at all times maintain Tangible Net
                ---------
Worth of not less than the greater of (i) $35,000,000 or (ii) eighty-five percent (85%) of the Tangible Net Worth at the end of its most recently completed fiscal year (or, in the case of the Tangible Net Worth at the end of any fiscal year, its prior fiscal year) plus ninety percent (90%) of capital contributions made during
             ----
such fiscal year plus fifty percent (50%) of year-to-date net income.
                 ----

     4.13 Restriction on Fundamental Changes.  The Company and NCFC will not
          ----------------------------------
engage in any business activities or operations substantially different from or unrelated to those in which the Company and NCFC were engaged on the Signing Date, enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any of its assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business or property of, or stock or other evidence of beneficial ownership of, any Person, except:

               (a) the Company or NCFC may sell or otherwise dispose of property in the ordinary course of business, provided such sales do not include all or substantially all of the assets of NCFC or the Company; and

               (b) NCFC and its Subsidiaries other than the Company may engage in any business involving the origination, acquisition, servicing or sale of consumer Indebtedness other than Mortgage Loans.

          4.14 Restricted Payments. The Company and NCFC will not make any
               -------------------
Restricted Payments.

          4.15 Minimum Liquidity.  The Company will ensure that, as of the end
               -----------------
of each calendar month, it will have Cash in an amount of not less than $1,500,000.

          4.16 Subsidiaries.  The Company will not create or acquire any
               ------------
Subsidiaries, and NCFC will not create or acquire any Subsidiaries other than the Company and Subsidiaries engaged solely in any business involving the origination, acquisition, servicing and sale of consumer obligations other than Mortgage Loans.

          4.17 Affiliate Transactions.  The Company and NCFC will not enter into
               ----------------------
any transaction with an Affiliate of the Company or NCFC, other than transactions in the ordinary course of business on terms no less favorable to the Company than those that would be obtained in an arm's-length transaction and the loans described in Section 4.08(e).

          4.18 Escrow Imbalances.  The Company will, no later than five (5)
               -----------------
Business Days after learning (from any source) of any material imbalance in any escrow account, fully and completely correct and eliminate such imbalance.

          4.19 Inconsistent Agreements.  The Company and NCFC will not, directly
               -----------------------
or indirectly, enter into any agreement containing any provision which would be violated or breached by any borrowing by the Company hereunder or by the performance by the Company or NCFC of their respective obligations hereunder or under any other Loan Document.

          4.20 Closing Procedures.  The Company will provide closing
               ------------------
instructions to each Closing Agent (as defined in the Pledge and Security Agreement) which (a) require, in connection with Mortgage Loans tablefunded by the Company, that (i) the Mortgage Note evidencing each such Mortgage Loan shall be endorsed to the Company, (ii) the assignment of the applicable Mortgage to the Company shall be recorded simultaneously with but separate from the related Mortgage and (iii) the Mortgage Note evidencing each such Mortgage Loan and other related loan documents shall be delivered to the Company promptly upon the closing of such Mortgage Loan, and (b) in the case of Mortgage Loans funded by a wire transfer of funds from the Wet Funding Wire Clearing Account (as defined in the Pledge and Security Agreement) in accordance with Section 4.01(b)(ii) of the Pledge and Security Agreement, contain a statement substantially in the form set forth in Exhibit I. The Company shall review for accuracy and completeness each Mortgage Note, Mortgage, assignment and other document evidencing or securing each Mortgage Loan originated or purchased by the Company.

          4.21 Underwriting.  All Mortgage Loans pledged to the Agent, for the
               ------------
benefit of Lenders, pursuant to the Pledge and Security Agreement will conform with, and will be assigned a Risk Rating in accordance with, the Underwriting Guidelines. The Company shall not make any material change in the Underwriting Guidelines and shall review the Underwriting Guidelines periodically to confirm that they are being complied with in all material respects and are adequate to meet the Company's business objectives.

          4.22 Independence of Covenants.  All covenants hereunder shall be
               -------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Unmatured Event of Default if such action is taken or condition exists.

          SECTION 5.  CONDITIONS PRECEDENT.
                      --------------------

          5.01 Conditions Precedent to Effectiveness.  The several obligations
               -------------------------------------
of the Lenders to make the initial Warehousing Loans and the effectiveness of this Agreement are subject to the satisfaction on or before the Effective Date of each and every of the following conditions:

               (a) The following documents, certificates and opinion, each in form and substance satisfactory to the Lenders and their counsel, shall have been delivered to the Agent:

                    (i) the Notes, duly executed by the Company;

                    (ii) the Pledge and Security Agreement, duly executed by the Company, together with such financing statements and other instruments required by the Agent to create and perfect the security interests granted under the Pledge and Security Agreement;

                    (iii) the Guaranty, duly executed by NCFC;

                    (iv) completed responses to requests for information or other evidence satisfactory to the Agent that the financing statements and other instruments delivered to the Agent pursuant to Section 5.01(a)(ii) have been filed in all appropriate filing offices and that such filed financing statements perfect a first priority security interest in favor of the Agent for the benefit of the Lenders in the property described therein;

                    (v) copies of the resolutions of the Boards of Directors of the Company and NCFC, certified by the respective Secretary or Assistant Secretary of each of them, authorizing the execution, delivery and performance of each Loan Document to which it is or will be a party and the other matters contemplated hereby;

                    (vi) a certificate signed by the Secretary or an Assistant Secretary of each of the Company and NCFC certifying (A) as to the names, incumbency and true signatures of the respective persons authorized to execute and deliver each Loan Document to which it is or will be a party and any other instrument or agreement hereunder and under any other Loan Documents and (B) that the Agent and the Lenders may conclusively rely on such certificate until the Agent shall have received a further certification of its Secretary or an Assistant Secretary canceling or amending such certificate and submitting the names, incumbency and signatures of the officers named in such further certificate;

                    (vii) copies of the Articles or Certificate of Incorporation of each of the Company and NCFC with all amendments thereto, certified by the appropriate governmental official of the jurisdiction of their respective incorporation;

                    (viii) certificates of good standing for each of the Company and NCFC in the jurisdiction of its incorporation and certificates of good standing for the Company in each of the jurisdictions in which the Company is required to be qualified to do business, certified by the appropriate governmental officials as of a date not more than forty-five days prior to the Closing Date;

                    (ix) a certificate of the Secretary or an Assistant Secretary of each of the Company and NCFC certifying to true and correct copies of its respective bylaws, as amended to the Effective Date;

                    (x) the favorable written opinions of Brad A. Morrice, counsel to the Company and NCFC, addressed to the Lenders, as to the matters and effect set forth in Exhibit J; and

                    (xi) a certificate of the Secretary or Assistant Secretary of the Company in the form set forth as ExhibitK.

               (b) The IPO Date shall have occurred.

               (c) The requirements of Sections 5.02 shall have been satisfied.

          5.02 Conditions Precedent to all Loans.  The obligation of each Lender
               ---------------------------------
to make each Loan (including the initial Loan), or, as to First Bank, to issue Letters of Credit, is subject to the satisfaction of each and every of the following additional conditions:

               (a) the Agent shall have received a timely and properly completed notice under Section 2.01(c) or Section 2.02(b) or a request for a Letter of Credit under Section 2.09(b), as the case may be;

               (b) there shall not have been any Regulatory Change after the Signing Date which would render the transactions contemplated hereby unlawful or which would impose a cost on or increase the cost to such Lender for making or maintaining its Loans or issuing the requested Letter of Credit or which would reduce any amount payable to such Lender under this Agreement or its Note or Notes;

               (c) no Event of Default or Unmatured Event of Default shall have occurred and be continuing or will exist upon making the requested Loan or issuing the requested Letter of Credit;

               (d) all the representations and warranties set forth in Section
     3 of this Agreement, in Section 5 of the Pledge and Security Agreement and in Section 15 of the Guaranty shall be true and correct in all material respects as though made on and as of the applicable Borrowing Date or the date of the issuance of the requested Letter of Credit, as the case may be;

               (e) no material adverse change in, or development likely to have a material adverse effect on, the business, operations, prospects, assets or condition (financial or otherwise) of NCFC or the Company shall have occurred and no occurrence or event which is likely to have a material adverse effect on the rights and remedies of the Lenders or the ability of NCFC or the Company to perform their respective obligations to the Lenders shall have occurred; and

               (f) the requested Loan is permitted under Section 2.01 or Section
     2.02 or the requested Letter of Credit is permitted under Section 2.09, as the case may be.

          SECTION 6.  EVENTS OF DEFAULT; REMEDIES.
                      ---------------------------

          6.01 Events of Default.  The occurrence of any one or more of the
               -----------------
following events shall constitute an Event of Default:

               (a) The Company shall fail to make when due, whether by acceleration of maturity or otherwise, any payment of principal of any Note, or shall fail to pay within five days after the same becomes due, whether by acceleration of maturity or otherwise, any payment of interest on any Note or any fee or other amount required to be paid to the Agent or any Lender pursuant to this Agreement or any other Loan Document; or

               (b) Any representation or warranty made by the Company in this Agreement or by the Company or NCFC in any other Loan Documents or in any certificate, statement, report or document furnished to the Agent or the Lenders pursuant to or in connection with any Loan Document shall be untrue or misleading in any material respect on the date as of which the facts set forth are stated or certified; or

               (c) The Company shall fail to comply with any agreement, covenant, condition, provision or term contained in the Pledge and Security Agreement or in Section 4.02(a), 4.08, 4.09, 4.11, 4.12, 4.13, 4.14, 4.15,
     4.16 or 4.21, or shall fail to comply with any agreement, covenant, condition, provision or term contained in Sections 4.02(b), 4.04 or 4.10 and such failure shall not be remedied within 10 calendar days after an executive officer of the Company shall have become aware of such failure to comply; or

               (d) The Company or NCFC shall fail to comply with any other agreement, covenant, condition, provision or term contained in this Agreement or any other Loan Document then in effect (other than those hereinabove set forth in this Section 6.01) and such failure to comply is not remedied within 30 calendar days after the earliest of (i) the date the Agent has given the Company written notice of the occurrence thereof, (ii) the date the Company gives notice of such failure to the Agent or (iii) the date the Company should have given such notice of such failure to the Agent pursuant to Section 4.01(f)(ii); or

               (e) Any creditor or representative of any creditor of the Company or NCFC shall become entitled to declare any Indebtedness in the amount of $100,000 or more owing on any bond, debenture, note or other evidence of Indebtedness for borrowed money to be due and payable prior to its expressed maturity, whether or not such Indebtedness is actually declared to be immediately due and payable, or any such Indebtedness becomes due and payable prior to its expressed maturity by reason of any default by the Company or NCFC in the performance or observance of any obligation or condition and such default shall not have been effectively waived or shall not have been cured within any grace period allowed therefor or any such Indebtedness shall have become due by its terms and shall not have been promptly paid or extended; or

               (f) The Company or NCFC shall become insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of the Company or NCFC or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Company or NCFC or for a substantial part of the property thereof and shall not be discharged within 60 days, or the Company or NCFC shall make an assignment for the benefit of creditors; or

               (g) Any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law shall be instituted by or against the Company or NCFC, and, if instituted against the Company or NCFC, shall have been consented to or acquiesced in by the Company or

     NCFC, or shall remain undismissed for 60 days, or an order for relief shall have been entered against the Company or NCFC; or

               (h) Any dissolution or liquidation proceeding shall be instituted or against the Company or NCFC and, if instituted against the Company or NCFC, shall be consented to or acquiesced in by the Company or NCFC or such Subsidiary or shall remain for 60 days undismissed; or

               (i) A judgment or judgments for the payment of money in excess of the sum of $100,000 in the aggregate shall be rendered against the Company or NCFC and either (i) the judgment creditor executes on such judgment or
     (ii) such judgment remains unpaid or undischarged for more than 60 days from the date of entry thereof or such longer period during which execution of such judgment shall be stayed during an appeal from such judgment.

               (j) Any execution or attachment shall be issued whereby any substantial part of the property of the Company or NCFC shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 30 days after the issuance thereof; or

               (k) The Pledge and Security Agreement or the Guaranty shall, at any time, cease to be in full force and effect or shall be judicially declared null and void, or the validity or enforceability thereof shall be contested by the Company or NCFC, or the Agent shall cease to have a valid and perfected security interest having the priority contemplated under the Pledge and Security Agreement in any part of the collateral described therein, other than by action or inaction of the Agent, unless the Company shall, within two Business Days after the earlier of the date it receives notice thereof from the Agent or the date an officer of the Company has knowledge thereof, repay the outstanding Swingline Loans and Warehousing Loans in an amount sufficient to reduce the aggregate outstanding principal balance of the Swingline Loans and Warehousing Loans to the aggregate Warehousing Collateral Value of the Warehousing Collateral; or

               (l) A Change of Control shall occur.

          6.02 Remedies.  If (a) any Event of Default described in Section
               --------
6.01(f), (g) or (h) shall occur, the Commitments shall automatically terminate and the Obligations and Unpaid Drawings shall automatically become immediately due and payable, and the Borrower shall without demand pay into the Holding Account an amount equal to the aggregate face amount of all outstanding Letters of Credit, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived, anything in this Agreement or any other Loan Document to the contrary notwithstanding, and thereafter the Required Lenders may direct the Agent to attempt to enforce its rights under any one or more of the Loan Documents; or (b) any other Event of Default shall occur and be continuing, then, the Required Lenders may do any or all of the following: (i) declare the Commitments terminated, whereupon the Commitments shall be terminated, (ii) declare the Obligations and Unpaid Drawings to be forthwith due and payable, whereupon the Obligations and Unpaid Drawings shall immediately become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in any other Loan Document to the contrary notwithstanding, (iii) demand that the Borrower pay into the Holding Account an amount equal to the aggregate face amount of all outstanding Letters of Credit, and (iv) direct the Agent to attempt to enforce its rights under any one or more of the Loan Documents.

          SECTION 7.  THE AGENT
                      ---------

          7.01 Appointment and Authorization.  Each Lender appoints and
               -----------------------------
authorizes the Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Neither the Agent nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, WHETHER OR NOT AMOUNTING TO SIMPLE NEGLIGENCE, except for its or their own gross negligence or willful misconduct; provided, however, that the Agent shall be protected in acting or refraining from acting upon the instruction of the requisite Lenders under Section 8.05; and provided, further, that the Agent shall not be required to take any action that exposes it to personal liability or is contrary to any Loan Document, other agreement or applicable law. The Agent shall act as an independent contractor in performing its obligations as the Agent hereunder and under the other Loan Documents and nothing herein contained shall be deemed to create a fiduciary relationship among or between the Agent, the Company or the Lenders.

          7.02 Note Holders.  The Agent may treat the payee of any Note as the
               ------------
holder thereof until written notice of transfer shall have been filed with it signed by such payee.

          7.03 Consultation With Counsel.  The Agent may consult with legal
               -------------------------
counsel selected by it and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

          7.04 Documents.  The Agent shall not be under a duty to examine into
               ----------
or pass upon the validity, effectiveness, genuineness or value of the Notes, the other

Loan Documents or any other instrument or document furnished pursuant thereto or thereunder. The Agent makes no representation or warranty to any Lender, nor shall the Agent be responsible for any representations, warranties or statements made in connection with this Agreement or any other Loan Document. The Agent shall be entitled to assume that this Agreement and the other Loan Documents are valid, effective and genuine and what they purport to be. The Agent (i) shall execute and deliver the Pledge and Security Agreement in the form of Exhibit D hereto, whereupon each provision thereof which is contemplated to be binding upon the Lenders shall be binding upon the Lenders and each of them; and (ii) shall not waive, amend or otherwise modify any provision of the Pledge and Security Agreement without the written consent of the Lenders required pursuant to Section 8.05.

          7.05 Agent and Affiliates.  With respect to its Commitments and the
               --------------------
Loans made by it in its capacity as a Lender, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not the Agent, and the Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary as if it were not the Agent.

          7.06 Action by Agent.  The Agent shall be entitled to use its
               ---------------
discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, or with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement and the other Loan Documents. The Agent shall incur no liability under or in respect of this Agreement or any of the other Loan Documents by acting upon any notice, consent, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment, or which may seem to it to be necessary or desirable in the premises. The Agent may employ agents and attorneys-in-fact in carrying out its responsibilities under the Loan Documents, and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact as long as the Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact, EVEN IF SUCH SELECTION AMOUNTED TO SIMPLE NEGLIGENCE.

          7.07 Credit Analysis.  Each Lender has made, and shall continue to
               ---------------
make, its own independent investigation or evaluation of the operations, business, property and condition, financial and otherwise, of the Company in connection with its Commitments and Loans and has made its own appraisal of the creditworthiness of the Company. Except as explicitly provided herein, the Agent has no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect to such operations, business, property, condition or creditworthiness, whether such information comes into its possession on or before the first Event of Default or at any time thereafter.

          7.08 Notices of Event of Default, etc.  In the event that any Lender
               ---------------------------------
shall have acquired actual knowledge of any Event of Default or Unmatured Event of Default, other than as a result of its receipt of financial statements delivered to it pursuant to Section 4.01, such Lender shall promptly give notice thereof to the Agent. The Agent shall, promptly upon receipt of any such notice provide a copy thereof to the other Lenders. Upon receipt from any Lender of a request that the Agent give notice to the Company of the occurrence of an Event of Default or Unmatured Event of Default under Section 6, the Agent shall promptly forward such request to the other Lenders and will take such action and assert such rights under this Agreement and the other Loan Documents as the requisite Lenders under Section 8.05 shall direct in writing.

          7.09 Indemnification.  Each Lender agrees to indemnify the Agent (to
               ----------------
the extent not reimbursed by the Company), ratably according to its Pro Rata Share (determined under clause (e) of the definition thereof), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by the Agent under this Agreement or the other Loan Documents, WHETHER OR NOT THE AGENT'S SIMPLE NEGLIGENCE CAUSES THE SAME IN WHOLE OR IN PART; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its Pro Rata Share (determined under clause (l) of the definition thereof) of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Loan Documents, to the extent that the Agent is not reimbursed for such expenses by the Company, WHETHER OR NOT SUCH OUT-OF-POCKET EXPENSES RESULTED, IN WHOLE OR IN PART, FROM THE AGENT'S SIMPLE NEGLIGENCE; provided, that no Lender shall be liable for any portion of any such expenses resulting from the Agent's gross negligence or willful misconduct.

          7.10 Payments.  All payments of principal of the Warehousing Notes and
               ---------
all other funds received by the Agent in respect of any payments made by the Company pursuant to this Agreement, the Notes or the other Loan Documents, other than payments under Sections 2.07, 2.08 and 2.09 (which payments under Section
2.09 shall be retained by First Bank for its own account) and subject to the effect of Section 7.11, shall be distributed forthwith by the Agent (in like currency and funds) to the Lenders on the date received or deemed received pursuant to Section 2.05(a), in accordance with Sections 2.03(c) and 2.04(b) in the case of payments of interest, Usage Fees and Balances Deficiency Fees, and ratably according to each Lender's Pro Rata Share in the case of any other payment received by the Agent. If the Agent does not make any such distribution (or provide Federal Reserve Bank reference numbers for the wire transfer of the amount thereof) on the date any such payment is received or deemed received pursuant to Section 2.05(a), the Agent will pay interest to each Lender entitled to receive a portion of such distribution on the amount distributable to it at the Federal Funds Effective Rate from such date until the date such distribution is made, such interest to be payable with such distribution. Notwithstanding any of the foregoing or any other provision of this Agreement, upon and after the occurrence of an Event of Default or Unmatured Event of Default, (a) all proceeds received by the Agent from the sale or other disposition of the Warehousing Collateral shall be applied in accordance with Section 17 of the Pledge and Security Agreement, and
(b) all payments made by the Guarantor to the Agent under the Guaranty shall be applied in the same order of priority as is set forth in Section 17 of the Pledge and Security Agreement with respect to application of the proceeds of Warehousing Collateral.

          7.11 Sharing of Payments.  Other than as provided in Section 7.10
               -------------------
hereto, if any Lender shall receive and retain any payment during the continuance of an Event of Default or Unmatured Event of Default, whether by setoff, application of deposit balance or security, or otherwise, in respect of the Obligations or Letter of Credit Obligations in excess of such Lender's Pro Rata Share of all payments of the Obligations (other than payments under Section 2.09, which shall be retained by First Bank for its own account), then such Lender shall purchase from the other Lenders for cash and at face value and without recourse, such participation in the Obligations held by them as shall be necessary to cause such excess payment to be shared ratably as aforesaid with each of them; provided, that if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. Each Lender agrees to exercise any and all rights of setoff, counterclaim or bankers' lien first fully against the Obligations and Letter of Credit Obligations and participations therein held by such Lender, and only then to any other indebtedness of the Company to such Lender.

          7.12 Successor Agent.  The Agent may resign at any time by giving ten
               ---------------
days written notice thereof to the Lenders and the Company. The Required Lenders may remove the Agent at any time with or without cause by notifying the Agent and the Company in writing. In addition, the Lenders with an aggregate Pro Rata Share (determined under clause (a) of the definition thereof) of 66 2/3% may at any time, if such Lenders determine, in the reasonable exercise of their judgment, that the Agent is not handling the Warehousing Collateral in accordance with accepted industry practices, appoint a custodian reasonably acceptable to the Company to perform the

Agent's responsibilities under the Pledge and Security Agreement and, with respect to the Warehousing Collateral and the determination of the Warehousing Borrowing Base, hereunder. Upon any such resignation or removal, the Required Lenders or, in the case of a removal pursuant to the preceding sentence, the removing Lenders shall have the right to appoint a successor Agent, which successor Agent shall (unless an Event of Default has then occurred and is continuing) be reasonably acceptable to the Company. If no successor Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of its resignation or the removal of the Agent, then the retiring Agent may, on behalf of the Lenders, appoint an Agent or custodian which shall be a Lender or a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000 and which shall be reasonably acceptable to the Company. Any such resignation or removal shall be effective upon the appointment of a successor Agent. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations, under this Agreement and the other Loan Documents. After any retiring Agent's resignation or removal hereunder as the Agent, the provisions of this Section 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was acting as the Agent under this Agreement and any other Loan Document.

          7.13 Inspection.  The Lenders and their agents, accountants, attorneys
               ----------
and auditors will be permitted during normal business hours at any time and from time to time upon reasonable notice to examine (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Agent relating to any or all Warehousing Collateral and to make copies thereof. Any such examination will be at the cost and expense of the Lender conducting such examination.

          SECTION 8.  MISCELLANEOUS.
                      -------------

          8.01 Waiver.  No failure on the part of the Agent or the Lenders to
               ------
exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein and in the other Loan Documents are cumulative and not exclusive of any remedies provided by law.

          8.02 Notices.  Except as otherwise specifically provided for herein,
               -------
all notices and other communications provided for herein shall be in writing (including teletransmission communication) and, unless otherwise required herein or by law, shall be teletransmitted, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to the other parties in accordance with this Section
8.02. All notices and other communications hereunder shall be effective when transmitted by telex or telecopier, delivered or, in the case of a mailed notice or notice sent by overnight courier, upon receipt thereof as conclusively evidenced by the signed receipt therefor, in each case given or addressed as aforesaid except that notices to the Agent under the provisions of Section 2 shall not be effective until received by the Agent.

          8.03 Expenses; Indemnification.  The Company agrees to pay on demand:
               -------------------------
(a) the reasonable fees and expenses of Dorsey & Whitney LLP, special counsel to the Agent in connection with the negotiation, preparation, approval, execution and delivery of the Loan Documents, (b) the reasonable fees and expenses of counsel for the Agent in connection with any amendment, modification or waiver of any of the terms of any Loan Document and (c) all reasonable costs and expenses of the Agent and each Lender (including reasonable counsel's fees) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other Loan Documents. The Company hereby agrees to indemnify the Lenders and their directors, officers, agents and employees from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation, litigation or other proceedings related to any use made or proposed to be made by the Company of the proceeds of the Loans or the operation of the Company's business, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceedings, WHETHER OR NOT SUCH OUT-OF-POCKET EXPENSES RESULTED, IN WHOLE OR IN PART, FROM THE AGENT'S OR ANY LENDER'S SIMPLE NEGLIGENCE (but excluding, for all purposes under this Section 8.03, any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

          8.04 Confidentiality.  The Agent and each Lender shall use reasonable
               ---------------
efforts to assure that information about the Company, NCFC and their respective operations, affairs and financial condition, not generally disclosed to the public or to trade and other creditors, which is furnished to the Agent or such Lender, as the case may be, pursuant to the provisions hereof is used only for the purposes of this Agreement and any other relationship between the Lenders and the Company and NCFC and shall not be divulged to any Person other than the Agent, the Lenders, their respective Affiliates and their respective officers, directors, employees and agents, except: (a) to their attorneys and accountants,
(b) in connection with the enforcement of the rights of the Agent and the Lenders hereunder and under the other Loan Documents or otherwise in connection with applicable litigation, (c) in connection with assignments and participations and the solicitation of prospective assignees and participants referred to in the immediately preceding Section, and (d) as may otherwise be required or requested by any regulatory authority having jurisdiction over the Agent or any Lender or by any applicable law, rule, regulation or judicial process, the opinion of the Agent's counsel concerning the making of such disclosure to be binding on the parties hereto. Neither the Agent nor any Lender shall incur any liability to the Company or NCFC by reason of any disclosure permitted by this Section 8.04.

          8.05 Releases, Amendments, Waivers, Consents and Exercise of Remedies.
               ----------------------------------------------------------------
Except as otherwise provided in this Section 8.05, any provision of this Agreement or any other Loan Document may be amended or modified only by an instrument or instruments in writing signed by the Required Lenders and the Company. Any amendment, waiver or consent reducing any principal of, or the amount of or rate of interest on or fees with respect to the Loans or the Commitments, postponing any date fixed for the payment of any principal of, interest on or fees with respect to the Loans or Commitments, releasing or subordinating any of the Warehousing Collateral (except as provided in the Pledge and Security Agreement), amending the definition of "Delivered Mortgage Loans," "Pro Rata Share," "Required Lenders," "Warehousing Borrowing Base" or "Warehousing Collateral Value," or amending Section 2.01 or this Section 8.05 may only be made by an instrument or instruments in writing signed by all of the Lenders and the Company. In addition to the foregoing requirements, (A) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the requisite Lenders indicated above to take such action, affect the rights or duties of the Agent under this Agreement or any Loan Document, and
(B) no amendment may increase any Lender's Commitment or Commitments unless it is in writing and signed by such Lender. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be in writing and signed or consented to in writing by the requisite Lenders indicated above and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          8.06 Binding Effect; Assignments and Participations; Transferees; New
               ----------------------------------------------------------------
Lenders; Commitment Increases.  (a) This Agreement shall be binding upon and
-----------------------------
inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign its rights or obligations hereunder, under the Notes or under any other Loan Document without the prior written consent of the Required Lenders. Each Lender may (i) grant participations in any portion of its Note or Notes and its Commitment or Commitments; and (ii) with the prior written consent of the Agent (except in the case of an assignment by any Lender to an Affiliate of such Lender or to another Lender), which consent shall not, from and after September 30, 1997, be unreasonably withheld, sell, assign, transfer or otherwise dispose of any portion of its Commitment or Commitments (with a proportionate share of its outstanding Loans) or, if its Commitment or Commitments have terminated, its outstanding Loans (each such grant of a participation or interest so sold, assigned, transferred or disposed of being herein called a "Transferred Interest") to (y) banks chartered under the laws of the United States or any State thereof or (z) insurance companies, other lenders or mutual funds ("Transferees"). Upon any assignment and delegation as contemplated in clause (ii) of the preceding sentence, (A) the Agent shall revise Schedule 1.01(b) to reflect such assignment and delegation and distribute such revised
Schedule 1.01(b) to the Company and the Lenders, (B) the Company shall, at the request of either the assignor or assignee Lenders, execute and deliver new Notes to the assignor Lender (if it retains a Warehousing Commitment or Working Capital Commitment, as applicable, following such assignment) and the assignee Lender, in the principal amount of their respective Warehousing Commitment or Working Capital Commitments, as applicable, and (C) the assignor Lender shall pay to the Agent an assignment fee in the amount of $3,000. In addition, the Lender may pledge any portion of its Note or Notes for security purposes to any Federal Reserve Bank. If a Lender makes any assignment to a Transferee, then such Transferee, to the extent of such assignment (unless otherwise provided therein), shall become a "Lender" hereunder and shall have all the rights and obligations of the Lenders hereunder, and the transferring Lender shall be released from its duties and obligations under this Agreement to the extent of such assignment. Without in any way limiting the rights of Transferees hereunder, the Company agrees that each Transferee shall be entitled to the benefits of Sections 2.07 and 2.08 to the extent of its Transferred Interest as if it were a "Lender" holding a Commitment or Commitments, as the case may be, in an aggregate amount equal to such Transferred Interest, and that each Transferee may exercise any and all rights of banker's lien, setoff and counterclaim available pursuant to law with respect to its Transferred Interest as fully as if such Transferee were a direct lender to the Company. Notwithstanding the sale by a Lender of any participation hereunder, (i) no participant shall be deemed to be or have the rights and obligations of a Lender hereunder except as provided in the preceding sentence and (ii) no Lender shall, in connection with selling any such participation, condition such Lender's rights in connection with consenting to amendments or granting waivers concerning any matter under any Loan Document upon obtaining the consent of such participant other than on matters relating to (A) any reduction in the amount of any principal of, or the amount of or rate of interest on, any Note or Loan in which such participation is sold, (B) any postponement of the date fixed for any payment of principal of or interest on any Note or Loan, or the termination of any Commitment, in which such participation is sold, or (C) the release or subordination of any material portion of any collateral other than pursuant to the terms of any Loan Document.

          (b) From time to time, the Company may agree, with the prior written consent of the Agent, to (i) permit a Lender to increase its Warehousing Commitment Amount, (ii) permit a Lender to increase its Working Capital Commitment Amount, and (iii) add a bank chartered under the laws of the United

States or any State thereof, an insurance company, another lender or a mutual fund (a "New Bank") as a "Lender" under this Agreement with a Warehousing Commitment, for the purpose of increasing the aggregate amount of the Warehousing Commitments; provided that upon giving effect to any such new
                         --------
Warehousing Commitment, the Warehousing Commitment Amount of the New Bank shall not be less than $10,000,000; provided, further, that the aggregate Warehousing
                              --------  -------
Commitment Amounts, after giving effect to any such increase, shall not exceed $250,000,000; and provided, further, that the aggregate Working Capital
                  --------  -------
Commitment Amounts, after giving effect to any such new Working Capital Commitment, shall not exceed $10,000,000. The Company and each Lender increasing its Warehousing Commitment Amount or New Bank shall agree on the date as of which the increased Warehousing Commitment Amount or the New Bank's Warehousing Commitment Amount shall become effective, and each New Bank shall execute and deliver an instrument in the form prescribed by the Agent to evidence its agreement to be bound by this Agreement and the other Loan Documents. Upon the effective date of an increase in any Lender's Warehousing Commitment Amount or inclusion of a New Bank as a lender under this Agreement, the Agent shall deliver to the Company and each of the Lenders a revised
Schedule 1.01(b) reflecting the revised aggregate Warehousing Commitment Amounts and the Company shall execute and deliver to the Lender increasing its Warehousing Commitment Amount or the New Bank a Warehousing Note.

          8.07 Governing Law and Construction.  THE VALIDITY, CONSTRUCTION AND
               ------------------------------
ENFORCEABILITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Agreement and the other Loan Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto.

          8.08 Consent to Jurisdiction.  AT THE OPTION OF THE AGENT, THIS
               -----------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE COMPANY CONSENTS TO THE

JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE COMPANY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

          8.09 Waiver of Jury Trial.  THE COMPANY, THE AGENT AND EACH LENDER
               --------------------
IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          8.10 Survival of Agreement.  All representations, warranties,
               ---------------------
covenants and agreement made by the Company or NCFC herein or in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be deemed to have been relied upon by the Lenders and shall survive the making of the Loans, by the Lenders and the execution and delivery to the Agent by the Company and NCFC of the Loan Documents, regardless of any investigation made by or on behalf of the Lenders, and shall continue in full force and effect as long as any Obligation is outstanding and unpaid and so long as the Commitments have not been terminated; provided, however, that the obligations of the Company under Sections 2.07, 2.08 and 8.03 shall survive payment in full of the Obligations and the termination of the Commitments.

          8.11 Captions.  The captions or headings herein and any table of
               --------
contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

          8.12 Entire Agreement.  This Agreement and the other Loan Documents
               ----------------
embody the entire agreement and understanding between the Company, the Agent and the Lenders with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Nothing contained in this Agreement or in any other Loan Document, expressed or implied, is intended to confer upon any Persons other than the parties hereto any rights, remedies, obligations or liabilities hereunder or thereunder.

          8.13 Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          8.14 Company Acknowledgements.  The Company hereby acknowledges that
               ------------------------
(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents, (b) neither the Agent nor any Lender has any fiduciary relationship to the Company, the relationship being solely that of debtor and creditor, (c) no joint venture exists between the Company, the Agent or any Lender, and (d) neither the Agent nor any Lender undertakes any responsibility to the Company to review or inform the Company of any matter in connection with any phase of the business or operations of the Company and the Company shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to, the Company by the Lenders is for the protection of the Lenders and neither the Company nor any third party is entitled to rely thereon.



     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                              NEW CENTURY MORTGAGE CORPORATION


                              By    /s/ Brad A. Morrice
                                 -------------------------------------
                                 Its CEO
                                    ----------------------------------

                              Address for Notices:
                              -------------------
                              18400 Von Karman
                              Suite 1000
                              Irvine, CA  92612
                              Attention:  Brad A. Morrice
                              Telephone Number:  (714) 440-7030
                              Telecopier Number:   (714) 440-7033

                              FIRST BANK NATIONAL ASSOCIATION


                              By
                                 ---------------------------------------------
                                 Its
                                    ------------------------------------------

                              Address for Notices:
                              -------------------
                              Mortgage Banking Services Division
                              First Bank Place MPFP 0801
                              601 Second Avenue South
                              Minneapolis, Minnesota  55402
                              Attention:  Edwin D. Jenkins
                              Telephone Number:  (612) 973-0588
                              Telecopier Number:   (612) 973-0826

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              NEW CENTURY MORTGAGE CORPORATION

                              By
                                 --------------------------------------------
                                 Its
                                    -----------------------------------------

                              Address for Notices:
                              -------------------
                              18400 Von Karman
                              Suite 1000
                              Irvine, CA 92612
                              Attention: Brad A. Morrice
                              Telephone Number:  (714) 440-7030
                              Telecopier Number: (714) 440-7033

                              By   /s/ Edwin D. Jenkins
                                 ---------------------------------------------
                                 Its     Vice President
                                    ------------------------------------------

                              Address for Notices:
                              -------------------
                              Mortgage Banking Services Division
                              First Bank Place MPFP 0801
                              601 Second Avenue South
                              Minneapolis, Minnesota 55402
                              Attention: Edwin D. Jenkins
                              Telephone Number:  (612) 973-0588
                              Telecopier Number: (612) 973-0826

                              GUARANTY FEDERAL BANK, F.S.B.


                              By  /s/ W. James Meintjes
                                  -----------------------------------

                                  Its    Vice President
                                     --------------------------------

                              Address for Notices:
                              -------------------

                              8333 Douglas Ave.
                              Dallas, Texas 75225
                              Attention:  W. James Meintjes
                              Telephone Number:  (214) 360-2845
                              Telecopier Number: (214) 360-1660


                              COMERICA BANK CALIFORNIA, INC.

                              By
                                -----------------------------------------
                                Its
                                   --------------------------------------

                              Address for Notices:
                              -------------------

                              55 Almaden Blvd.
                              San Jose, California  95113
                              Attention:  David Chirchill
                              Telephone Number:  (408) 278-8288
                              Telecopier Number:  (408) 278-8289

                              GUARANTY FEDERAL BANK, F.S.B.

                              By
                                 -------------------------------------------
                                 Its
                                    ----------------------------------------
                              Address for Notices:

                              8333 Douglas Ave.
                              Dallas, Texas 75225
                              Attention: W. James Meintjes
                              Telephone Number:  (214) 360-2845
                              Telecopier Number: (214) 360-1660


                              COMERICA BANK CALIFORNIA, INC.

                              By /s/ DAVID CHIRCHILL
                                 --------------------------------------------
                                 Its  CORPORATE BANKING OFFICER
                                    -----------------------------------------

                              Address for Notices:
                              -------------------

                              55 Alamaden Blvd.
                              San Jose, California 95113
                              Attention: David Chirchill
                              Telephone Number:  (408) 278-8288
                              Telecopier Number: (408) 278-8289


EXHIBITS
A         Form of Compliance/Borrowing Base Certificate

B         Form of Confirmation of Borrowing/Paydown/Conversion

C         Guaranty

D         Pledge And Security Agreement

E         Formula for Determining Warehousing Collateral Value

F         Form of Warehousing Note

G         Form of Working Capital Note

H         Closing Agent Instructions

I Matters to be Covered by Opinion of Counsel to the Company and NCFC at closing

J         Operational Certificate

                                                                    EXHIBIT A TO
                                                                  SECOND AMENDED
                                                   AND RESTATED CREDIT AGREEMENT

                                    FORM OF
                     COMPLIANCE/BORROWING BASE CERTIFICATE

First Bank National Association,
First Bank Place
601 Second Avenue South
Minneapolis, Minnesota 55402
Attention:  Mortgage Banking Services Division

Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
Dallas, Texas  75225
Attention:  ______________________________________


Ladies and Gentlemen:

          We submit this certificate to you in accordance with the terms of
Section 4.01(c)(ii) of the Second Amended and Restated Credit Agreement dated as of July 31, 1997 (as the same may be amended, supplemented or restated from time to time, the "Credit Agreement") between New Century Mortgage Corporation, the banks party thereto (the "Banks") and First Bank National Association, as Agent for the Banks (in such capacity, the "Agent"). Each capitalized term used herein has the same meaning ascribed to such term in the Credit Agreement or in Exhibit E thereto.

          The undersigned hereby certifies the following as of the close of business on _________________, 199_:

1. The Warehousing Borrowing Base was calculated as follows:
   --------------------------------------------------------

   Warehousing Collateral Value
   ----------------------------
   (a) Eligible Mortgage Loans                                 $_________

          "C" Mortgages                            $_________
          "C-" Mortgages                           $_________
          Mortgages with an Original Principal
          Balance in Excess of $207,000
          ("Jumbo Mortgages")                      $_________


   Less:
   ----
   (b) Pledged Mortgage Loans with No Collateral Value              $_________

          180 days or more since origination or
            acquisition                                 $_________

          90 days or more in warehouse                  $_________

       Promissory Note and/or Collateral Documents
          not returned or purchased by an Investor
          (45 days)                                     $_________

       Collateral Document not returned (21 days)       $_________

       In default (one full reporting period)           $_________

       Requested documents not delivered
          (5 Business Days)                             $_________

       Promissory Note and/or Collateral Documents
          not delivered (wet funding loans;
          7 Business Days)                              $_________

       Wet funding loans in excess of sublimit          $_________

       Wet funding loans not closed                     $_________

       Jumbo Mortgages in excess
        of applicable sublimit                          $_________

       Second Mortgages in excess
       of applicable sublimit                           $_________

       High LTV (100%+) Second Mortgages
       in excess of applicable sublimit                 $_________

       Not marketable                                   $_________

       Agent does not have perfected, first priority
       security interest                                $_________

   Plus:
   ----

   (c) Other Assets                                     $_________

   TOTAL WAREHOUSING BORROWING BASE                                 $________

2. Leverage Ratio Requirements of Section 4.08:
   -------------------------------------------

   Leverage Ratio

       (i)  Maximum ratio permitted by Section 4.08 as
            of the end of the period covered hereby:                   8 to 1

       (ii) The ratio of Total Indebtedness to Tangible
            Net Worth at such date:

            Total Indebtedness at such date:            $________
                         to
                         --
            Tangible Net Worth at such date             $________   =___ to 1

3. Net Worth Requirements of Section 4.12:
   ---------------------------------------

   (a) Minimum Tangible Net Worth
       required by Section 4.12

       (i)  Greater of $35,000,000; or

       (ii) 85% of Tangible Net Worth
            at Prior Fiscal Year End                    $________

            plus
            ----

            90% of capital contributions made
            during such Fiscal Year                     $________

            plus
            ----

            50% of year-to-date net income              $________

            Total                                                   $________

   (b) Tangible Net Worth at the end of the most recently concluded fiscal month:

       (i) Net Worth of the Company at
           such date:                                   $________

           less
           ----

       (ii) Intangible assets at such date
            consisting of:

            Goodwill:                                   $________
            Other Intangibles:                          $________

          Total                                                     $________

4. Minimum Liquidity under Section 4.15:
   ------------------------------------

   (a) Minimum cash on hand as of the most
       recently concluded fiscal month:                             $1,500,000

   (b) Cash on hand as of such date:                    $________

5. (a) The undersigned is the duly elected chief financial officer of the Company;

   (b) The undersigned has reviewed the terms of the Credit Agreement and has made, or has caused to be made under the supervision of the undersigned, a detailed review of the transactions and conditions of the Company during the accounting period covered by this Certificate; and

   (c) These examinations did not disclose, and the undersigned has no knowledge, whether arising out of such examinations or otherwise, of the existence of any condition or event that constitutes an Event of Default or an Unmatured Event of Default during or at the end of the accounting period covered by this Certificate, except as described in a separate attachment to this Certificate, the exceptions listing, in detail, the nature of the condition or event, the period during which it has existed and the action that the Company has taken, is taking, or proposes to take with respect to each such condition or event.

6. Attached hereto is a schedule of the "Pledged Mortgage Loans" (as defined in the Pledge and Security Agreement) that have no Warehousing Collateral Value at the date hereof.

Dated: _______, 199_          NEW CENTURY MORTGAGE CORPORATION


                              By _________________________________
                                  Its ____________________________

                                                                    EXHIBIT B TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                                    FORM OF
                  CONFIRMATION OF BORROWING/PAYDOWN/CONVERSION
                  --------------------------------------------



                            [On Company Letterhead]


                                     [Date]


First Bank National Association,
  as Agent
First Bank Place
601 Second Avenue South
Minneapolis, Minnesota  55402
Attention:  Mortgage Banking Services Division

     Re:  Confirmation of Borrowing/Paydown/Conversion

Ladies and Gentlemen:

          Reference is made to the Second Amended and Restated Credit Agreement dated as of July 31, 1997 (as said Agreement may be amended, supplemented or restated from time to time, the "Credit Agreement"), between New Century Mortgage Corporation (the "Company"), the Banks party thereto and First Bank National Association ("First Bank") as Agent for the Banks (in such capacity, the "Agent"). Each capitalized term used herein shall have the meaning ascribed to such term in the Credit Agreement.

          The Company and the undersigned hereby confirm and certify to the Agent as follows:

          1. The undersigned is authorized to submit this Confirmation of Borrowing/Paydown/Conversion on behalf of the Company.

          2.   On ______________________________, 19__, the Company (a)
requested the Banks to make Warehousing Loans in the aggregate principal amount of $, (b) requested First Bank to make a Swingline Loan in the aggregate principal amount of $__________________, (c) requested the Banks to make Working Capital Loans in the aggregate principal amount of $, (d) made principal payments on outstanding

Warehousing Loans in the aggregate amount of $, (e) made principal payments on outstanding Working Capital Loans in the aggregate amount of $, or (d) converted outstanding Advances to outstanding Advances of another type,*/ as follows:


                                      Warehousing Credit
                                      ------------------

                          Reference Rate  Eurodollar Rate  Fixed Rate
                          --------------  ---------------  ----------

Advance                      ________        ________       ________
Payment                      ________        ________       ________
Net Amount Outstanding
                             ========        ========       ========
Interest Rate                _______%        _______%       ________%



                               Working Capital Credit
                               ----------------------

                            Reference Rate    Fixed Rate
                            --------------    ----------

Advance                       _________        ________
Payment                       _________        ________
Net Amount Outstanding
                              =========        ========
Interest Rate                 ________%        _______%



          3. In connection with any requested Warehousing Loans, Swingline Loans or Working Capital Loans, please disburse $ as follows [include wire instructions]:




          4. In connection with any requested Warehousing Loans, Swingline Loans or Working Capital Loans: (a) no Event of Default or Unmatured Event of Default has occurred or will exist upon the making of any such Warehousing Loans, Swingline Loans or Working Capital Loans; (b) the representations and warranties contained in Section 3 of the Credit Agreement, in Section 5 of the Pledge and Security Agreement and in Section 15 of the Guaranty

________________________________
*/ For purposes of this Certificate, Advances being converted shall be described as principal payments, and the new Advances into which such Advances are being converted shall be described as new Advances.

are true and correct in all material respects with the same force and effect as if made on and as of the date hereof; (c) after giving effect to the Warehousing Loans or Swingline Loans requested herein, the sum of the outstanding principal balance under the Warehousing Notes shall not exceed the Warehousing Borrowing Base; and (d) after giving effect to the Working Capital Loans requested herein, the sum of the outstanding principal balances of the Working Capital Notes will not exceed any of the limitations set forth in Section 2.02(a) of the Credit Agreement.

                              Very truly yours,

                              NEW CENTURY MORTGAGE CORPORATION


                              By _____________________________________
                                 Its _________________________________

                                                                    EXHIBIT C TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


                      SECOND AMENDED AND RESTATED GUARANTY

          THIS SECOND AMENDED AND RESTATED GUARANTY dated as of July 31, 1997 (this "Guaranty"), by the undersigned, NEW CENTURY FINANCIAL CORPORATION (the "Guarantor"), a Delaware corporation, is for the benefit of the Banks (as defined below) and FIRST BANK NATIONAL ASSOCIATION ("First Bank") as Agent for the Banks (in such capacity, the "Agent") (the "Bank").

          WITNESSETH, THAT:

          A. The Guarantor owns all of the outstanding capital stock of New Century Mortgage Corporation (the "Company"), a California corporation.

          B. First Bank agreed to make certain loans to the Company pursuant to that certain Amended and Restated Credit Agreement dated October 25, 1996 (as the same has been and may hereafter be amended, restated, or otherwise modified, the "Existing Credit Agreement") by and among the Company and the Bank.

          C. The Guarantor guaranteed the obligations of the Company to First Bank under the Existing Credit Agreement pursuant to that certain Amended and Restated Guaranty dated as of October 25, 1996 (the "Existing Guaranty").

          D. The Company and First Bank have agreed to amend and restate the Existing Credit Agreement pursuant to that certain Second Amended and Restated Credit Agreement dated as of July 31, 1997 (the "Credit Agreement") by and between the Company, the Banks from time to time party thereto (the "Banks") and the Agent.

          E. It is a condition precedent to the Banks' obligation to make loans to the Company pursuant to the terms of the Credit Agreement that this Guaranty be executed and delivered by the Guarantor, which condition precedent the Banks have not waived and will not waive.

          F. The Guarantor finds it advantageous, desirable, and in its best interest to comply with this requirement.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Guarantor hereby covenants and agrees with the Banks and the Agent as follows:

          1.  Certain Defined Terms.  All terms not otherwise defined herein
              ---------------------
that are capitalized and used herein shall have the meanings assigned to such terms in the Credit Agreement.

          2.  The Guaranty.  The Guarantor hereby absolutely, irrevocably, and
              ------------
unconditionally guarantees to the Banks and the Agent the payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) and performance of (a) all of the obligations of the Company to the Banks and the Agent due or to become due, direct or indirect, absolute or contingent, joint or several, now existing or hereafter at any time created, arising or incurred under or in connection with the Credit Agreement, the Warehousing Notes and any reissuance, renewal, or extensions thereof, the Pledge and Security Agreement, the other Loan Documents, and any other sums now or hereafter owing by the Company to the Banks or the Agent (including but not limited to principal, interest, reasonable attorneys' fees, filing, and recording costs, out-of-pocket expenses, collection costs, and all other liabilities and obligations of the Company to the Banks and the Agent) thereunder, all of the foregoing being hereinafter referred to as the "Guarantied Obligations." The Guarantor hereby agrees that its liabilities under this Guaranty shall be primary and direct, and that neither the Banks nor the Agent shall be required to pursue any right or remedy it may have (a) against the Company under the Credit Agreement, the Warehousing Notes, the Pledge and Security Agreement, the other Loan Documents, or otherwise or (b) against any other guarantor, and that neither the Banks nor the Agent shall be required to first commence any action or obtain any judgment against the Company, or any other guarantor, or against property in which the Agent holds a security interest for the benefit of the Banks or otherwise realize upon its security interest in such property, before enforcing this Guaranty against the Guarantor.

          3.  Continuing Guaranty.  This Guaranty is an absolute, unconditional,
              -------------------
complete, and continuing guaranty of payment and performance of the Guarantied Obligations by the Guarantor, and shall continue to be in force and be binding upon the Guarantor until the Guarantied Obligations have been paid and performed in full. No notice of the Guarantied Obligations to which this Guaranty may apply or of any renewal or extension thereof need be given to the Guarantor and none of the foregoing acts shall release the Guarantor from liability hereunder. The Guarantor hereby expressly waives (a) demand of payment, presentment, protest, notice of dishonor, nonpayment, or nonperformance on any and all forms of the Guarantied Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Guarantied Obligations now or hereafter provided for by any statute, law, rule, or regulation; and (d) any and all defenses of the Company pertaining to the Guarantied Obligations except for the defense of discharge by payment. The Guarantor shall not be exonerated with respect to its liabilities under this Guaranty by any act or thing except payment and performance in full of the Guarantied Obligations.

          4.  Other Transactions.  The Banks and the Agent are expressly
              ------------------
authorized (a) to exchange, surrender, or release with or without consideration any or all collateral and security that may at any time be placed with it by the Company or by any other person, or to forward or deliver any or all such collateral and security directly to the Company for collection and remittance or for credit, or to collect the same in any other manner without notice to the Guarantor; and (b) to amend, modify, extend, or supplement the Credit Agreement, the Warehousing Notes, the Pledge and Security Agreement, the other Loan Documents or other agreement with respect to the Guarantied Obligations, waive compliance by the Company with the respective terms thereof, and settle or compromise any of the Guarantied Obligations without notice to the Guarantor and without in any manner affecting the absolute liabilities of the Guarantor hereunder. The liabilities of the Guarantor hereunder shall not be affected or impaired by any failure, neglect, or omission on the part of the Banks or the Agent to realize upon any of the Guarantied Obligations or upon any collateral or security for any or all of the Guarantied Obligations, nor by the taking by the Banks or the Agent of (or the failure to take) any other guaranty or guaranties to secure the Guarantied Obligations, nor by the taking by the Banks or the Agent of (or the failure to take or the failure to perfect its security interest in) collateral or security of any kind. The Guarantor acknowledges that this Guaranty is in effect and that possession of this Guaranty by any Bank or the Agent shall be conclusive evidence of due delivery hereof by the Guarantor, and further agrees that this Guaranty shall continue in full force and effect, both as to the Guarantied Obligations then existing and/or thereafter created, notwithstanding the release of or extension of time to any other guarantor of the Guarantied Obligations or any part thereof.

          5.  Waiver of Subrogation.  The Guarantor hereby waives all rights of
              ---------------------
subrogation that may arise in connection with this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, under common law, or otherwise) and all contractual, statutory, or common law rights of reimbursement, contribution, or indemnity or any similar such right from the Company that may otherwise have arisen in connection with this Guaranty until the Guarantied Obligations are fully paid and discharged.

          6.  Application of Payments.  Any and all payments upon the Guarantied
              -----------------------
Obligations made by the Guarantor or by any other person, and/or the proceeds of any or all collateral or security for any of the Guarantied Obligations, may be applied by the Agent on such items of the Guarantied Obligations as the Agent may elect.

          7.  Recovery of Payment.  If any payment received by the Banks or the
              -------------------
Agent and applied to the Guarantied Obligations is subsequently set aside, recovered, rescinded, or required to be returned for any reason (including but not limited to the bankruptcy, insolvency, or reorganization of the Company or any other obligor), the Guarantied Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Guarantied Obligations as fully as if such application had never been made.

          8.  New Promise.  Any acknowledgment or new promise, whether supported
              -----------
by payment of principal or interest or otherwise and whether made by the Company or others, with respect to any of the Guarantied Obligations shall, if the statute of limitations in favor of the Guarantor against the Banks and the Agent shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations with respect to such promise.

          9.  Discharge.  Until each and every one of the Guarantied Obligations
              ---------
are paid and performed in full, the obligations of the Guarantor hereunder shall not be released, in whole or in part, by any action or thing that might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than payment and performance in full of the Guarantied Obligations, or by reason of any waiver, extension, modification, forbearance, or delay or other act or omission of the Banks or the Agent or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Banks or the Agent whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of the Guarantor, nor shall any modification of any of the obligations of the Company or the release of any security therefor by operation of law or by the action of any third party affect in any way the obligations of the Guarantor hereunder, and the Guarantor hereby expressly waives and surrenders any defense to its liabilities hereunder based upon any of the foregoing acts, omissions, things, agreements, or waivers of any of them, it being the purpose and intent of the parties hereto that the Guarantied Obligations constitute the direct and primary and joint and several obligations of the Guarantor and that the covenants, agreements, and obligations of the Guarantor hereunder be absolute, unconditional, and irrevocable.

          10.  Termination.  Subject to Paragraphs 7 and 14 hereof, this
               -----------
Guaranty shall terminate upon, and only upon, the expiration of the Commitments and the payment and performance in full of all of the Guarantied Obligations and the Guarantor's other obligations hereunder (including, without limitation, its obligations under Paragraph 16(a) hereof), all in accordance with the provisions of the Credit Agreement, the Warehousing Notes, the Pledge and Security Agreement and the other Loan Documents, as the same may be amended, renewed, or replaced from time to time. When this condition has been met, the Agent will furnish the Guarantor written cancellation of this Guaranty; provided, however, that the Guarantor acknowledges and agrees (i) that its contingent liability under this Guaranty shall continue for a period of 395 days after the last day on which the Agent or any Bank received a payment under the Credit Agreement, the Warehousing Notes, the Pledge and Security Agreement or the other Loan Documents in respect of antecedent debt; and (ii) that if any case in respect of the Company under the United States Bankruptcy Code (or any successor statute) is commenced prior to the end of such 395-day period, then the termination of such Guarantor's contingent liability hereunder shall be automatically extended until the earlier of (A) the date on which an order determining that the Banks and the Agent have no liability under 11 U.S.C. (S) 550 becomes final and nonappealable or (B) the date on which such case is closed or dismissed and either all appeals of any order affecting the same have been exhausted or the time in which to perfect such an appeal has expired with no appeal having been perfected. The Banks and the Agent shall be entitled to retain an original counterpart or counterparts of this Guaranty manually signed by the Guarantor.

          11.  Acceleration.  In the event of (a) any default by the Company or
               ------------
the Guarantor in the payment of any principal of or interest on the Warehousing Notes for which notice thereof is given by the Banks or the Agent to the Guarantor and which default shall not have been cured within 5 days after delivery of such notice to the Guarantor, or (b) any other default by the Guarantor under this Guaranty, the Guarantor shall be obligated hereunder without further act and without further notice or demand or any other action by the Banks or the Agent, to pay and perform the Guarantied Obligations, as the same may be accelerated by the Agent. Nothing in this Paragraph 11 shall affect the liability of the Company under the Warehousing Notes or the other Loan Documents, as the same be amended, restated, renewed, or replaced or the Banks' or the Agent's rights and remedies thereunder.

          12.  Remedies.  All remedies afforded to the Banks and the Agent by
               --------
reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by the Banks or the Agent, shall be deemed to be in exclusion of any of the other remedies available to the Banks and the Agent and shall in no way limit or prejudice any other legal or equitable remedy that the Banks and the Agent may have hereunder and with respect to the Guarantied Obligations. The Guarantor agrees that included within the equitable remedies available to the Banks and the Agent hereunder is the right of the Banks and the Agent to elect to have any and all of the obligations and agreements of the Guarantor hereunder specifically performed.

          13.  Judicial Actions.  The Guarantor hereby waives any and all right
               ----------------
to cause a marshalling of the assets of the Company or any other action by any court or other governmental body with respect thereto or to cause the Banks or the Agent to proceed against any security for the Guarantied Obligations or any other recourse that the Banks or the Agent may have with respect thereto, and the Guarantor further waives any and all requirements that the Banks or the Agent institute any action or proceeding at law or in equity against the Company or anyone else, or with respect to the Warehousing Notes, or any collateral security therefor, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty. The Guarantor further waives any requirement that the Banks and the Agent seek performance by the Company or any other person of any obligation under the Warehousing Notes or any collateral security therefor as a condition precedent to making a demand on, or bringing any action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty. The Guarantor further acknowledges that time is of the essence with respect to his obligations under this Guaranty. Any remedy or right hereby granted that shall be found to be unenforceable as to any person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

          14.  Bankruptcy of the Company.  The Guarantor expressly agrees that
               -------------------------
its liabilities and obligations under this Guaranty shall not in any way be affected by the institution by or against the Company or any other person or entity of any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Guarantied Obligations pursuant to any such bankruptcy or similar law or other law shall not discharge or otherwise affect in any way the obligations of the Guarantor under this Guaranty, and that upon the institution of any of the above actions, such obligations shall be enforceable against the Guarantor.

          15.  Representations, Warranties and Covenants.
               -----------------------------------------

          (a) Any representations and warranties made by the Company in Section 3 of the Credit Agreement with respect to the Guarantor, its Subsidiaries or its property are incorporated herein in their entirety and the Guarantor makes each such representation as though set forth herein in its entirety. The Guarantor hereby agrees that, without any further act on its part, each time the Company makes or is deemed to make the representations in Section 3 of the Credit Agreement and incorporated herein by reference, the Guarantor shall be deemed also to make such representations.

          (b) Without limiting the generality of the performance guaranties of this Guaranty, the Guarantor covenants that it will cause the Company to comply with each covenant set forth in Section 4 of the Credit Agreement with respect to the Guarantor, its Subsidiaries or its property. With respect to each such covenant requiring the Guarantor to act or refrain from acting, or to cause its Subsidiaries to act or refrain from acting, the Guarantor hereby covenants that it will so act, refrain from acting or cause its Subsidiaries to act or refrain from acting.

          16.  General.
               -------

          (a) The Guarantor agrees to reimburse the Banks and the Agent, upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by any Bank or the Agent arising out of or in connection with the enforcement against the Guarantor of the Guarantied Obligations or arising out of or in connection with any failure of the Guarantor to fully and timely perform its obligations hereunder.

          (b) No delay on the part of the Banks or the Agent in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

          (c) No invalidity, irregularity, or unenforceability of all or any part of the Guarantied Obligations or of any security therefor or other recourse with respect thereto shall affect, impair, or be a defense to this Guaranty, and this Guaranty is a primary obligation of the Guarantor.

          (d) Any notice, demand, or consent authorized by this Guaranty to be given to the Guarantor shall be deemed to be given four days after being deposited in the U.S. mail, postage prepaid to the Guarantor, addressed to the Guarantor at the address shown under its signature on the signature page hereof, or at such other address as the Guarantor may, by written notice received by the Banks and the Agent, designate as its address for purposes of notice hereunder, or upon actual delivery to the Guarantor at such address. Any notice or request authorized by this Guaranty to be given to the Banks and the Agent by the Guarantor hereunder shall be deemed to be given four days after being deposited in the U.S. mail, postage prepaid, or upon delivery to, the Banks and the Agent, at their respective addresses set forth in the Credit Agreement or at such other address as any Bank or the Agent may, by written notice received by the Guarantor, designate as its address for purposes of notice hereunder.

          (e) This Guaranty is made under and shall be governed by the law of the State of Minnesota, without giving effect to conflict of laws principles thereof.

          (f) Paragraph headings herein are for convenience only and shall not be deemed part of this Guaranty. This Guaranty may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

          (g) This Guaranty shall be binding upon the Guarantor, its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns.



             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

    IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.


                            NEW CENTURY FINANCIAL CORPORATION


                            By _____________________________________
                               Its _________________________________

                            Address for Notices:
                            -------------------

                            18400 Von Karman
                            Suite 1000
                            Irvine, CA  92612
                            Attention:  Brad A. Morrice
                            Telephone Number:   (714) 440-7030
                            Telecopier Number:  (714) 440-7033



           [Signature Page to Second Amended and Restated Guaranty]

                                                                    EXHIBIT D TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                         PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT ("Agreement"), dated as of July 31, 1997, is by and between NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association ("First Bank"), as collateral agent (in such capacity, together with any successor agent under the Credit Agreement referred to below, which shall also be a successor collateral agent hereunder, the "Agent") for the Lenders (as defined below) and FBS Business Finance Corporation (the "Lessor") as lessor under any present or future leases of equipment by the Lessor, as lessor, to the Company or New Century Financial Corporation ("NCFC"), as lessee, or as lender under any present or future loan by the Lessor, as lender, to the Company or NCFC, as borrower, secured by equipment.

                                   RECITALS:

     A. The Company, the banks party thereto (the "Lenders") and the Agent have entered into a Second Amended and Restated Credit Agreement dated as of July 31, 1997 (as the same may be amended or modified from time to time, the "Credit Agreement").

     B. The Company and First Bank are parties to a Pledge and Security Agreement dated as of October 25, 1996 (the "Existing Pledge Agreement"), which secures the obligations of the Company to First Bank under the Existing Credit Agreement (as defined in the Credit Agreement).

     C. The Lessor has, and may from time to time hereafter, lease equipment to the Company or NCFC, or make loans to the Company or NCFC secured by equipment.

     D. It is a condition precedent to the effectiveness of the Credit Agreement and the Lenders' obligations to extend credit accommodations thereunder, and to the willingness of the Lessor to enter into equipment leases with the Company or NCFC, that the Existing Pledge Agreement be amended and restated pursuant to this Agreement, which condition precedent the Lenders have not waived and will not waive.

     E. The Company finds it advantageous, desirable and in the Company's best interest to comply with the requirement that the Existing Pledge Agreement be amended and restated pursuant to this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and in order to induce the Agent and the Lenders to become parties to, and to extend credit under, the Credit Agreement, the parties hereto agree as follows:

     Section 1.  DEFINITIONS
                 -----------

          Each capitalized term used herein which is not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, including ExhibitE thereto. In addition, the following terms shall have the following respective meanings:

          "Agreement to Pledge":  an agreement to pledge substantially in the
           -------------------
     form of Attachment 1 hereto.

          "Bailee Letter":  a letter substantially in the form of Attachment 2
           -------------
     hereto.

          "Closing Agent":  with respect to any Mortgage Loan, the title company
           -------------
     or other Person performing the functions of a title company in connection with the closing of such Mortgage Loan.

          "Collateral":  as defined in Section 2 hereof.
           ----------

          "Collateral Identification Letter":  a letter substantially in the
           --------------------------------
     form of Attachment 3 hereto.

          "Collections":  as defined in Section 2(h) hereof.
           -----------

          "FIRREA Qualifying Appraisal":  with respect to any Pledged Mortgage
           ---------------------------
     Loan, an appraisal of the real estate securing such Pledged Mortgage Loan which meets the requirements of the applicable appraisal regulations under Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, including, without limitation, the appraisal regulations applicable to mortgage warehousing loans (but if said regulations do not require an appraisal with respect to a Pledged Mortgage Loan, then no appraisal shall be required with respect thereto hereunder).

          "Lease Agreement":  each and any agreement for the lease of equipment
           ---------------
     or for the making of a loan secured by equipment now existing or at anytime entered into between the Lessor, as lessor or lender, and the Company or NCFC, as lessee or borrower.

          "Lease Obligations":  all of the obligations now or hereafter arising
           -----------------
     owed by the Company or NCFC to Lessor in connection with any lease of equipment or loan secured by equipment.

          "Loan Detail Listing":  a loan detail listing substantially in the
           -------------------
     form of Attachment 4 hereto, which data may be electronically transmitted.

          "Obligor":  a person or other entity who now or hereafter is or
           -------
     becomes liable to the Company with respect to any of the Collateral.

          "Pledged Mortgage Loans":  Mortgage Loans deemed to have been
           ----------------------
     delivered to the Agent as provided in Section 4.01 hereof and Mortgage Loans delivered to the Agent as provided in Section 4.02 hereof.

          "Related Mortgage-backed Security":  a Mortgage-backed Security,
           --------------------------------
     whether certificated or uncertificated, that represents an interest in, or is secured by, any Mortgage Loans that were Pledged Mortgage Loans at the time of formation of the related pool, unless the Lender's security interest in such Pledged Mortgage Loan is released as provided herein prior to or simultaneously with the issuance of such Mortgage-backed Security.

          "Transmittal Letter":  a transmittal letter substantially in the form
           ------------------
     of Attachment 5 hereto.

          "Trust Receipt":  a trust receipt substantially in the form of
           -------------
     Attachment 6 hereto.

          "Wet Funding Clearing Account":  such accounts of the Company with the
           ----------------------------
     Agent as may be designated from time to time by the Agent, which shall be under the sole dominion and control of the Agent.

     Section 2.  PLEDGE
                 ------

          As collateral security for the due and punctual payment and performance of all of the Obligations and Lease Obligations, the Company does hereby pledge, hypothecate, assign, transfer and convey to the Agent, for the benefit of the Lenders and the Lessor, and grants to the Agent, for the benefit of the Lenders and the Lessor, a security interest in and to, the following described property (the "Collateral"):

          (a) all right, title and interest of the Company in and to the Pledged Mortgage Loans and Related Mortgage-backed Securities and all promissory notes, participation agreements, participation certificates, or other instruments or agreements which evidence the Pledged Mortgage Loans and Related Mortgage-backed Securities;

          (b) all right, title and interest of the Company in and to all Mortgage Notes, Mortgages and other notes, real estate mortgages, deeds of trust, security agreements, chattel mortgages, assignments of rent and other security instruments whether now or hereafter owned, acquired or held by the Company which evidence or secure (or constitute collateral for any note, instrument or agreement evidencing or securing) any of the Pledged Mortgage Loans;

          (c) all right, title and interest of the Company in and to all financing statements perfecting any security interest securing any Pledged Mortgage Loan or property securing any Pledged Mortgage Loan;

          (d) all right, title and interest of the Company in and to all guaranties, mortgage insurance policies and other instruments by which the persons or entities executing the same guarantee or insure, among other things, the payment or performance of the Pledged Mortgage Loans;

          (e) all right, title and interest of the Company in and to all title insurance policies, title insurance binders, commitments or reports insuring or relating to any Pledged Mortgage Loan or property securing any Pledged Mortgage Loan;

          (f) all right, title and interest of the Company in and to all surveys, bonds, hazard and liability insurance policies, participation agreements and any other agreement, instrument or document pertaining to, affecting, obtained by the Company in connection with, or arising out of, the Pledged Mortgage Loans;

          (g) all right, title and interest of the Company in and to all Take-Out Commitments and other agreements to purchase any Pledged Mortgage Loans or Related Mortgage-backed Securities;

          (h) all right, title and interest of the Company in and to all collections on, and proceeds of or from, any and all of the foregoing (hereinafter collectively called "Collections");

          (i) all right, title and interest of the Company in and to any other asset of the Company which has been or hereafter at any time is delivered to the Agent or any Lender for the purpose of being pledged hereunder;

          (j) all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and data of the Company relating to the Pledged Mortgage Loans and Related Mortgage-backed Securities (including all information, data, programs, tapes, discs and cards necessary to administer and service the Pledged Mortgage Loans and Related Mortgage-backed Securities);

          (k) all balances, credits and deposits of the Company contained in the Collateral Account and in the Wet Funding Clearing Account; and

          (l) any and all balances, credits, deposits, accounts or moneys of, or in the name of, the Company representing or evidencing the foregoing or any proceeds thereof, and any and all proceeds of any of the foregoing.

     Section 3.  REPORTS CONCERNING EXISTING COLLATERAL AND HEREAFTER ACQUIRED
                 -------------------------------------------------------------
COLLATERAL
----------

          From time to time hereafter as reasonably requested by the Agent, the Company will promptly give a written report to the Agent describing and listing each document, instrument or other paper which evidences, secures, guarantees, insures or pertains to any item of the Collateral whether now or hereafter owned, acquired or held by the Company. Such written report shall contain sufficient information to enable the Agent to identify each such document, instrument or other paper. The Company (a) upon the request of the Agent, shall promptly provide additional information concerning, or a more complete description of, each such document, instrument or other paper and (b) at the request of the Agent, shall promptly deliver the same to the Agent.

     Section 4.  DELIVERY OF COLLATERAL DOCUMENTS
                 --------------------------------

          4.01  Delivery of Mortgage Loans.  A Mortgage Loan shall be deemed to
                --------------------------
have been delivered and pledged to the Agent under this Pledge and Security Agreement when:

          (a) the Agent has received, with respect to such Mortgage Loan, (i) an Agreement to Pledge, duly completed and executed by the Company, (ii) a Collateral Identification Letter duly completed and executed by the Company and (iii) a Loan Detail Listing, duly completed; and

          (b)  either

                    (i) a wire transfer of funds from the Wet Funding Clearing Account has been initiated for the purpose of funding the origination or purchase of such Mortgage Loan;

                    (ii) a draft drawn upon the Agent for the purpose of funding the origination or purchase of such Mortgage Loan has been received by the Agent and has cleared the Agent's payment process; or

                    (iii) a draft drawn upon the Agent for the purpose of funding the origination or purchase of such Mortgage Loan has been accepted by the Agent, or the Agent has otherwise assured payment thereof.

The documents referred to in clause (a) of the preceding sentence shall be transmitted to the Agent by telecopier or electronic data transmission not later than (i) 12:30 P.M. (Minneapolis time) in the case of documents delivered pursuant to clauses (b)(ii) and (b)(iii) herein and (ii) 3:30 P.M. (Minneapolis time) in the case of documents delievered pursuant to clause (b)(i) herein on the applicable Warehousing Borrowing Date selected for funding such Mortgage Loan, and the originally executed copies of such documents shall be delivered to the Agent by courier on the following Business Day.

          4.02  Delivery of Pledged Mortgage Loan Documentation.  The Company
                -----------------------------------------------
shall deliver to the Agent, with respect to each Pledged Mortgage Loan, the following described instruments and documents within seven Business Days after the Warehousing Borrowing Date on which the applicable Warehousing Loan was made for the purpose of funding such Mortgage Loan:

          (a) the original Mortgage Note evidencing such Pledged Mortgage Loan, duly endorsed in blank as follows:

                    "Pay to the order of,
                    __________________________________,
                    without recourse

                    NEW CENTURY MORTGAGE CORPORATION
                    By __________________________________
                    Title _______________________________"

          (b) a copy of the Mortgage securing such Pledged Mortgage Loan, certified by the Closing Agent to be a true and exact copy of the original Mortgage as submitted for recording;

          (c) a duly executed appropriate assignment of said Mortgage in blank and in recordable form;

          (d) if there are any intermediate assignments of said Mortgage, two copies of each such assignment, certified by the Closing Agent or the Company to be a true and exact copy of the original thereof as submitted for recording;

          (e) if any of the foregoing documents was executed on behalf of a party thereto by another Person under a power of attorney, a copy of the original executed copy of such power of attorney, certified by the Closing Agent to be a true and exact copy of the original thereof;

          (f) if requested by the Agent, a copy of the Company's closing instructions to the Closing Agent for such Pledged Mortgage Loan, containing the language set forth on Exhibit G to the Credit Agreement, and a Transmittal Letter listing all documents being delivered to the Agent;

          (g) if requested by the Agent, a copy of the Closing Agent's Settlement Statement for such Mortgage Loan; and

          (h) if requested by the Agent, a completed Company Worksheet Concerning Applicability of Section 32 of Regulation Z (12 CFR Section 226.32) and, if Section 32 applies, copies of the disclosure and other related documentation delivered to the mortgagor, or executed by the mortgagor, evidencing compliance with Section 32.

          4.03  Delivery of Additional Mortgage Loan Documents Upon Request.
                -----------------------------------------------------------
Within five Business Days after receiving a written request from the Agent to deliver the same with respect to any Pledged Mortgage Loan, the Company shall deliver to the Agent the following:

          (a) All original guaranties, assignments of rents and other instruments and documents relating to security for and payment of such Pledged Mortgage Loan, together with duly executed assignments thereof;

          (b) A mortgagee's title insurance policy (or commitment therefor) in the form of an American Land Title Association standard policy (revised coverage, most recent form) from a substantial and reputable title insurance company acceptable to the Agent in favor of the Company insuring the lien of the Mortgage securing such Pledged Mortgage Loan (subject only to such liens and encumbrances as are generally acceptable to reputable lending institutions, mortgage investors and securities dealers) or, if such a mortgagee's title policy (or commitment therefor) is generally not available in the state in which the real property subject to such Mortgage is located, an opinion of an attorney reasonably acceptable to the Agent to the effect that the Mortgage securing such Pledged Mortgage Loan is a valid first lien free and clear of all other liens, encumbrances and restrictions except such as are generally acceptable to reputable lending institutions, mortgage investors and securities dealers;

          (c) Evidence satisfactory to the Agent that the premises covered by the Mortgage securing such Pledged Mortgage Loan is insured against fire and perils of extended coverage for an amount at least equal to the lesser of (i) 80% of the outstanding principal balance of such Pledged Mortgage Loan or (ii) the full replacement cost of such premises;

          (d) With respect to each Pledged Mortgage Loan and each Related Mortgage-backed Security, copies of the applicable Take-Out Commitment and all documents and instruments called for thereunder, together with a certificate signed by an officer of the Company that, as of the date of delivery thereof, such Pledged Mortgage Loan and all documentation therefor satisfies all requirements and conditions of the applicable Take-Out Commitment;

          (e) Originals, or photocopies, as the Agent may request, of surveys (or plat maps, if surveys are not available) and all other instruments, documents and other papers pertaining to each such Pledged Mortgage Loan which are in the possession or control of the Company or which the Company has the right to possess or control;

          (f) The original of each Mortgage referred to Section 4.02(b) hereof, together with satisfactory evidence of its recordation, or, if the original recorded Mortgage has not been returned to the Company by the applicable recording officer, a copy of the original recorded Mortgage certified as a true and exact copy thereof by the applicable recording officer;

          (g) Evidence satisfactory to the Agent that the Company has obtained and maintains in its files, as agent for the Agent, a FIRREA Qualifying Appraisal with respect to such Pledged Mortgage Loan, which evidence may include, but is not limited to, a copy of such FIRREA Qualifying Appraisal certified by the Company to be a true and exact copy of the original thereof as maintained in the Company's files; and

          (h) copies of all truth-in-lending disclosures showing compliance with Regulation Z of the Board of Governors of the Federal Reserve System and copies of all disclosures under the Real Estate Settlement Procedures Act of 1974, as amended.

          4.04  Form of Assignments.  All assignments executed and delivered by
                -------------------
the Company pursuant to this Section 4 shall be in form satisfactory for recording in the real estate records of the applicable jurisdiction and in form and substance acceptable to and approved by the Agent.

          4.05  Effect of Transmittal Letters.  Any Transmittal Letter delivered
                -----------------------------
to the Agent hereunder, together with the documents accompanying such Transmittal Letter, shall conclusively be presumed to have been delivered to the Agent on behalf of the Company notwithstanding that such Transmittal Letter shall not have been signed or submitted by a person who has been authorized in writing to do so by the Company through its Board of Directors or otherwise.

          4.06  Endorsement and Delivery of Checks, Etc.  The Company will from
                ---------------------------------------
time to time whenever an Event of Default exists, upon the request of the Agent, endorse and deliver to the Agent any draft, check, note or other writing which evidences a right to the payment of money which constitutes Collateral.

          4.07  Defects in Collateral Documentation; Loss of Collateral Value.
                -------------------------------------------------------------
A Pledged Mortgage Loan which has been delivered to the Agent under this Pledge and Security Agreement in accordance with Section 4.01 hereof shall be and remain Collateral which is subject to the lien and security interest granted to the Agent under Section 2 hereof until such Pledged Mortgage Loan is sold to an Investor in accordance with Sections 10.02 and 10.03 hereof (in which case the proceeds thereof, including, without limitation, any Related Mortgage-backed Security, shall constitute Collateral) or released pursuant to Section 10.04 hereof or until this Pledge and Security Agreement terminates in accordance with
Section 19 hereof, notwithstanding (a) any defect in any document delivered to the Agent pursuant to Section 4.01, 4.02, or 4.03 hereof, (b) the failure of such Pledged Mortgage Loan to have or continue to have Warehousing Collateral Value, (c) the failure of the Company to make timely delivery of any document required to be delivered to the Agent under Section 4.02 hereof, (d) the failure of the Company to make timely delivery of any document required to be delivered to the Agent under Section 4.03 hereof, or (e) any other fact, circumstance, condition or event whatsoever. For purposes of the preceding sentence, the funding of the origination or purchase of a Pledged Mortgage Loan from the proceeds of a Warehousing Loan and/or the assignment of Warehousing Collateral Value to such Pledged Mortgage Loan by the Agent shall be deemed to be conclusive evidence of the delivery of such Pledged Mortgage Loan under Section
4.01 hereof, notwithstanding any subsequent determination by the Agent that the documentation delivered for such Pledged Mortgage Loan was incomplete or defective in any respect or that such Pledged Mortgage Loan should not have been assigned Warehousing Collateral Value.

     Section 5.  REPRESENTATIONS AND WARRANTIES
                 ------------------------------

          The Company hereby represents and warrants that: (a) all of the representations and warranties set forth in the Credit Agreement are true and correct; (b) the Company is or will be the legal and equitable owner of the Collateral and its interests therein are or will be free and clear of all liens, security interests, charges and encumbrances of every kind and nature (other than as created hereunder or under Take-Out Commitments or under assignments to purchasers under such Take-Out Commitments); (c) no financing statement or other evidence of lien covering any of the Collateral is or will be on file in any public office other than financing statements filed with respect to the Company as debtor and the Agent as secured party; (d) the Company has good right, power and lawful authority to pledge, assign and deliver the Collateral in the manner hereby done or contemplated; (e) no consent or approval of any governmental body, regulatory authority, person, trust, or entity is or will be (i) necessary to the validity or enforceability of the rights created hereunder or (ii) required prior to the assignment, transfer and delivery of any of the Collateral to the Agent; (f) to the Company's knowledge, no material dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral; (g) this Pledge and Security Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company and the Collateral in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency or other similar laws affecting creditors' rights generally); (h) in making and closing each Pledged Mortgage Loan, the Company has or will have fully complied in all material respects with, and all collateral documents delivered with respect to such Pledged Mortgage Loan comply or will comply in all material respects with, all applicable federal, state and local laws, regulations and rules, including, but not limited to, (i) usury laws, (ii) the Real Estate Settlement Procedures Act of 1974, (iii) the Equal Credit Opportunity Act, (iv) the Federal Truth in Lending Act, (v) Regulation Z of the Board of Governors of the Federal Reserve System (including, without limitation,
Section 32 thereof, to the extent applicable) and (vi) all other consumer protection and truth-in-lending laws which may apply, and in each case with the regulations promulgated in connection therewith, as the same may be amended from time to time; and the Company shall maintain sufficient documentary evidence in its files with respect to such Pledged Mortgage Loans to substantiate such compliance; (i) the Company has obtained or will obtain prior to the delivery of any Mortgage Loan to the Agent in accordance with Section 4.01 hereof, and will maintain in its files as agent for the Agent, a FIRREA Qualifying Appraisal with respect to such Mortgage Loan; (j) immediately upon (i) the execution and delivery of the Credit Agreement, the Warehousing Note and the other Loan Documents, (ii)the acquisition by the Company of rights in a Mortgage Loan funded by a Warehousing Loan, and (iii) the execution and delivery to the Agent of an Agreement to Pledge and related Collateral Identification Letter and Loan Detail Listing in connection with such Mortgage Loan, the Agent, for the benefit of the Lenders and the Lessor, will have a valid and perfected first priority security interest in such Mortgage Loan and in the related Mortgage Note and Mortgage evidencing and securing such Mortgage Loan (without the Agent taking possession of said Mortgage Note) for a period of 21 days from the date such Warehousing Loan is made for the purpose of funding such Mortgage Loan; (k) upon the delivery of the Mortgage Note evidencing a Pledged Mortgage Loan to the Agent as contemplated by Section 4.02 hereof, the Agent, for the benefit of the Lenders and the Lessor, shall have a valid and perfected first priority security interest in such Pledged Mortgage Loan, without regard to the 21-day temporary perfection period referred to in clause (j) of this sentence;
(l) immediately upon (i) the execution and delivery of the Credit Agreement, the Warehousing Note and the other Loan Documents, (ii) the acquisition by the Company of rights in such Collateral and (iii) the filing with the Secretary of State of California of a financing statement showing the Company as debtor and the Agent as secured party and describing the Collateral, the Agent, for the benefit of the Lenders and the Lessor, shall have a valid and perfected first priority security interest in the Collateral which is other than as described in clauses (j) and (k) of this Section 5, to the extent that a security interest in such other Collateral can be perfected by filing a financing statement; (m) each Pledged Mortgage Loan has been fully advanced and is a first lien on the premises described therein; (n) each Pledged Mortgage Loan complies with all requirements of this Agreement and the Credit Agreement applicable thereto; (o) except as described in the reports provided by the Company to the Agent and the Lenders pursuant to Section 4.01 of the Credit Agreement, or as otherwise disclosed to the Agent, there is no monetary default existing under any Pledged Mortgage Loan that remains in effect on the date the Compliance/Borrowing Base Certificate for the month in which such default occurred is required to be delivered to the Agent and the Lenders pursuant to Section 4.01(c)(ii) of the Credit Agreement and, to the knowledge of the Company, there is no other default existing under any Pledged Mortgage Loan; and (p) all Pledged Mortgage Loans secured by properties located in special flood hazard areas designated by the Secretary of Housing and Urban Development are and shall continue to be covered by flood insurance under the National Flood Insurance Program.

     Section 6.  POSSESSION OF COLLATERAL; STANDARD OF CARE
                 ------------------------------------------

          The Agent shall exercise reasonable care in the custody and preservation of the Collateral, shall keep the documents delivered to it in connection with Pledged Mortgage Loans at a facility protected against fire and shall keep the Collateral separate from similar collateral furnished by third parties. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Company requests in writing, but failure of the Agent to comply with any such request shall not itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to such

Collateral not so requested by the Company shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. The Agent shall also be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property of like kind.

     Section 6A.  AGENT'S DUTIES
                  --------------

          The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral, for the benefit of the Lenders and the Lessor, and shall not impose any duty upon it to exercise any such powers. The Agent shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Agent accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, the Agent shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral.

          Section 7.  COLLECTIONS ON COLLATERAL BY THE COMPANY; ACCOUNTING
                      ----------------------------------------------------

          Until the Agent gives notice to the Company pursuant to the penultimate sentence of this Section 7 or exercises its rights under Sections 8 or 13, the Company shall be entitled to receive all Collections and use the same in the normal course of business. Upon notice from the Agent to the Company given after the occurrence and during the continuation of an Event of Default or an Unmatured Event of Default, the Company shall furnish to the Agent not later than the tenth Business Day after the end of each month a report on all Collections received during the preceding month and provide the same accounting therefor as the Company customarily furnishes the permanent investors therein, including with respect to Collections on each Pledged Mortgage Loan: (a) the name of the Obligor(s), (b) the Company's loan number for such Pledged Mortgage Loan, (c) the current principal balance of such Pledged Mortgage Loan, (d) the current escrow balance with respect to such Pledged Mortgage Loan, (e) the number and amount of past due payments on such Pledged Mortgage Loan and (f) the amount of the collections received during such month with respect to such Pledged Mortgage Loan, itemized to show (i) principal portion, (ii) interest portion and (iii) portion thereof representing amounts paid in escrow for real estate taxes and insurance.

          Upon notice from the Agent to the Company given after the occurrence and during the continuation of an Event of Default or of an Unmatured Event of Default, the Company shall hold all collections representing principal payments and prepayments and escrows for real estate taxes and insurance in trust for the Lenders and the Lessor and shall promptly remit the same to the Agent. All amounts representing the principal payments and prepayments delivered to the Agent pursuant to the preceding sentence shall be deposited in the Collateral Account and all amounts representing real estate taxes and insurance escrows delivered to the Agent pursuant to the preceding sentence shall be deposited in an escrow account with any bank satisfactory to the Company and the Agent, to be held as Collateral for, or applied to, the Obligations and the Lease Obligations.

          Section 8.  COLLECTIONS ON COLLATERAL BY THE AGENT
                      --------------------------------------

          Upon the occurrence and during the continuation of an Event of Default or an Unmatured Event of Default, the Agent may at any time and from time to time, notify and direct any or all Obligors with respect to any of the Collateral thereafter to make all payments on such Collateral directly to the Agent, regardless of whether the Company was previously making collections thereon. The Agent shall promptly account to the Company for all such payments received by the Agent. Each Obligor making such payment to the Agent shall be fully protected in relying on the written statement of the Agent that the Agent then holds the security interests herein granted and assigned, which entitle the Agent to receive such payment, and the receipt of the Agent for such payment shall be full acquittance therefor to the Obligor making such payment.

          Section 9.  DEFAULTED LOANS; COLLECTION AND FORECLOSURE PROCEEDINGS
                      -------------------------------------------------------

          If the Company wishes to institute collection or foreclosure proceedings with respect to a Pledged Mortgage Loan, it shall substitute other Collateral so that it is entitled pursuant to the terms of the Credit Agreement to a release of such Pledged Mortgage Loan. If the Company does not own sufficient other Collateral to obtain a release of such Pledged Mortgage Loan, then so long as an Event of Default or an Unmatured Event of Default has not occurred and is continuing, the Agent, upon written request of the Company, will deliver, upon such terms and conditions as the Agent in its sole discretion may establish, to an attorney at law, as the agent of the Agent, to the extent necessary for the purpose of enabling said attorney to institute, in the name of the Company or the Agent, or in their names or in the names of their nominees, as the Agent may determine, collection and/or foreclosure proceedings on any Pledged Mortgage Loan in default the following: (a) the promissory note or other instrument evidencing such Pledged Mortgage Loan in default and (b) the mortgage or deed of trust, if any, that secures such promissory note, or other Collateral needed by said attorney in connection with such collection and/or foreclosure proceedings in such manner and in such form as the Agent deems necessary or desirable to preserve its security interests in such Collateral, provided such Collateral and all proceeds of any such collection and/or foreclosure efforts shall remain subject to this Agreement and the security interests granted herein and all such proceeds shall be delivered to the Agent as and when and in the form received to the extent required by the terms of the Credit Agreement. The Company hereby covenants and agrees that, without first obtaining the prior written consent of the Agent, it will not request or accept any discount on, or any conveyance, endorsement, transfer or assignment of any right, title or interest in and to any of the real, personal or mixed properties sold, pledged, mortgaged, hypothecated, assigned, transferred, set over or conveyed to the Agent as security for, any of the promissory notes or other instruments or agreements which evidence Pledged Mortgage Loans in lieu of foreclosure proceedings if, after giving effect to any such proposed transaction, the Warehousing Borrowing Base would be less than the aggregate unpaid principal amount of the outstanding Warehousing Loans. At such time as such delivery of the Collateral is no longer required in connection with said collection and/or foreclosure efforts, to the extent such Collateral has not been released pursuant to this Agreement, the same shall be reassigned and redelivered to the Agent.

          Section 10.  SALES AND RELEASES OF COLLATERAL
                       --------------------------------

              10.01  Redelivery of Collateral for Correction.  If no Event of
                     ---------------------------------------
Default or Unmatured Event of Default exists, the Agent may redeliver to the Company, for correction, any instrument or document which constitutes or relates to any of the Collateral; provided, that any such redelivery shall be made against a Trust Receipt duly completed and executed by the Company requiring, within 21 days after the redelivery thereof to the Company, the return to the Agent of each such instrument and document. The Company shall deliver to the Agent each such instrument and document as soon as it has completed the correction thereof and, in any event, within 21 days after its receipt thereof.

              10.02  Delivery for Sale of Pledged Mortgage Loans.  If no Event
                     -------------------------------------------
of Default or Unmatured Event of Default exists, the Company may direct the Agent to, and the Agent will, transmit on behalf of the Company Pledged Mortgage Loans, accompanied by a duly completed and executed Bailee Letter, to an Investor who has issued a Take-Out Commitment or a custodian for such Investor that is acceptable to the Agent. All sale proceeds transferred to the Agent pursuant to such Bailee Letter and all Mortgage Notes and other documents returned to the Agent pursuant such Bailee Letter shall remain a part of the Collateral unless and until released pursuant to Section 10.04 of this Pledge and Security Agreement. If required by the applicable Take-Out Commitment, Pledged Mortgage Loans may be duly assigned of record to the issuer of such Take-Out Commitment subject to reassignment if not purchased and with beneficial title to any such assigned Pledged Mortgage Loans being subject to the above-stated escrow condition. All Pledged Mortgage Loans which are so transmitted or otherwise delivered but not paid for shall constitute Collateral and shall, subject to the limits contained herein, be included in determining the Warehousing Borrowing Base. The proceeds received by the Agent from the sale of any Pledged Mortgage Loans pursuant to this Section 10.02 shall be deposited by the Agent in the Collateral Account and shall be promptly applied to the payment of principal of the Warehousing Note; provided, however, that if an Event of Default has occurred and is continuing, such proceeds shall be applied in accordance with Section 17 hereof.

          10.03  Formation of Pools.  The Agent may, from time to time in its
                 ------------------
sole discretion, at the request of the Company, transmit Pledged Mortgage Loans to a custodian that is acceptable to the Agent in connection with the issuance of Mortgage-backed Securities and the formation of pools of Mortgage Loans, subject, however, to the provisions of Sections 6 and 20 hereof. The Agent and its designated agent shall be entitled to rely on the written instructions of the Company in this regard and shall have no obligation to act in the absence of such written instructions.

          10.04  Release of Particular Collateral.
                 --------------------------------

          (a) If no Event of Default or Unmatured Event of Default has occurred which is continuing, the Agent shall, at the written request of the Company, release its security interest in any item of Collateral specified by the Company in such written request, provided that, after giving effect to such requested release, the Warehousing Borrowing Base (including therein the Warehousing Collateral Value of any Collateral given in substitution for the Collateral to be released) shall not be less than the aggregate principal amount outstanding under the Warehousing Note. If the Company requests and is entitled to a release of a Pledged Mortgage Loan pursuant to the preceding sentence, the Agent shall promptly redeliver to the Company or its designee (i) the Mortgage Note evidencing such Pledged Mortgage Loan endorsed without recourse upon, or representation or warranty by, the Agent and (ii) a reassignment, without recourse upon, or representation or warranty by, the Agent, of any part of the Collateral that secures such Mortgage Note.

          (b) Whether or not the Company, by terms of this Section 10.04, is entitled to a release of the Agent's security interest in the Collateral, the Agent shall release such security interest in any Pledged Mortgage Loan to the extent necessary to permit the Company to execute any full or partial release of any mortgage, deed of trust, security agreement, financing statement or other security instrument or deed which the Company is contractually obligated to release upon payment thereof or of a minimum release price, provided the Company arranges to have such payment remitted directly by the Obligor or closing agent to the Agent for application upon the unpaid principal amount outstanding under the Warehousing Note, unless an Event of Default has occurred which is continuing, in which case such payment shall be applied as provided in Section 17 hereof.

          (c) Upon the Agent's receipt of the proceeds from the sale of a Pledged Mortgage Loan delivered to an Investor pursuant to Section 10.02 hereof or to a pool custodian pursuant to Section 10.03 hereof, the security interest of the Agent in such Pledged Mortgage Loan and in the Mortgage Note and other documents related thereto shall terminate without further action by the Agent.

          (d) Upon the Agent's receipt of the proceeds from the sale of a Related Mortgage-backed Security representing an interest in, or which is secured by, Pledged Mortgage Loans delivered pursuant to Section 10.03 hereof, the security interest of the Agent in such Related Mortgage-backed Security and in such Pledged Mortgage Loans shall terminate without further action by the Agent.

          Section 11.  FURTHER ASSURANCES
                       ------------------

          The Company, upon the request of the Agent, will promptly correct any patent defect, error or omission which may be discovered in the contents of this Agreement or in the execution hereof and will do such further acts and things, and execute, acknowledge, endorse and deliver such further instruments, agreements, schedules and certificates, including, but not limited to, notes, mortgages, deeds of trust, assignments, chattel mortgages, security agreements and financing statements covering the title to any real, personal or mixed property now owned or hereafter acquired by the Company and now or hereafter constituting Collateral, schedules and certificates respecting all or any of the Collateral at the time subject to the security interest hereunder, the items or amounts received by the Company in full or partial payment, or otherwise as proceeds of any of the Collateral and supplements to and amendments of this Agreement, that the Agent may at any time and from time to time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order to assure and confirm unto the Agent the rights, powers and remedies hereunder or to subject all of the real, personal or mixed properties now owned or hereafter acquired by the Company and now or hereafter constituting Collateral to, or to confirm or clearly establish that all of said properties are subject to and encumbered by, a lien to secure the due and punctual payment of the Obligations and any Lease Obligations. Any such instrument, agreement, schedule or certificate shall be executed by a duly authorized officer of the Company and shall be in such form and detail as the Agent may reasonably specify. Promptly upon the request of the Agent, the Company will mark, or permit the Agent to mark in a reasonable manner, the Company's books, records and accounts showing or dealing with the Collateral with a notation clearly setting forth that the Collateral has been assigned to the Agent, for the benefit of the Lenders and the Lessor, which notation shall be in form and substance satisfactory to the Agent.

          The Company will do all acts and things, and will execute and file or record all instruments (including mortgages, pledges, assignments, security agreements, financing statements, amendments to financing statements, continuation statements, etc.) required or reasonably requested by the Agent to establish, perfect, maintain and continue the perfection and priority of the security interest of the Agent, for the benefit of the Lenders and the Lessor, in the Collateral and will pay the costs and expenses of: all filings and recordings, including taxes thereon; all searches necessary or reasonably deemed necessary by the Agent to establish and determine the validity and the priority of such security interest of the Agent; and also to satisfy all other liens which in the reasonable opinion of the Agent prejudice, imperil or otherwise affect the Collateral or the existence or priority of such security interest. Acarbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement and may be filed in lieu of the original in any or all jurisdictions which accept such reproductions.

          Section 12.  COVENANTS OF THE COMPANY
                       ------------------------

          So long as this Agreement shall remain in effect, the Company will
(a) defend the right, title and interest of the Agent, for the benefit of the Lenders and the Lessor, in the Collateral against the claims and demands of all Persons; (b) not amend, modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Collateral in a manner which would materially adversely affect the interests of the Agent, for the benefit of the Lenders and the Lessor; (c) not sell, assign, transfer, or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber, or release, any of the Collateral or any interest therein except in a manner whereby the Agent alone would be entitled to receive the proceeds therefrom; (d) notify the Agent monthly of any default that continues beyond any applicable notice or grace period under any Pledged Mortgage Loan which has Warehousing Collateral Value; (e) maintain, or cause to be maintained, in its chief executive office or in the offices of a computer service bureau approved by the Agent, for the processing of Mortgage Notes and Mortgage-backed Securities, originals, or copies if the original has been delivered to the Agent, of its Mortgage Notes and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other records, information and data, relating to the Collateral, and give the Agent written notice of the place where such records, information and data will be maintained; and (f) maintain sufficient documentary evidence in its files with respect to each Pledged Mortgage Loan to substantiate compliance with all applicable federal, state and local laws, regulations and rules, including but not limited to those specified in Section 5(h) hereof.

          Section 13.  AGENT APPOINTED ATTORNEY-IN-FACT
                       --------------------------------

          The Company hereby appoints the Agent the Company's attorney-in-fact, with full power of substitution, to submit any Pledged Mortgage Loan or Mortgage-backed Security which constitutes Collateral and related documents to a purchaser under a Take-Out Commitment and for the purpose of carrying out the provisions of this Agreement and taking any action and executing in the name of the Company without recourse to the Agent any instrument, including, but not limited to, the instruments described in Section 2 hereof, which the Agent may deem necessary or advisable to accomplish the purpose hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right and power to receive, endorse and collect checks and other orders for the payment of money made payable to the Company representing any payment or reimbursement made under, or pursuant or with respect to, the Collateral or any part thereof and to give full discharge for the same. The Agent agrees that it shall not, without further instructions of the Company, exercise the foregoing power of attorney unless an Event of Default or Unmatured Event of Default has occurred and is continuing. Whether or not an Event of Default or an Unmatured Event of Default shall have occurred or be continuing, the Company hereby authorizes the Agent in its discretion at any time and from time to time to (i) complete or cause to be completed any assignment of real estate mortgage or deed of trust which heretofore was, or hereafter at any time may be, executed and delivered by the Company to the Agent so that such assignment describes a real estate mortgage or deed of trust which is security for any Pledged Mortgage Loan now or hereafter at any time constituting Collateral and (ii) complete or cause to be completed any other assignment or endorsement that was delivered in blank hereunder.

          Section 14.  EVENTS OF DEFAULT; REMEDIES
                       ---------------------------

          If one or more Events of Default shall occur and be continuing, then the Agent, in addition to any and all other rights and remedies which it may then have hereunder, under the Credit Agreement or any other Loan Document, or under any other instrument, or which the Agent or the Lenders or the Lessor may have at law, in equity or otherwise, may, at its option, (a) in the name of the Company, or otherwise, demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral; (b) take any action which the Agent may deem necessary or desirable in order to realize on the Collateral, including, without limitation, the power to perform any contract, endorse in the name of the Company without recourse to the Company any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral; (c) enter upon the premises where any of the Collateral not in the possession of the Agent is located and take possession thereof and remove the same, with or without judicial process; (d) reduce the claim of the Agent and the Lenders and the Lessor to judgment or foreclosure or otherwise enforce the security interests herein granted and assigned, in whole or in part, by any available judicial procedure; (e) after notification, if any, provided for herein (the Company agrees that, to the extent notice of sale shall be required at law, at least ten days' prior notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification), sell, lease, or otherwise dispose of, at the office of the Agent, on the premises of the Company, or elsewhere, all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts at any exchange, broker's board, or at any of the Agent's offices or elsewhere, for cash, or credit, or for future delivery, without assumption of any credit risk, and upon such other terms as the Agent may deem commercially reasonable (it being agreed that the sale of any part of Collateral shall not exhaust the power of sale granted hereby, but sales may be made from time to time, and at any time, until all the Collateral has been sold or until all Obligations and Lease Obligations have been fully paid and performed, and it being further agreed that the Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and that the Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned), and at any such sale it shall not be necessary to exhibit any of the Collateral; (f) at its discretion, surrender any policies of insurance on the Collateral consisting of real or personal property owned by the Company and receive the unearned premiums, and in connection therewith the Company hereby appoints the Agent as the agent and attorney-in-fact for the Company to collect such premiums; (g) at its discretion, retain the Collateral in satisfaction of the Obligations and Lease Obligations whenever the circumstances are such that the Agent and the Lenders and the Lessor is entitled to do so under the Code or otherwise; (h) exercise any and all other rights, remedies and privileges which the Agent may have under this Agreement, or any of the other promissory notes, assignments, mortgages, deeds of trust, chattel mortgages, security agreements, transfers of lien, and any other instruments, documents, and agreements executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement; and (i) exercise any other remedy available to it as a secured party under the Uniform Commercial Code of the State of Minnesota or of any other pertinent jurisdiction (the "Code"). The Company acknowledges and agrees that (x) a private sale of the Collateral pursuant to any Take-Out Commitment or other arrangement entered into by the Company shall be deemed to be a sale of the Collateral in a commercially reasonable manner and (y) the Collateral is intended to be sold and that none of the Collateral is a type or kind intended by the Company to be held for investment or any purpose other than for sale.

          Section 15.  WAIVERS
                       -------

          The Company, for itself and all who may claim under the Company, as far as the Company now or hereafter lawfully may, also waives all right to have all or any portion of the Collateral marshalled upon any foreclosure hereof and agrees that any court having jurisdiction over this Agreement may order the sale of all or any portion of the Collateral as an entirety. Any sale of, or the grant of options to purchase (for the option period thereof or after exercise thereof), or any other realization upon, all or any portion of the Collateral under clause (e) of Section 14 hereof shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Company in and to the Collateral so sold, optioned or realized upon, and shall be a perpetual bar both at law and in equity against the Company and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon or any part thereof, from, through and under the Company. No delay on the part of the Agent in exercising any power of sale, lien, option or other right hereunder and no notice or demand which may be given to or made upon the Company with respect to any power of sale, lien, option or right hereunder shall constitute a waiver thereof, or limit or impair the right of the Agent, any Lender or the Lessor to take any action or to exercise any power of sale, lien, option or any other right under this Agreement or the Credit Agreement, or any lease agreement, or otherwise, nor shall any single or partial exercise thereof, or the exercise of any power, lien, option or other right under this Agreement or otherwise, all without notice or demand (except as otherwise provided by the terms of this Agreement), prejudice their rights against the Company in any respect. Each and every remedy given the Agent, the Lenders or the Lessor shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

          Section 16.  NOTICES
                       -------

          The Company acknowledges and agrees that Mortgage Loans and Mortgage-backed Securities are property of a type customarily sold on a recognized market, and that accordingly the Agent may (a) sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind, and
(b) purchase the Collateral at a private sale thereof. To the extent notice of sale or other disposition of any of the Collateral is required by law, it is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice of the purposes of this Section 16. All notices and other communications provided for in this Agreement shall be given to the parties at their respective addresses set forth in the Credit Agreement or, as to each such party, at such other address as shall be designated by such party in a written notice to the other parties in accordance with the Credit Agreement. All such notices and other communications shall be given by one or more of the means specified in Section 8.02 of the Credit Agreement and, upon being so given, shall be deemed to have been given as of the earliest time specified in said Section 8.02 for the means so used.

          Section 17.  APPLICATION OF PROCEEDS
                       -----------------------

          Until Company has paid all Obligations and Lease Obligations in full, any and all proceeds ever received by the Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy pursuant to Section 8 hereof or by virtue of Section 14 hereof, shall be applied by the Agent as follows:

          First: ratably to the payment of the costs and expenses of the Agent and the Lenders in connection with the enforcement of this Agreement (including, without limitation, the sale or other disposition of the Collateral) and the reasonable fees and out of pocket expenses of counsel employed in connection therewith, to the payment of all costs and expenses incurred by the Agent in connection with the administration of this Agreement and to the payment of all advances made by the Agent and the Lenders for the account of the Company hereunder, to the extent that such costs, expenses and advances have not been reimbursed to the Agent and the Lenders, as the case may be;

          Second: to the payment in full of the principal of and any Balances Deficiency Fees, Usage Fees, facility fees and interest on the Swingline Note and the Warehousing Notes; and

          Third: to the payment in full of the principal of and any Balances Deficiency Fees, facility fees and interest on the Working Capital Notes; and

          Fourth: to the payment of all other Obligations, as provided in the Credit Agreement or, otherwise, as the Agent or the Banks may determine; and

          Fifth: to the payment in full of the Lease Obligations, as provided in the Leases or, otherwise, as the Lessor may determine; and

          Sixth: the balance (if any) of such proceeds shall be paid to the Company, its successors or assigns, or as a court of competent jurisdiction may direct; provided, that if such proceeds are not sufficient to satisfy the Obligations and the Lease Obligations in full, the Company shall remain liable to the Agent, the Banks and the Lessor, as applicable, for any deficiency.

          Section 18.  INDEMNIFICATION AND COSTS AND EXPENSES
                       --------------------------------------

          The Company will (a) pay all reasonable out-of-pocket expenses, including, without limitation, any recording or filing fees, fees of title insurance companies in connection with records or filings, costs of mortgage insurance policies and endorsements thereof and mortgage registration taxes (or any similar fees or taxes), incurred by the Agent, the Lenders or the Lessor in connection with (i) the enforcement and administration of this Agreement (whether or not the transactions hereby contemplated shall be consummated), the Credit Agreement, the Lease Agreement and the other Loan Documents, (ii) the enforcement of the rights of the Agent, the Lenders and the Lessor in connection with this Agreement, the Credit Agreement, the other Loan Documents, all the Lease Agreements, and including, without limitation, the reasonable fees and disbursements of counsel for the Agent, the Lenders and the Lessor; (b) pay, and hold the Agent, the Lenders and the Lessor harmless from and against, any and all present and future stamp and other similar taxes with respect to the foregoing matters and save the Agent, the Lenders and the Lessor harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes; and (c) pay, and indemnify and hold harmless the Agent, the Lenders and the Lessor from and against, any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind whatsoever (the "Indemnified Liabilities") which may be imposed on, incurred by or asserted against it in any way relating to or arising out of this Agreement, the Credit Agreement, the other Loan Documents, all Lease Agreements, or any of the transactions contemplated hereby or thereby, WHETHER OR NOT THE SAME ARE CAUSED BY THE SIMPLE NEGLIGENCE OF THE AGENT, unless the same are caused by the gross negligence or willful misconduct of the Agent, any Lender or the Lessor as the case may be. The undertakings of the Company set forth in this Section 18 shall survive the payment in full of the Obligations and the Lease Obligations and the termination of this Agreement, the Credit Agreement, the other Loan Documents, and all Lease Agreements.

          Section 19.  TERMINATION
                       -----------

          This Agreement shall terminate when all the Obligations and Lease Obligations have been fully paid and performed and the Commitment and all Lease Agreements have expired, at which time the Agent shall reassign and redeliver, without recourse upon, or representation or warranty by, the Agent, the Lenders or the Lessor and at the expense of the Company, to the Company, or to such other person or persons as the Company shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise disposed of by the Agent pursuant to the terms hereof, of the Credit Agreement, the other Loan Documents, or any Lease Agreement, and shall still be held by the Agent, together with appropriate instruments of reassignment and release; provided, however, that this

Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations or the Lease Obligations is rescinded or must otherwise be returned by the Agent, the Lenders, the Lessor or any other Person upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

          Section 20.  NON-ASSUMPTION OF LIABILITY; NO FIDUCIARY RESPONSIBILITY
                       --------------------------------------------------------

          Nothing herein contained shall relieve the Company from performing any covenant, agreement or obligation on the part of the Company to be performed under or in respect of any of the Collateral or from any liability to any party or parties having an interest therein or impose any liability on the Agent, the Lenders and the Lessor for the acts or omissions of the Company in connection with any of the Collateral. The Agent, the Lenders and the Lessor shall not assume or become liable for, nor shall any of them be deemed or construed to have assumed or become liable for, any obligation of the Company with respect to any of the Collateral, or otherwise, by reason of the grant to the Agent, for the benefit of the Lenders and the Lessor, of security interests in the Collateral. While the Agent shall use reasonable care in the custody and preservation of the Collateral as provided in Section 6 hereof, the Agent shall not have any fiduciary responsibility to the Company with respect to the holding, maintenance or transmittal of the Collateral delivered hereunder.

          Section 21.  WAIVERS, ETC.
                       -------------

          No failure on the part of the Agent to exercise and no delay in exercising, any power or right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Agreement may not be amended or waived except in accordance with Section 8.05(a) of the Credit Agreement.

          Section 22.  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
                       ------------------------------------------------------
TRIAL
-----

          THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW, BUT NOT THE LAW OF CONFLICTS, OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION AND VENUE OF ANY MINNESOTA STATE OR FEDERAL

COURT SITTING IN HENNEPIN OR RAMSEY COUNTIES, STATE OF MINNESOTA, FOR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, AND THE COMPANY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MINNESOTA STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8.02 OF THE CREDIT AGREEMENT, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED ON THE THIRD BUSINESS DAY AFTER SUCH SERVICE IS DEPOSITED IN THE MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT, ANY LENDER, THE LESSOR OR ANY OTHER INDEMNIFIED PERSON TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE COMPANY AND THE AGENT HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          Section 23.  MISCELLANEOUS
                       -------------

          (a)  Benefit of Agreement.  This Agreement shall be binding upon and
               --------------------
     inure to the benefit of the Company and the Agent and their respective successors and assigns, and shall inure to the benefit of the Lenders and the Lessor and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent.

          (b)  No Commitment by Lessor.  Nothing in this agreement shall be
               -----------------------
     construed as a commitment on the part of the Lessor to lease any equipment or make any loan, under any existing agreement or otherwise, to the Company or NCFC.

          (c)  Survival of Representations, Warranties and Covenants.  All
               -----------------------------------------------------
     representations, warranties and covenants made by the Company to the Agent, the Lenders or the Lessor in connection with this Agreement shall survive the execution and delivery of this Agreement. All statements contained in any certificate or other instrument delivered to the Agent, the

     Lenders or the Lessor pursuant to this Agreement shall be deemed representations, warranties and covenants hereunder of the Company.

          (d)  Headings.  Section headings in this Agreement are for convenience
               --------
     of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

          (e)  Execution in Counterparts.  This Agreement may be executed in any
               -------------------------
     number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                              NEW CENTURY MORTGAGE CORPORATION


                              By _______________________________________
                                 Its ___________________________________


                              FIRST BANK NATIONAL ASSOCIATION,
                                as Agent


                              By _______________________________________
                                 Its ___________________________________


               [Signature Page to Pledge and Security Agreement]

                                  ATTACHMENTS
                                  -----------


Attachment 1  Form of Agreement to Pledge
Attachment 2  Form of Bailee Letter
Attachment 3  Form of Collateral Identification Letter
Attachment 4  Form of Loan Detail Listing
Attachment 5  Form of Transmittal Letter
Attachment 6  Form of Trust Receipt

                                                                 Attachment 1 to
                                                   Pledge and Security Agreement


                              AGREEMENT TO PLEDGE
                      (Security Agreement as provided for
                  by the Uniform Commercial Code of Minnesota)


          For new value this day received, and as collateral security for the payment of any and all indebtedness and liability of the undersigned under that certain Second Amended and Restated Credit Agreement dated as of July 31, 1997 (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement") between New Century Mortgage Corporation, a California corporation (the "Company"), and First Bank National Association, a national banking association ("First Bank"), as collateral agent for the Banks (as defined in the Credit Agreement) and FBS Business Finance Corporation (the "Lessor") (together with any successor collateral agent under the Pledge and Security Agreement referred to below, the "Agent"), and consistent with the terms of that certain Pledge and Security Agreement dated as of July 31, 1997 (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "Pledge and Security Agreement") between the Company and the Agent, the Company hereby creates and grants in favor of the Agent, for the benefit of the Banks and the Lessor, a security interest in and to the documents described in each Collateral Identification Letter and Loan Detail Listing attached to this Agreement to Pledge and all proceeds thereof.

          Capitalized terms used herein which are defined in the Credit Agreement or the Pledge and Security Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement or the Pledge and Security Agreement.

          The Company agrees to deliver the instruments and documents described in Section 4.02 of the Pledge and Security Agreement to the Agent within seven Business Days following the date hereof, as provided in said Section 4.02. The Company further agrees to deliver the instruments and documents described in
Section 4.03 of the Pledge and Security Agreement to the Agent within five Business Days after the Company's receipt of the Agent's written request therefor.

          The Company further agrees that the Agent does not assume any duty or responsibility in respect of any of the documents described in each attached Collateral Identification Letter, and that the Agent does not waive any right of possession to any of such documents for the failure to demand or receive such possession.

          The Company further agrees that this Agreement to Pledge shall be binding upon and inure to the benefit of the legal representatives, successors or assigns of the Company.

          The Company further agrees that all rights, interests, duties and liabilities arising hereunder shall be determined according to the laws of the State of Minnesota, without giving effect to conflict of laws principles thereof.


Dated as of  ___________________________, 199_.


                              NEW CENTURY MORTGAGE CORPORATION


                              By ____________________________________
                                 Its ________________________________

                                                                    Attachment 2
                                                to Pledge and Security Agreement


                             FORM OF BAILEE LETTER

                [Letterhead of First Bank National Association]

                                    [Date]


[NAME OF CUSTODIAN], as Custodian   {include if applicable}
                                     ---------------------
 for [NAME OF INVESTOR]
[ADDRESS OF CUSTODIAN]

[NAME AND ADDRESS OF INVESTOR]      {include if no Custodian}
                                     -----------------------

          Re:  Mortgage Loan No(s).________
               Seller:  New Century Mortgage Corporation

Ladies/Gentlemen:

     Pursuant to the terms and conditions set forth below, we hereby deliver to [____________________, as Custodian (in such capacity, the "Custodian") for] _____________________ (the "Investor"), with this letter, the original executed promissory note(s) (the "Note(s)") evidencing the mortgage loan(s) described on the schedule attached hereto (the "Loan(s)"). First Bank National Association, as collateral agent for certain lenders and a certain lessor (in such capacity, the "Agent") has a perfected first lien security interest in the Loan(s) for the benefit of such lenders and such lessor pursuant to a Pledge and Security Agreement between the Agent and the Seller. The Agent expressly retains and reserves all of its rights in the Loan(s), the Note(s) and all related security instruments, files, and documents (the "Loan Documents") until the Investor has paid the Agent the Warehouse Purchase Amount (as hereinafter defined) for the Loan(s) in accordance with this letter ("this Bailee Letter").

     By taking physical possession of this Bailee Letter, the Note(s) and the other Loan Documents, [the Investor] [the Custodian] hereby agrees:

     (i) to hold in trust, as bailee for the Agent, the Note(s) and all other Loan Documents which it receives related to the Loan(s), until its status as bailee is terminated as set forth herein;

     (ii) not to release or deliver, or authorize the release or delivery of, the Note(s) or any other Loan Document to the Seller or any other entity or person or take any other action with respect to the Note(s) or any other Loan Document which release, delivery or other action could cause the security interest of the Agent to become unperfected or which could otherwise jeopardize the perfected security interest of the Agent in the Loan(s);

     (iii) in the case of any Note(s) that are endorsed in blank, not to complete such blank endorsements unless and until (A) the Loan(s) evidenced by such Note(s) have been accepted for purchase by the Investor and (B) the Warehouse Purchase Amount has been irrevocably paid to the Agent in accordance with the terms hereof;

     (iv) to return the Note(s) and any related Loan Documents immediately to the Agent (A) upon receipt of a written request by the Agent or (B) in the event that the Note(s) require completion and/or correction;

     (v) not to honor any requests or instructions from the Seller relating to any Note (other than for correction), or any other documents relating thereto (other than for correction or replacement thereof or to supplement such documents);

     (vi) promptly upon the Investor's acceptance or rejection of the Loan(s) for purchase, and in any event within forty-five (45) days after the date of delivery of this Bailee Letter, to either (A) remit the Warehouse Purchase Amount to the Agent or (b) return the Notes and any related Loan Documents to the Agent;

     (vii) to deliver, or to cause to be delivered, the Warehouse Purchase Amount or the Notes and related Loan Documents, as the case may be, only to the Agent pursuant to the terms set forth below and to honor a change in such terms only upon receipt of written instructions from the Agent; and

     (viii) that any interest it may have in the Loan(s), the Note(s) and/or the Loan Documents, including without limitation any claim of setoff it may at any time have, is subject to and subordinate to the security interest of the Agent in the Loan(s), the Note(s) and the other Loan Document(s) and that it will not exercise any right with respect to the Loan(s), the Note(s) or the other Loan Documents without the prior written consent of the Agent.

     Please note that should the Investor remit the Warehouse Purchase Amount to any other entity or person, the Agent will not consider the Warehouse Purchase Amount to have been paid and will not release its security interest or terminate the responsibilities of the [Investor] [Custodian] as bailee for the Agent until the Warehouse Purchase Amount has been properly remitted to the Agent as set forth herein.

     The Agent agrees that its security interest in the Loan(s) shall be fully released and the responsibilities of the [Investor] [Custodian] as bailee shall terminate upon the Investor's irrevocable payment to the Agent of an amount (the "Warehouse Purchase Amount") equal to the greater of (1) the purchase price for
                                          -------
the Loan(s)
agreed to by the Investor and the Seller and (2) $_________, which is the aggregate collateral value assigned by the Agent to the Loan(s). All payments by the Investor shall be remitted via federal funds pursuant to the following wire transfer instructions:

     Receiving Bank:     First Bank National Association
     Address:            Minneapolis, Minnesota
     ABA Number:         0910-0002-2
     Account Name:       New Century Mortgage Corporation Collateral Account
     Account Number:     1731-0097-1378

     Note(s) and other Loan Documents which are to be returned to the Agent should be delivered, by overnight air courier, to:

               First Bank National Association
               Mortgage Banking Services Division
               First Bank Place -MPFP0801
               601 Second Avenue South
               Minneapolis, Minnesota  55402-4302

     If you have any questions, please address your inquiries to Jeannine L. Coyne, Mortgage Banking Officer of the Agent, whose phone number is (612) 973-0571 or Edwin D. Jenkins, Vice President, whose phone number is (612) 973-0588.

     We request that you acknowledge receipt of this Bailee Letter by signing in the space provided at the foot of the enclosed counterpart hereof and returning it to the Agent at the address set forth above (but your failure to do so in no way nullifies your agreements resulting from your acceptance of the enclosed Note(s), as set forth in this Bailee Letter).

     In the event of any inconsistency between the provisions of this Bailee Letter and the provisions of any other instrument or document delivered by the Agent to the Investor [or the Custodian] with this letter or in connection with the Loan(s), including, without limitation, any "release" or similar document, the provisions of this Bailee Letter shall control.


                              FIRST BANK NATIONAL ASSOCIATION,
                                  as Agent


                              By ____________________________________
                                  Its _______________________________

Receipt acknowledged:

[                                                 ,  {include if no Custodian}
--------------------------------------------------    -----------------------
as Investor

By _______________________________________________
Title ____________________________________________
Date _____________________________________________]

[                                                 ,   {include if applicable}
--------------------------------------------------     ---------------------
as Custodian

By _______________________________________________
Title ____________________________________________
Date _____________________________________________]

Enclosures

cc:  [NAME AND ADDRESS OF        {include if letter is addressed to Custodian}
     INVESTOR]                    -------------------------------------------

                                                                 Attachment 3 to
                                                   Pledge and Security Agreement


                        COLLATERAL IDENTIFICATION LETTER

                                                  Date:  _____________________

First Bank National Association
First Bank Place
601 Second Avenue South
Minneapolis, Minnesota 55402
Attention:  Mortgage Banking Services Division
             MPFP0801

Ladies and Gentlemen:

1. This Collateral Identification Letter is delivered in connection with the Pledge and Security Agreement dated as of July 31, 1997 between New Century Mortgage Corporation (the "Pledgor"), and First Bank National Association, as collateral agent for the Banks (as defined in the Credit Agreement) and FBS Business Finance Corporation (the "Lessor") (together with any successor collateral agent under the Pledge and Security Agreement, the "Agent") (as the said Agreement may be amended, restated, modified or supplemented and in effect from time to time, the "Pledge and Security Agreement"). Unless otherwise defined herein, capitalized terms used herein are as defined in the Second Amended and Restated Credit Agreement dated as of July 31, 1997 among the Pledgor, the Banks and the Agent.

2. By this letter the Pledgor hereby (x) pledges to the Agent, for the benefit of the Banks and the Lessor, and grants to the Agent, for the benefit of the Banks and the Lessor, a security interest in the Mortgage Loan(s) described in the Loan Detail Listing attached hereto, (y) delivers to the Agent an Agreement to Pledge such Mortgage Loan(s), and (z) agrees to deliver to the Agent, within five Business Days following the date hereof, the instruments and documents described in Section 4.02 of the Pledge and Security Agreement.

3. In connection with each such Mortgage Loan, the Pledgor hereby certifies that the Pledgor has not pledged or delivered, and will not, pledge or deliver, such Mortgage Loan, any assignment thereof, or other instrument, document or paper related thereto to any party other than the Agent, unless released to the Pledgor and then only pursuant to the terms of such release.

                              NEW CENTURY MORTGAGE CORPORATION

                              By
                                ---------------------------------
                                      Authorized Signature

                                                                 Attachment 4 to
                                                   Pledge and Security Agreement



                          MORTGAGE LOAN DETAIL LISTING

                           DATE: __________________

                                             Mortgagor           Principal Origination Collateral  Draft # or   Draft or Wire
Loan Type Sub-Type/Term Interest Rate Loan #   Name    Note Date  Amount      Price       Value   Wire Transfer Dollar Amount
--------- ------------- ------------- ------ --------- --------- --------- ----------- ---------- ------------- -------------
Non-Agency Quality

"A-" Paper    Fixed Rate/15 yr.
"B" Paper     Fixed Rate/30 yr.
"C" Paper     ARM/1 yr.
"C-" Paper    Balloon/5 yr
              2nd Mtg./10 yr.

Sort Orders:  Primary sort by Wire or Draft
   Within Wire or Draft sort by Loan Type
   Within each like Loan Type sort by Sub-Type/Term of Loan
   (i.e. Fixed Rate 15 yr., Fixed Rate 25 yr., Fixed Rate 30 yr.)
   Within each like Sub-Type/Term of Loan sort by interest rate
   (i.e. 8.0%, 8.75%, 9.25%, 10.0%)

                                             --------- --------- ---------             ----------
TOTALS                                       $         $         $                     $
                                             ========= ========= =========             ==========

DELETIONS


Previously Pledged Mortgage Loans That Have Not Closed
------------------------------------------------------
           (List Loans as Stated Above)

                                             --------- --------- ---------             ----------
TOTALS                                       $         $         $                     $
                                             ========= ========= =========             ==========

To:    First Bank National Association                         Attachment  5 to
       Mortgage Banking Services                  Pledge and Security Agreement
       601 Second Avenue South
       First Bank Place East - MPFP0801
       Minneapolis, Minnesota 55402-4302

From:  New Century Mortgage Corporation

          A Paper              Second                      Six Months
--------             --------                 ---------
          A- Paper             High LTV                    1 year
--------             --------                 ---------
          B Paper              Fixed Rate                  3 years
--------             --------                 ---------
          C Paper              ARM's                       5 years
--------             --------                 ---------
          C- Paper             Other                       Other
--------             --------                 ---------
          Jumbo
--------


The present status of this mortgage is certified to be:

LOAN NUMBER:                             Closed With:  (Draft # or Wire)
               --------------------
MORTGAGOR NAME:                          Draft or Wife Amount: ____________
               --------------------
               (Last Name, first)
PROPERTY
ADDRESS:
               --------------------

               --------------------

  Note       Principal      Acquisition               Collateral
  Date       Amount            Cost           %         Value          %
  ----       --------       -----------     -----     -----------    -----

--------     --------       -----------     -----     -----------    -----


------------------------------------------------------------------------------

In connection with the pledging of the above mortgage which is to be held by you as collateral, we submit the following instruments and facts:

_______  1.  Original Mortgage Note Endorsed in Blank

_______  2.  Certified Copy of Mortgage Deed or Deed or Trust

_______  3.  Assignment of Mortgage

_______  4.  Two Certified Copies of each Intervening Assignment

_______  5.  Certified Copy of the Power of Attorney (if applicable)

_______  6.  Takeout Commitment Information

                          Specific $__________ from ___________
                          Dated ___________ which is priced at ___________ %
                          Blanket: Loan conforms to ______________
                          Which has a weighted average price of _________ %


We hereby certify that this loan is pledged to First Bank National Association, as collateral agent for the Banks (as defined in the Credit Agreement) and FBS Business Finance Corporation (the "Lessor") (together with any successor collateral agent under the Pledge and Security Agreement referenced to below, the "Agent"), in accordance with the Pledge and Security Agreement between us and First Bank National Association, as Agent. Capitalized terms used herein have the meanings ascribed thereto in said Credit Agreement.

We also certify that this loan is subject to a Take-Out Commitment, and that sufficient fire and extended insurance coverage is in effect and will be maintained on the property. All other documents pertaining to this loan will be held and maintained by us for the Agent.

All items delivered to a permanent investor will be delivered with a Bailee Letter to the permanent investor which requires remittance of payment to the Agent or return of the collateral to the Agent.

Date:                             NEW CENTURY MORTGAGE CORPORATION
     ---------------------

                                  By
                                    --------------------------------------
                                  Title
                                       -----------------------------------

                                                                 Attachment 6 to
                                                   Pledge and Security Agreement

                                 TRUST RECEIPT
                                 -------------

                        Temporary Release of Collateral

     The undersigned hereby acknowledges receipt this _____ day of ___________, 199_, from First Bank National Association (the "Bank") of the following described property (hereinafter called "Collateral"):

     Loan # _________    Mortgagor Name: _____________________

     The undersigned represents, warrants and agrees that:

     1. The undersigned has requested and obtained possession of the Collateral from the Bank for one of the purposes set forth below and for no other purpose:

     Correction of:  __________________________________

     2. The Collateral and the proceeds thereof are and will remain subject to the security interest held by the Bank and the undersigned will keep the Collateral and any such proceeds segregated and identifiable and free and clear of all liens, charges and encumbrances.

     3. The Collateral will be redelivered to the Bank or its designee as soon as the purpose for which possession was taken has been accomplished, and in any event within twenty-one (21) days from the date of taking possession.

     4. In the event of any default in the performance of any term or condition of this Trust Receipt, all or any part of the indebtedness secured by the Collateral may be declared immediately due and payable without notice or demand.

     5.   Additional limitations, if any:

     The undersigned will transmit a Bailee Letter (as such term is defined in the Pledge and Security Agreement dated as of July 31, 1997, between the undersigned and the Bank) to the appropriate persons as required under said Pledge and Security Agreement.

                                    NEW CENTURY MORTGAGE
                                    CORPORATION

                                    By_______________________________
                                      Its____________________________

                                                                    EXHIBIT E TO
                                                                  SECOND AMENDED
                                                   AND RESTATED CREDIT AGREEMENT

                            FORMULA FOR DETERMINING
                          WAREHOUSING COLLATERAL VALUE
                          ----------------------------


          "Warehousing Collateral Value": at the time of any determination as it
           ----------------------------
pertains to the following described types or kinds of assets which constitute Warehousing Collateral:

          (1) A Mortgage Loan the entire interest in which is owned by the Company and which is an Eligible Mortgage Loan covering a completed residential property, provided that such Mortgage Loan has been pre-approved for purchase
          --------
under a Take-Out Commitment and the aggregate available amount of such TakeOut Commitment is not less than the aggregate outstanding principal amount of Mortgage Loans pre-approved for delivery thereunder, and provided that at the time such Mortgage Loan was pledged under the Pledge and Security Agreement not more than 180 days had elapsed from the date such Mortgage Loan was closed: the lesser of: (i) ninety-seven percent (97%) of the purchase price under the Take-Out Commitment to which such Mortgage Loan has been assigned or, if such Mortgage Loan has not been so assigned, the weighted average purchase price for Mortgage Loans under Take-Out Commitments under which such Mortgage Loan has been pre-approved for delivery, (ii) ninety-seven percent (97%) of the unpaid principal amount of such Mortgage Loan, (iii) ninety-seven percent (97%) of the Acquisition Cost of such Mortgage Loan, or (iv) at the election of the Agent, ninety-seven percent (97%) of the Fair Market Value of such Mortgage Loan.

          (2) Such other assets of the Company as the Company shall offer to the Required Banks and as the Required Banks shall accept in their sole discretion as Warehousing Collateral: the amount of Warehousing Collateral Value which the Required Banks in their sole discretion assign thereto.

Notwithstanding the foregoing:

          (i) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans which have been closed and funded under Agreements to Pledge, and with respect to which the Agent has not received the instruments and documents described in paragraph 2 of the related Collateral Identification Letters, shall be not more than (a) during each Month-End Period, forty percent (40%) of the Warehousing Commitment Amount and (b) at all other times, twenty-five percent (25%) of the Warehousing Commitment Amount;

          (ii) the maximum aggregate Warehousing Collateral Value of Mortgage Loans with original principal balances in excess of $207,000 but less than

$1,000,000 shall not exceed thirty-five percent (35%) of the Warehousing Commitment Amount;

          (iii) the maximum aggregate Warehousing Collateral Value of Mortgage Loans with original principal balances of $500,000 or greater but less than $750,000 shall not exceed twenty percent (20%) of the Warehousing Commitment Amount;

          (iv) the maximum aggregate Warehousing Collateral Value of Mortgage Loans with original principal balances of $750,000 or greater but not in excess of $1,000,000 shall not exceed ten percent (10%) of the Warehousing Commitment Amount;

          (v) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans with a Risk Rating of C- or C shall not exceed thirty-five percent (35%) of the Warehousing Commitment Amount;

          (vi) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans with a Risk Rating of C- shall not exceed fifteen percent (15%) of the Warehousing Commitment Amount;

          (vii) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans secured by Second Mortgages shall not exceed ten percent (10%) of the Warehousing Commitment Amount; and

          (viii) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans secured by Second Mortgages which have a Loan-to-Value Ratio of greater than 100% shall not exceed five percent (5%) of the Warehousing Commitment Amount.

          A Mortgage Loan, or Mortgage-backed Security issued in consideration of a Mortgage Loan, will be considered as having no Warehousing Collateral Value if, as to any such Mortgage Loan, any of the following events occur:

          (a) more than 90 days elapse from the date on which the Mortgage Note and other documents relating to such Mortgage Loan were delivered to the Bank in accordance with Sections 4.01 and 4.02 of the Pledge and Security Agreement;

          (b) 21 or more days elapse from the date a document relating to such Mortgage Loan was delivered to the Company for correction in accordance with
Section 10.01 of the Pledge and Security Agreement and such document has not been returned to the Agent;

          (c) 45 or more days elapse from the date such Mortgage Loan was delivered to an Investor pursuant to Section 10.02 of the Pledge and Security

Agreement for examination and purchase under a Take-Out Commitment and such Mortgage Loan has not been returned to the Agent;

          (d) more than one payment on such Mortgage Loan is delinquent, as reported on any Compliance/Borrowing Base Certificate delivered to each Bank pursuant to Section 4.01(c)(ii) of the Credit Agreement, such Mortgage Loan has been rescinded, canceled or avoided, or such Mortgage Loan is subject to any rights of rescission, cancellation or avoidance or to any counterclaims, offsets or defenses, whether by operation of law or otherwise;

          (e) the Company fails to deliver any document relating to such Mortgage Loan within five Business Days after being requested to do so by the Agent pursuant to Section 4.03 of the Pledge and Security Agreement;

          (f) such Mortgage Loan was listed on a Loan Detail Listing delivered to the Agent with an Agreement to Pledge and a Collateral Identification Letter, and such Mortgage Loan shall not have closed on or before the close of business on the Business Day on which such Loan Detail Listing was delivered;

          (g) such Mortgage Loan was closed and funded with the proceeds of a Warehousing Loan under an Agreement to Pledge and the Company fails to deliver to the Agent, with respect to such Mortgage Loan, within seven Business Days after the date of such Agreement to Pledge, the documents referred to in Section
4.02 of the Pledge and Security Agreement;

          (h) the Agent, for the benefit of the Banks, does not have a perfected, first priority security interest in such Mortgage Loan;

          (i) the Agent notifies the Company that in its reasonable opinion such Mortgage Loan is not marketable and will not be given Warehousing Collateral Value;

          (j)  such Mortgage Loan has a Risk Rating lower than C-; or

          (k) such Mortgage Loan has an original principal balance in excess of $1,000,000.

          As used in the foregoing definition of Warehousing Collateral Value and all defined terms used therein and in the following defined terms, all terms defined in the Credit Agreement are used as therein defined and, in addition, the following terms shall have the following respective meanings:

          "Acquisition Cost": means, with respect to any Mortgage Loan, the cash
           ----------------
purchase price paid by the Company to any unaffiliated Person to acquire such Mortgage Loan.

          "Agreement to Pledge": as such term is defined in the Pledge and
           -------------------
Security Agreement.

          "Appraised Value": with respect to an interest in real estate, the
           ---------------
then current fair market value thereof as of a recent date, as determined in accordance with accepted methods of appraising by a qualified appraiser who is a member of the American Institute of Real Estate Appraisers or other group of professional appraisers.

          "Approved Second Mortgage Investor":  an Investor that has been
           ---------------------------------
approved in writing by Agent for the purchase of Mortgage Loans secured by Second Mortgages.

          "Collateral Identification Letter": as such term is defined in the
           --------------------------------
Pledge and Security Agreement.

          "Eligible Mortgage Loan": a closed-end Mortgage Loan secured by a
           ----------------------
First Mortgage or a Second Mortgage on improved real estate in an original principal amount not in excess of (a) in the case of Mortgage Loans secured by First Mortgages, 80% of the Appraised Value of such real estate, and (b) in the case of Mortgage Loans secured by Second Mortgages, 80% of the Appraised Value of such real estate minus the amount of the Mortgage Loan secured by the First Mortgage thereon, unless either (i) the amount of such Mortgage Loan in excess of the maximum set forth above is insured, or is subject to a commitment to be insured, by an insurer approved by the Agent, or (ii) such Mortgage Loan (A) satisfies the underwriting guidelines or other applicable standards of the Investor referenced in clause (C) below for a Risk Rating of at least "C-", (B) has a Loan-to-Value Ratio of not more than 125%, (C) has been pre-approved by an Approved Second Mortgage Investor for purchase under a Take-Out Commitment, (D) is originated or acquired pursuant to a program offered by such Approved Second Mortgage Investor and (E) has an original principal amount of not more than $1,000,000.

          "Fair Market Value": at any date with respect to any Mortgage Loan,
           -----------------
the bid price quoted in writing to the Agent as of the computation date by two nationally recognized dealers selected by the Agent who at the time are making a market in similar Mortgage Loans, multiplied, in any case, by the outstanding principal amount thereof.

          "First Mortgage": a Mortgage which is subject to no prior or superior
           --------------
mortgage.

          "Loan-to-Value Ratio":  with respect to a Mortgage Loan secured by a
           -------------------
Second Mortgage on improved real estate, the ratio (expressed as a percentage) which (a) the sum of the original principal amount of such Mortgage Loan plus the original principal amount of the Mortgage Loan that is secured by the First Mortgage on such real estate bears to (b) the Appraised Value of such real estate.

          "Month-End Period": the period beginning on the third to the last
           ----------------
Business Day of each month and ending on the fifth Business Day of the following month.

          "Risk Rating": the risk rating of a Mortgage Loan, determined using
           -----------
the Underwriting Guidelines or other applicable standards of the Investor to which such Mortgage Loan is to be sold by the Company under a Take-Out Commitment previously issued to the Company by such Investor, provided such underwriting guidelines or other applicable standards comply with industry standards in the sole judgment of the Agent.

          "Second Mortgage": a Mortgage which is subject to one prior or
           ---------------
superior Mortgage.

          "Take-Out Commitment": a current, written commitment issued to the
           -------------------
Company by an Investor to purchase Mortgage Loans, at a definite price or yield, within a specified time period.

                                                                    EXHIBIT F TO
                                                                  SECOND AMENDED
                                                   AND RESTATED CREDIT AGREEMENT

                            FORM OF PROMISSORY NOTE
                            -----------------------
                              (Warehousing Note)

                                                                   July 31, 1997
                                                          Minneapolis, Minnesota
$_____________________



          FOR VALUE RECEIVED, NEW CENTURY MORTGAGE CORPORATION, a California corporation, hereby promises to pay to the order of ___________________ (the "Bank") at the main office of the Agent in Minneapolis, Minnesota, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to), the principal sum of ___ MILLION AND NO/100 DOLLARS ($_______) or the aggregate unpaid principal amount of all Warehousing Loans made by the Bank pursuant to the Credit Agreement described below, whichever is less, and to pay interest in like funds from the date hereof on the unpaid balance thereof at the rates per annum and at such times as are specified in the Credit Agreement. Interest (computed on the basis of actual days elapsed and a year of 360 days) shall be payable at said office at the times specified in the Credit Agreement.

          Principal hereof shall be payable in the amounts and at the times set forth in the Credit Agreement.

          This note is one of the Warehousing Notes referred to in the Second Amended and Restated Credit Agreement dated as of July 31, 1997, between the undersigned the Bank, the other banks party thereto and First Bank National Association, as Agent (as the same may be amended, modified or restated from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Credit Agreement. This note is subject to certain mandatory and voluntary prepayments and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement.

          The undersigned hereby waives diligence, presentment, demand, protest, and notice (except such notice as is required under the Loan Documents) of any kind whatsoever. The nonexercise by the Bank of any of its rights hereunder or under the other Loan Documents in any particular instance shall not constitute a waiver thereof in any subsequent instance.

          This note is entitled to the benefit of the Guaranty, the Pledge and Security Agreement and the other Loan Documents.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

          Notwithstanding the foregoing paragraphs and all other provisions of this note and the Credit Agreement, none of the terms and provisions of this note or the Credit Agreement shall ever be construed to create a contract to pay to the Bank, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by the Bank to the undersigned under applicable state or federal law from time to time in effect, and the undersigned shall never be required to pay interest in excess of such maximum amount. If, for any reason, interest is paid hereon in excess of such maximum amount (whether as a result of the payment of this note prior to its maturity or otherwise), then promptly upon any determination that such excess has been paid the Bank will, at its option, either refund such excess to the undersigned or apply such excess to the principal owing hereunder. All interest paid shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period of the Company's credit relationship with the Bank until payment in full of the principal (including the period of any renewal or extension) so that the interest for such full period shall not exceed the maximum rate of interest permitted by applicable law.

          [This note amends and restates in its entirety an existing promissory note dated _______________________, 199__, in the original principal amount of $______ issued by New Century Mortgage Corporation to the order of the Bank (the "Prior Note"). It is expressly intended, understood and agreed that all amounts outstanding under said Prior Note as of the date hereof shall be considered outstanding hereunder from and after the date hereof and shall not be considered paid (nor shall the undersigned's obligation to pay the same be considered discharged or satisfied) as a result of the issuance of this note.]

                              NEW CENTURY MORTGAGE CORPORATION


                              By___________________________________
                                 Its_______________________________

                                                                    EXHIBIT G TO
                                                                  SECOND AMENDED
                                                   AND RESTATED CREDIT AGREEMENT

                            FORM OF PROMISSORY NOTE
                            -----------------------
                            (Working Capital Note)

                                                                   July 31, 1997
$4,000,000                                                Minneapolis, Minnesota



          FOR VALUE RECEIVED, NEW CENTURY MORTGAGE CORPORATION, a California corporation, hereby promises to pay to the order of FIRST BANK NATIONAL ASSOCIATION (the "Bank") at the main office of the Agent in Minneapolis, Minnesota, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to), the principal sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) or the aggregate unpaid principal amount of all Working Capital Loans made by the Bank pursuant to the Credit Agreement described below, whichever is less, and to pay interest in like funds from the date hereof on the unpaid balance thereof at the rates per annum and at such times as are specified in the Credit Agreement. Interest (computed on the basis of actual days elapsed and a year of 360 days) shall be payable at said office at the times specified in the Credit Agreement.

          Principal hereof shall be payable in the amounts and at the times set forth in the Credit Agreement.

          This note is the Working Capital Note referred to in the Second Amended and Restated Credit Agreement dated as of July 31, 1997, between the undersigned the Bank, the other banks party thereto and First Bank National Association, as Agent (as the same may be amended, modified or restated from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Credit Agreement. This note is subject to certain mandatory and voluntary prepayments and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement.

          The undersigned hereby waives diligence, presentment, demand, protest, and notice (except such notice as is required under the Loan Documents) of any kind whatsoever. The nonexercise by the Bank of any of its rights hereunder or under the other Loan Documents in any particular instance shall not constitute a waiver thereof in any subsequent instance.

          This note is entitled to the benefit of the Guaranty, the Pledge and Security Agreement and the other Loan Documents.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

          Notwithstanding the foregoing paragraphs and all other provisions of this note and the Credit Agreement, none of the terms and provisions of this note or the Credit Agreement shall ever be construed to create a contract to pay to the Bank, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by the Bank to the undersigned under applicable state or federal law from time to time in effect, and the undersigned shall never be required to pay interest in excess of such maximum amount. If, for any reason, interest is paid hereon in excess of such maximum amount (whether as a result of the payment of this note prior to its maturity or otherwise), then promptly upon any determination that such excess has been paid the Bank will, at its option, either refund such excess to the undersigned or apply such excess to the principal owing hereunder. All interest paid shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period of the Company's credit relationship with the Bank until payment in full of the principal (including the period of any renewal or extension) so that the interest for such full period shall not exceed the maximum rate of interest permitted by applicable law.

                              NEW CENTURY MORTGAGE CORPORATION


                              By______________________________________
                                 Its__________________________________

                                                                    EXHIBIT H TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


               Statement to be Included in Closing Instructions
               ------------------------------------------------
                    to Closing Agents for Wet Funded Loans
                    --------------------------------------


          "You are hereby notified that First Bank National Association, as agent for certain lenders and a certain lessor (in such capacity, the "Agent") has a security interest in the deed of trust or mortgage note, the deed of trust or mortgage and all other supporting documents for the above-referenced loan. Unless the Agent otherwise instructs you, (i) if the mortgage loan is not funded within one (1) business day after your receipt of funds from the Agent, said funds are to be returned by you to: First Bank National Association, Minneapolis, Minnesota, ABA No. 0910-0002-2 for credit to our Collateral Account No. 1731-0097-1378, and (ii) all loan documents are to be returned to us by the second business day after settlement."

                                                                    EXHIBIT I TO
                                                                  SECOND AMENDED
                                                   AND RESTATED CREDIT AGREEMENT

                                 MATTERS TO BE
                       COVERED BY THE OPINION OF COUNSEL
                            TO THE COMPANY AND NCFC


     The opinions of Brad A. Morrice, counsel to NCFC and the Company, which are called for by Section 5.01(a)(x) of the Credit Agreement, shall be satisfactory in form and substance to the Agent and shall cover the matters set forth below, subject to such assumptions, exceptions and qualifications as may be acceptable to the Agent and counsel to the Agent:

     1. Each of NCFC and the Company (collectively, the "Transaction Parties" and each, individually, a "Transaction Party") has been duly incorporated, is a validly existing corporation and in good standing under the laws of its respective jurisdiction of incorporation, and has the requisite corporate power to own its respective properties and to conduct its respective businesses as currently conducted by it. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification necessary, except in jurisdictions in which failure to be in good standing will not preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

     2. The execution, delivery and performance by each Transaction Party of each Loan Document to which it is a party and the consummation of the transactions contemplated thereby are within the corporate powers of such Transaction Party, have been duly authorized by all necessary corporate action and do not, and the consummation of the transactions contemplated thereby and compliance by each Transaction Party with the applicable provisions thereof will not, conflict with, constitute a default under or violate (a) any of the terms, conditions or provisions of its Articles or Certificate of Incorporation or bylaws, (b)any of the terms, conditions or provisions of any document, agreement or other instrument which is known to me to which it is a party or by which it is bound, (c)any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on it and known to me, or (d) any statute, rule or regulation of any governmental authority binding on it.

     3. Each Loan Document to which either Transaction Party is a party has been duly executed and delivered by such Transaction Party and is the legal, valid and binding obligation of such Transaction Party enforceable against such

Transaction Party in accordance with its terms, subject to limitations as to enforceability which might result from general equitable principles or bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally.

     4. No consent, approval, waiver, license or authorization or other action by or filing with any governmental authority is required in connection with the execution, delivery and performance by either Transaction Party of any Loan Document to which it is a party, the validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby except for those which have already been obtained and are in full force and effect.

     5. The Pledge and Security Agreement creates a valid security interest in the Collateral described in Section 2 thereof, which security interest will secure the Obligations and the Lease Obligation. The financing statements to be filed under the Pledge and Security Agreement are in appropriate form for filing with the offices identified thereon. Assuming that such financing statements have been duly filed with said offices and that each Transaction Party which has executed and delivered said financing statements has rights in the collateral described therein, such financing statements shall perfect the security interests granted to the Agent, for the benefit of the Banks and FBS Business Finance Corporation, pursuant to the Pledge and Security Agreement to the extent such security interests may be perfected by filing financing statements under the Uniform Commercial Code.

     6. There has been created under the Pledge and Security Agreement a valid security interest in the Pledged Mortgage Loans (as defined therein). Assuming delivery to, and the continued possession by, the Agent of the Mortgage Notes relating to the Pledged Mortgage Loans, said security interests shall be perfected. The laws of certain jurisdictions may require the recordation of an assignment of each Mortgage in order to perfect a security interest in the Mortgage (as opposed to the Mortgage Note secured thereby). If the Agent does not record its assignment of the Mortgages in such jurisdictions, I express no opinion as to the Agent's perfected security interest in such Mortgages (as opposed to the Mortgage Notes secured thereby).

     7. To the best knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against or affecting either Transaction Party or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which (i) challenge the legality, validity or enforceability of any Loan Document, or (ii) if determined adversely to such Transaction Party, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of either Transaction Party or on the ability of either Transaction Party to perform its obligations under the Loan Documents.

                                                                    EXHIBIT J TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT



                        FORM OF CERTIFICATE CONCERNING
                        BORROWER'S AUTHORIZED EMPLOYEES



     I,_____________________ , am the duly elected Secretary of New Century Mortgage Corporation, a California corporation, and do hereby certify that the following officers and employees of said corporation are authorized to take the following action on behalf of said corporation:

                PERSONNEL AUTHORIZED TO SIGN (a) INSTRUMENTS OR
           (b) COLLATERAL CERTIFICATES, REPORTS AND DIRECTIONS AS TO
                   SHIPMENT OF COLLATERAL TO INVESTORS UNDER
              CREDIT AGREEMENT AND PLEDGE AND SECURITY AGREEMENT

                                                              Telephone
                                                              Number
                                                              (Area Code
Name               Title             Signature                and Number)
----               -----             ---------                -----------

----------------   ----------------  -----------------------  ------------------

----------------   ----------------  -----------------------  ------------------

----------------   ----------------  -----------------------  ------------------

----------------   ----------------  -----------------------  ------------------

----------------   ----------------  -----------------------  ------------------

                PERSONNEL AUTHORIZED TO TELEPHONE INSTRUCTIONS
                      TO AGENT UNDER CREDIT AGREEMENT AND
                         PLEDGE AND SECURITY AGREEMENT

                                                              Telephone
                                                              Number
                                                              (Area Code
Name               Title             Signature                and Number)
----               -----             ---------                -----------

----------------   ----------------  -----------------------  ------------------

----------------   ----------------  -----------------------  ------------------

----------------   ----------------  -----------------------  ------------------

----------------   ----------------  -----------------------  ------------------

----------------   ----------------  -----------------------  ------------------





                PERSONNEL AUTHORIZED TO AMEND SCHEDULES ANNEXED
                   TO ANY OF THE ITEMS SET FORTH IN (b) ABOVE

                                                              Telephone
                                                              Number
                                                              (Area Code
Name               Title             Signature                and Number)
----               -----             ---------                -----------

----------------   ----------------  -----------------------  ------------------

----------------   ----------------  -----------------------  ------------------

----------------   ----------------  -----------------------  ------------------

----------------   ----------------  -----------------------  ------------------

----------------   ----------------  -----------------------  ------------------

SEND ADVICES AND  MAIL TO:

ATTN:


          IN WITNESS WHEREOF I have hereunder set my hand and the seal of the Corporation this ________ day of __________________________, 199_.



                              ------------------------------------------------
                              Title:

SCHEDULES

1.01(a)    Underwriting Guidelines

1.01(b)    Commitment Amounts

3.05       Litigation

4.09       Existing Liens

                               SCHEDULE 1.01(a)

                            UNDERWRITING GUIDELINES
                            -----------------------

                                 See Attached

                                      [LOGO OF NEW CENTURY MORTGAGE CORPORATION]

OPERATIONS MANUAL
                 ===============================================================

                              UNDERWRITING TERMS

                                      AND

                                    ISSUES

                                      [LOGO OF NEW CENTURY MORTGAGE CORPORATION]

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                            UNDERWRITING GUIDELINES

1.   ADJUSTMENTS TO INCOME

     It is acceptable in determining an individuals qualifying income to add back to adjusted gross income non-cash items such as depreciation, depletion, or amortization. Generally, such adjustments are not applicable in the analysis of corporate and partnership returns.

     Documented loss carry forward from previous tax years, and non-recurring losses such as casualty losses can also be added back to adjusted gross income. Non-recurring gains must be subtracted from gross income. Where it has been established by documentation that the hourly wage earner has a pattern of overtime that will continue in the future, the applicants stable monthly income may include the overtime earnings. Appropriate ways of verifying are VOE and check-stubs.

2.   APPRAISAL

     The fair market value of the security property and likelihood that it will retain adequate value are important considerations in evaluating an application for a home loan. New Century's appraisal policies and procedures are set forth in a separate section of this manual.

3.   BANKRUPTCY ISSUES

     For the purpose of determining the period of time since a bankruptcy:

     a)  Use date of discharge for Chapter 7.

     b) Use date of filing for Chapter 11 and 13, provided that the borrowers have been paying the court as agreed for a minimum of 12 months or the term of the bankruptcy, whichever is greater.

4.   BANK STATEMENTS

     In the event signed federal income tax returns or other required evidence of income is unavailable, New Century will accept 10 - 12 consecutive months of bank statements showing receipt of income on a periodic basis.

5.   COLLECTION ACCOUNTS

     Includes collections, charge-offs and judgments that are not perfected liens against the subject property. Depending on the risk grade and loan program it may be necessary to

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     pay open collection accounts from the loan proceeds. Amounts allowed as outlined on the underwriting matrix are a total of all unpaid accounts. All accounts discharged in a bankruptcy should be treated as paid accounts.

6.   COMBINED LTV (CLTV)

     The combined value of all senior and subordinate recorded liens stated as a percentage of the value of the subject property (i.e. $50,000 1st Trust Deed, + 20,000 2nd Trust Deed = 70% CLTV on a $100,000 property).

7.   CONDITIONAL LOAN APPROVAL

     New Century's written approval notifying a borrower or broker of acceptable loan amount and terms. The conditional approval includes all required conditions to be satisfied prior to loan funding.

8.   CONDOMINIUM

     One unit in a multi-unit project with common walls. Individual units in a project should be primarily owner-occupied (exceptions are considered at reduced LTV basis). To be eligible as security property, each condominium must be owned in an individual fee estate, possess a separate tax parcel number, appropriate exclusive and non-exclusive easements and membership in a Homeowners Association.

     All condominium loans require a Homeowners Association Certification showing no pending litigation, reasonable delinquency on association dues, and verification of the percentage of units which are owner occupied.

9.   CREDIT APPROVAL

     New Century's written approval notifying the branch or broker of acceptable loan amount, terms and conditions required for funding, subject to receipt of the appraisal review.

10.  CREDIT HISTORY

     Creditworthiness is a component of a borrower's credit history. When you develop information about a borrower's credit history, you need to determine both the borrower's general credit history and his or her specific credit history regarding payment of credit and voluntary financial obligations. (see program parameters for specific requirements)

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11.  CREDIT REPORT

     New Century obtains an original, complete credit report from a credit reporting agency on each applicant applying for a loan prior to underwriting the file. At funding, the credit report in the file must be no more than 60 days old.

     When analyzing the applicant's credit history, special attention should be given to the following derogatory factors:

        . Previous extensions of credit written off as bad debts (charge off) . Late charges assessed on real estate secured loans
        .  Previous mortgage loan defaults or foreclosures
        .  Slow payment records
        .  Liens & Judgments
        .  Bankruptcy
        .  Repossessions
        .  Garnishments
        .  Attachments
        .  Tax Liens

12.  CREDIT WORTHINESS

     New Century evaluates each applicant's credit worthiness on an individual basis. In determining the credit worthiness of an applicant, New Century will consider, factors such as the applicants income, the applicant's anticipated monthly expenses, the applicants credit history, debt-to income ratio, likelihood of foreclosure, desirability of the subject property, prevailing market rates, pricing, and loan to value.

     If in the review of credit history it appears the applicant has little or no evidence of borrowing, it is the policy of New Century to rely on other criteria in evaluating qualification. Loan approval is not restricted by limited credit history.

13.  DEBT RATIO (DR)

     An applicant's debt ratio can be determined by dividing their total monthly debts by their total monthly income.

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   Front End
   ---------

      . Principal and interest payments for the borrower's principal residence, calculated as follows:

            Six Month Adjustable - Calculations are based on either 1% over the start rate or fully indexed rate, whichever is less but never lower than the start rate

            Fixed - Calculations are based on the note rate.

      . Hazard insurance. Use $3.00 per $1000.00 in principle amount of the loan amount to estimate the annual premium.

      . Real estate taxes and/or assessments. On purchase money loans, estimate annual taxes at 1.25% of purchase price.

      . Payments on subordinate financing on the borrowers principal residence (if applicable).

      . Homeowners association fees on the borrowers principal residence (if applicable).

      . Leasehold payments on the borrowers principal residence (if applicable).

   Back End
   --------

      . Revolving debts with a balance greater than $100 In the absence of a stated payment, 3% of the outstanding balance is considered to be the required monthly payment for bank cards, and 5% for department store cards.

      . Alimony, child support or separate maintenance payments (if applicable).

      . Payments on all installment debts which have maturity dates in excess of 10 months.

      . Aggregate negative net rental income from all investment properties owned.

      .  Monthly mortgage payments for second homes.

14.  DEROGATORY CREDIT LETTER

     Applicants are encouraged to bring any special circumstances to New Century's attention at application. All such circumstances will be taken into consideration when evaluating the credit worthiness of the applicant. A previous history of slow or non-payment of obligations. Explanation should include reference to mortgage rates, bankruptcies, judgments, collection accounts, charge offs and/or late payments.

     If the applicants credit history reflects late payments of significant dollar amounts or more than one debt is involved, New Century will question whether the late payments were due to the applicants disregard for or mismanagement of their financial obligations

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     or to outside factors beyond the control of the applicant. Whether to request an explanation letter or not will be based on the following:

        .    The age of the account.

        .    The frequency and severity of the late payments.

        .    The size of the account balance.

        .    How long ago the late payments occurred.

        .    The status of the applicants other credit accounts.

15.  EMPLOYMENT HISTORY

     A reasonable period for employment to be verified is two full years. In cases where a borrower has an employment history of less than two years and was previously in school or in the military, you may obtain a copy of his or her diploma, transcript, or discharge papers. When you evaluate stability in his or her employment consider the following: check for employment gaps, review the reason, length of the gap and current market trends. You can give favorable consideration to borrowers who successfully change jobs frequently to advance within the same line of work and maintain or improve their income.

16.  FULL DOC

     Two verified items showing monthly income for a 12 month period meet the requirement for full doc. See the underwriting matrix guidelines for specific requirements. If the applicant supplies two years of complete tax returns, this will generally satisfy Full Doc requirements. If a file contains sufficient income documentation for a full doc loan , but is missing the verification of funds to close, then the loan will be placed in a limited doc program. If the file has full income documentation, the requirement for 10-12 months worth of bank statements is not required.

17.  FULLY INDEXED

     The interest rate on an adjustable rate loan which is equal to the index plus the margin. Loans may have start rates that are not fully indexed at the point of loan funding.

18.  FUNDING CONDITIONS

     Outstanding documentation required of the borrower(s) prior to the funding of the loan.

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19.  INCOME VERIFICATION

     New Century requires that a loan applicant exhibit stable monthly income sufficient to make monthly mortgage payments on time, and meet basic living expenses and other financial obligations.

     Original documentation, or legible copies with signatures provided by the applicant(s) and/or broker intended to verify income available for the repayment of the loan. Commonly acceptable items include:

       . Verification of Employment Form (VOE) - original, less than 90 days old at the time of submission.

       . Paycheck Stubs covering a full month period (year-to-date figure is satisfactory), must be less than 90 days old at the time of submission.

       .  W-2 Forms.

       .  1099's.

       . Federal Tax returns (1040's) - signed with live signatures. (Form 4506 required at closing.)

       .  Corporate Tax Returns (1120) - signed with live signatures.

       .  Interest/Dividend income - statements.

       . Partnership Tax Returns - signed with live signatures. K-1 may be accepted.

       . Profit and Loss statements for the applicable entity, should be year to date through the most recent quarter (less than 90 days old.)

       . Bank Statements - Consecutive months on one personal account. Business statements are generally not sufficient as sole-source of income documentation but may validate business existence and may be used if other factors support.

       . Social Security - award statements, check copies, automatic bank deposits.

       . Child Support and/or Alimony - copy of filed divorce decree to support amount and duration. Canceled checks or deposit verification may be necessary.

       . Rental Income - for the first 4 properties owned, 90% of rental income will be used. For over 4 properties, use 75%.

       .  Public Assistance - award notices, check copies.

       . Pension/Retirement - award notices, check copies, automatic bank deposits.

       . Where it is indicated that the applicant receives public assistance (i.e. welfare), documentation provided as evidence must indicate the assistance is continuous and no special circumstances are required for its continuation (i.e. residency). A copy of a recent check, in most cases, will suffice as documentation.

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20.  INDEX

     The basic interest rate to which the margin is added to compute the fully indexed interest rate. New Century uses the 6 months "LIBOR"(London Inter Bank Offered Rate) as published daily in The Wall Street Journal.

21.  LEASEHOLD ESTATES

     May be acceptable security for a loan if an attorneys letter is received verifying that:

       . Lease term does not expire until after 5 years beyond the term of the loan.

       .    Sub-lease payments at least equal to lease payments.

       . Lease and sub-lease do not permit increases in the lease payments that are not specified.

       .    Lease must provide for written notice for lessee to cure default.

       .    Lease must permit mortgage encumbrance.

       .    Lease must permit assignment of leasehold estate.

       . Lease must grant leasehold mortgagee (lender) the right to acquire the property in its own name.

22.  LIENS AND JUDGMENTS

     Must be paid at funding if they constitute a lien against the subject property. Liens (mechanics liens, tax liens, etc.) are non-credit related items which are reflected on credit reports and/or preliminary title reports. Since the liens do not necessarily reflect a borrower's inability and/or unwillingness to repay a debt, it is the policy of New Century to rely on other criteria in evaluating qualification. Loan approval is not restricted by the existence of liens.

23.  LOAN APPROVAL AUTHORITIES

     It is the policy of New Century to establish loan approval authority commensurate with the knowledge and technical abilities of the individual underwriters. Such authority levels are set forth in a separate section of this manual.

24.  LOAN PACKAGE - COMPLETE

     A complete loan package refers to all required documentation and conditions necessary to satisfy New Century's loan policies and procedures, and the title insurer. All fundings, will require a complete loan package.

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25.  LOAN PACKAGE - MINIMUM

     New Century has established minimum requirements for all loan files submitted to underwriting. The following is a list of those requirements,

        .  A 1003 loan application

        .  Credit report less than 90 days old at submission

        .  A preliminary title report

        .  An appraisal

        . Some form of income documentation (see underwriting matrix for program requirements)

        .  A written loan request

26.  LOAN SIZE AND TERM

     The minimum loan amount for all New Century loan programs is $10,000. The maximum loan amount is $500,000 depending on the loan program and other factors. (see underwriting matrix).

     All loan programs offer the option of either (15) fifteen or (30) thirty year fully amortized terms.

27.  LOAN TERMS

     The terms of a loan refer to the start margin, APR, prepayment penalty, index and the number of months scheduled for repayment. Stated in all loan disclosures, the Note and the Itemization of the amount financed.

28.  LOANS TO BROKERS/BROKERS EMPLOYEES

     It is the policy of New Century to deny loans to any broker, or employee of a broker, or borrower who has an existing relationship with New Century. Any exception to this policy requires senior management and legal approval.

29.  LOAN-TO-VALUE RATIOS (LTV)

     The ratio of the amount of the loan request to the cost or value of the subject property. For calculation purposes, value is defined as the lesser of the sales price or appraised value of the subject property. New Century's underwriting matrix specifies LTV restrictions.

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30.  MARGIN

     The amount expressed in basis points added to the index to compute the fully indexed interest rate.

31.  MARKETABILITY

     One of the major factors in the loan decision is the marketability of the subject property. The appraisal will state the approximate time it would normally take for the subject to sell, based on trends, zoning, and the condition of the property. New Century will require that the value be based on twelve months or less marketing time. (The number of months an appraiser and New Century's appraisal reviewer forecast it would take the subject property to sell.)

32.  MAXIMUM ACREAGE

     Generally, 5 acres is the maximum, but New Century will consider up to 10 acre properties on a case-by-case basis.

33.  MAXIMUM LOANS TO ONE BORROWER

     It is the policy of New Century that due to the risk and exposure associated with lending to one individual, the maximum total loan amounts to one borrower is $500,000, within any specific pool of loans. If the concentration of loans in a specific area is an issue, decision to be made on a case by case basis.

34.  NON-CONFORMING ZONING

     Zoning refers to what type of improvement the city or local ordinance allows on the subject property stated in the appraisal is the specific zoning classification of the property and whether or not the improvements are legal, legal non-conforming, or illegal use of the property. It is a requirement of New Century, that when properties are zoned legal non-conforming, a "rebuild letter" from the city stating that it can be rebuilt to its current use be obtained.

35.  NON-TAXABLE INCOME

     Verified nontaxable income must be given special consideration when it is determined that such income will continue and remain untaxed for the foreseeable future. Examples of nontaxable income include, but are not limited to:

          .  Certain military allowances

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       .  Certain retirement income

       .  Disability payments

       .  Workers compensation benefits

       .  Child support payments

       .  Certain types of public assistance payments.

     It is New Century's policy that an applicant with non-taxable income can be evaluated in the same manner as a borrower who has taxable gross income. The Underwriter may adjust or "gross up" the applicant(s) actual income by using current income tax tables,

36.  OWNER-OCCUPIED

     The subject property or at least one unit of a 2-4 unit property is occupied by the applicant/owner as their permanent residence. In the event the borrower resides in the subject property, the debt ratio will be calculated by subtracting 90% of the gross rents from the property loan payment.

37.  PLANNED UNIT DEVELOPMENT

     A PUD can be attached or detached planned unit development housing. A detached PUD may be considered an SFR for risk classification. An attached PUD will be considered the same as condominiums (See Condominiums).

38.  POWER OF ATTORNEY

     Acceptable only if specific, if closed by title company and approved by the New Century general counsel.

39.  PRIVATE, GRAVEL OR DIRT ROADS

     Private, gravel, or dirt roads are allowed if common to the area and road is in good condition. If not serviced by city or county New Century will generally not require a road maintenance agreement.

40.  PROFIT AND LOSS STATEMENT

     A written itemized summary of business profit and loss for a specific period.

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41.  PROPERTY TYPE

     New Century will consider loans on the following property types:

       .  Single Family Residences

       .  Condominiums

       .  Planned Unit Developments (PUD)

       .  2 To 4 Family Units

42.  RISK CLASSIFICATION

     The evaluation of the applicants credit history, (debt ratio), and other factors. Based on the underwriting analysis and factors outlined in the underwriting matrix, a risk classification is assigned.

43.  RISK UPGRADE
     If underwriting cannot approve the loan as submitted, the underwriter will review the file for a possible risk classification up-grade - see procedures

44.  RURAL PROPERTIES

     Properties located in remote or isolated areas generally are difficult to value or market. Therefore, rural properties may necessitate a reduced LTV to compensate for the increased valuation or marketability risk.

     Properties located in the following areas will be considered rural properties:

       .  Mountain Resort Areas

       .  Desert Resort Areas

       . Properties over 25 miles from a metropolitan area with a population greater than 75,000.

       . Properties identified on the appraisal as being rural or an area of poor marketability.

45.  SEASONING

     If the purchase date of the subject property is less than or equal to 6 months, use the purchase price or the appraised value, whichever is lower. If the purchase date is greater than 6 months, use the appraised value.

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46.  SELF-EMPLOYMENT

     An applicant whose primary source of income is derived from a business or activity in which the borrower owns either all or a partial interest. Is considered self-employed. Self-Employment represents a broad range of income situations and therefore each loan submitted for a self-employed borrower must be dealt with on a case by case basis. Generally, for higher LTV's it is prudent to require verification that is generated by an independent source (i.e., business license, bank statements, business phone listing etc.). For lower LTV's a business card or copies of marketing material may be satisfactory.

47.  SPECIAL FLOOD HAZARD AREA (SFHA)

     All appraisals must indicate whether or not the property is located in a special flood hazard area identified by the Federal Emergency Management Agency (FEMA). If the property is located in a Special Flood Hazard Area, then flood insurance is required. The SFHA determination will generally be confirmed by New Century through an independent party.

48.  STABLE MONTHLY INCOME

     Income stability is based on the probability that the income will continue into the foreseeable future.

     If sources are verified, the following may be considered in determining stable monthly income:

         .  Gross monthly income from primary employment base earnings.

         .  Gross monthly income as a self employed business person.

         . Rental income from other real estate after deducting any loan payments, real estate taxes and/or assessments, hazard insurance, and maintenance.

         . Interest income from savings accounts and listed stocks and bonds; the balances of which are not to be used for the down payment.

         .  Income from part-time employment if it is of a continuing nature.

         . Overtime pay if it is characteristic of the industry, has been paid in the past and it is reasonably likely to be paid in the future.

         . Bonuses if there is a reasonable probability that they will continue to be received in the future.

         . If the applicant chooses to disclose, income from alimony, child support, separate maintenance, public assistance, or retirement benefits.

         . Pension plan payments, social security payments, or disability income.

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49.  START RATE

     The start rate is the initial and usually the minimum interest rate on a loan. It can be more or less than the fully indexed interest rate.

50.  SUBJECT PROPERTY

     The property used as the security for the loan.

51.  SUBORDINATED SECONDS

     If fully amortized, there is no limit on term of subordinated seconds. On balloon seconds, the minimum term is 5 years.

52.  TELEPHONE VERIFICATION OF EMPLOYMENT

     It is the policy of New Century that, prior to disbursement of loan proceeds, a phone verification of the applicants employment be documented. The documentation will include, the name of employee conducting the verification, date of the contact, the name and title of the person contacted and whether employment was confirmed, denied or verification was refused.

53.  UNDERWRITING EXCEPTIONS

     Special situation or unusual circumstances may warrant exceptions to the underwriting policies. All exceptions must be approved and explanation must be documented. See the underwriting approval matrix for signatures required.

54.  VERIFICATION OF FUNDS TO CLOSE

     It may be necessary to obtain verification of the funds that the applicant intends to contribute to the loan transaction. The following documentation is acceptable:

     a)    deposit accounts
     b)    stock/or securities account
     c)    sale of previous home(HUD 1 statement)

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     d)  gift
            Before using funds from gifts, a borrower needs to use his or her own funds to make a down payment equal to at least 5 percent of the sales price of the property. If a gift is to be used, a statement from the donor saying that no repayment is expected will be required. Verification of funds will be required for the amount of the gift. (We have a gift letter form).

     e)  certified escrow receipt
     f)  401K accounts

55.  VERIFICATION OF MORTGAGE PAYMENT HISTORY

     It is the policy of New Century that the mortgage payment history on the applicants primary residence and the subject property must be verified and documented for the twelve month period prior to the mortgage application. The following are acceptable forms of mortgage payment verification:

         .  Direct written reference from the mortgagee.

         .  Reference contained in a credit report.

         .  Canceled checks to cover the most recent 12-month period.

         . Telephone verification by a New Century Associate. This must include documenting the following information:

         .  Name of the lender.

         .  Name of the lender's employee providing the verification.

         .  Telephone number of the lender.

         .  Account number on the mortgage being verified.

         .  Date the verbal verification was given.

         .  Name of the New Century Associate obtaining the verification.

         . In states where actions taken against real estate are not recorded with the county recorder, the lien holders must be contacted to verify that no actions are being taken against the subject property.

56.  WAGE EARNER

     An applicant whose income (wages or salary) are derived through employment by a business in which the applicant has little or no ownership interest.


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                                  EVALUATING

                                    CREDIT

















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NEW CENTURY'S UNDERWRITING GUIDELINES

New Century's chief objectives in underwriting mortgage loans are:

 . Determining the borrower's ability and willingness to repay a loan according to its terms.

 . Determining that the property securing the loan provides sufficient value to recover the lender's investment in the event of loan default.

New Century's lending philosophy precludes making automatic judgments based on the face value of a loan. The overall situation of each individual borrower must be analyzed in order to account for compensating factors which may be used to offset specific areas of weakness.

An applicant's willingness to repay his loan, though a subjective determination, can be judged by evaluating the applicant's past use of credit. Caution is used in reviewing any applicant whose credit history is characterized by Notices of Default, foreclosures, bankruptcy, judgments, tax liens, charge offs, or collection accounts. In evaluating an applicant's credit problems, the key is to determine whether any derogatory information is the result of an isolated problem, poor financial planning, or a general lack of regard for credit obligations.

When evaluating a borrower's credit history, New Century evaluates the last 12 months before grading the customer. Borrowers with questionable credit histories must be given an opportunity to explain their derogatory credit.

New Century offers five credit risk programs:  A+,A-,B,C,C-.

Following are the underwriting matrixes for each individual program


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MISCELLANEOUS
APPRAISAL

 .    New Century will consider loans on the following property types:
       a.   Single Family Residence
       b.   Town Home
       c.   Condominium
       d.   Planned Unit Development (PUD)
       e.   Up to 4 Family Units.

 .    The maximum acceptable property size is 5 acres, however, up to 10 acres may be approved on a case by case basis.

 .    Condo requirements - Fee ownership of one unit in a multi-unit condominium project or complex, generally with common wall. The condominium project must be 50% owner-occupied. Each unit must possess:

       1.   An individual fee interest

       2.   Separate tax parcel number

       3.    Appropriate exclusive and non-exclusive easements

       4.    Membership in a Homeowners Association

       5. Homeowners Association Certificate showing no pending litigation, reasonable delinquency on association dues and verification of percentage of units owner-occupied.

       6. In the case of a condominium regime with separate parcel numbers, no association dues are required.

 .    Equity exchange properties will be allowed, provided that both properties are evaluated and appraised.

 .    No cross collateralized loans. (may be approved on an exception basis with signature from the Chief Credit Officer).

 .    No loans on homes with construction in progress, unless it will be completed before loan is closed.

 .    No vacant land loans.

 .    No vacant properties, with the exception of purchases and second homes.

 .    Leasehold land subject to the Legal Department's approval.


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                 ===============================================================


Properties located in remote or isolated areas generally are difficult to value or market. Therefore, rural properties may necessitate a reduced LTV to compensate for the increased valuation or marketability risk. The following will be considered rural properties:

   1.    Mountain resort areas

   2.    Desert resort areas

   3. Properties over 25 miles from a metropolitan area with a population greater than 75,000

   4. Properties identified on the appraisal as being rural or in an area of poor marketability.


CREDIT

 .    All derogatory credit will require a letter of explanation for all past due credit.

 .    If in the review of the credit history it appears that the applicant has little or no evidence of borrowing, it is the policy of New Century to rely on other criteria in evaluating qualification. Loan approval is not restricted by limited credit history. Where special circumstances may adversely affect the credit decision, applicants should submit an explanation to assist in the decision process.

 .    Rolling 30's will be counted as one late until the 7th consecutive late
     (for example CCC111111CCC, counts as one late), beginning with the 7th it will be cumulative (for example CC111111111C, counts as four lates).

 .    Notices of Default (NOD) count from the date of reinstatement.

 .    Loans secured by timeshares will be considered as installment debts.

 .    Loan approvals are active for 45 days.

INCOME

 .    Room rents will be allowed. However, the tenant may not be a family member.
     6 months canceled checks or tax returns will be required (rental income rule applies).

 .    Child Support income may be used with a remaining term of 2 years minimum, a Divorce Decree and 6 months canceled checks, or any other reasonable documentation must be provided.

 .    Alimony income may be used with a remaining term of 2 years minimum.  6 months bank statements and/or canceled checks or any other reasonable documentation must be provided.

 .    Where using income received on the behalf of a child to qualify, the child's maximum acceptable age is 16 years old.

                                      [LOGO OF NEW CENTURY MORTGAGE CORPORATION]
OPERATIONS MANUAL
                 ===============================================================

UNDERWRITING

 .    The age of documentation should be 90 days or less.

 .    All loans will require a Flood Certificate.

 .    Homeowners Association (H.O.A.) will require certification.

 .    The lesser of the Appraised Value or the Purchase Amount will be used.

 .    Adding someone to Title strictly for qualification purposes will not be allowed.

 .    Loans behind a Line of Credit will require an estoppel agreement.

 .    All loan files will require a Full ALTA preliminary with address addendum.

 .    All purchase money loan files which exceed 75% LTV will require a Termite
     Report. (may be waived on a case by case basis)

 .    Gifts must be from a relative and donor must provide for no repayment. 5%
     must be from borrowers own funds.

 .    Qualifying rate will be the fully indexed rate (index + margin) or start rate plus 1, whichever is less.

 .    It is the policy of New Century that due to the risk and exposure associated in lending to one individual, the maximum total loan amount to one borrower is $500,000 with a maximum number of loans of five. Any exception to this rule must be approved on a case by case basis by the Chief Credit Officer. Non-owner loans where the concentration of loans in a specific area is an issue, decision must also be made on a case by case basis.

 .    The following encumbrance rule applies on CLTV's from 75% - 80%: 25%
     encumbrance minimum.

 .    Subordinate liens must be approved prior to final approval.
                                        -----

 .    No loans behind a negative amortization first mortgage.

 .    On VA or Cal Vet first mortgages, an approval to encumber letter must be in file.

 .    Private party first mortgages must provide copy of note, and the term of the first must not exceed the term of New Century's loan.

 .    The following will apply to lease options. LTV will be based on the Review
     Appraisal Final Value if the Lease Option Purchase Price established 12 months or more prior to funding. The LTV will be based on lower of Review Appraisal Final Amount or Lease Option Purchase Price if the Lease Option Purchase established less than 12 months prior to funding.

 .    No escrow holdbacks.

 .    No mixed use properties.

 .    No loans to corporations, partnerships, businesses or trusts.

                                      [LOGO OF NEW CENTURY MORTGAGE CORPORATION]
OPERATIONS MANUAL
                 ===============================================================


 .    On purchase money loans with LTV's greater than 70%, a Verification of
     Deposit (VOD) with 3 months history will be required.

Acceptable types of mortgage verification are as follows;

        1.    10-12 months consecutive bank statements
        2.    Verification of mortgage (VOM)
        3.    12 months canceled checks
        4.    Credit bureau

 .    All wholesale loans must have escrow instructions.  Retail loans only require escrow on purchase money transactions.

 .    Terms on subordinate seconds-Fully amortized no limit on terms, on balloon term 5 years.

 .    Power of Attorneys will be allowed on a case by case basis. It must be specific to the transaction and there must be a reasonable explanation on why the borrower cannot sign.

 .    No loans to developers on property located in their own development. (may be approved on an exception basis with signature from Chief Credit
     Officer).

 .    Retail branch personnel are permitted to notarize only New Century Deeds of
     Trust. Any other documents require prior approval from appropriate department managers or a corporate officer of the company. (Witness jurats are to be used only when an individual is waiting to become a notary)

 .    New Century Mortgage does not offer Section 32 loans. A section 32 worksheet must be completed on every loan submitted to New Century Mortgage in order to determine if the loan falls in this category.

                                      [LOGO OF NEW CENTURY MORTGAGE CORPORATION]
OPERATIONS MANUAL
                 ===============================================================

                             RISK UPGRADE FORMULA

In cases in which a loan cannot be approved as submitted, even though compensating factors support the approval, the loan can be upgraded to qualify for the risk classification that it was submitted under.

New Century will allow its underwriters to apply the risk upgrade formula specified below. Qualifying upgrades granted through the use of New Century's Risk Upgrade Formula will not be counted as an underwriting exception. However, documentation via a completed Upgraded Approval Form must be in the file. Any upgrade or exception to guidelines not supported by an Upgrade Approval Form will be considered an underwriting exception.

                                UPGRADE FACTORS

                                                                         POINTS
        LTV Under                   5%                                      1
            Program                 10%                                     2
                                    15%                                     3

        Mortgage Credit             1 x 30 Last 12 mos.                     2
                                    0 x 30 Last 12 mos.                     3

        Job Stability               greater than or equal to 5 yrs          1
                                    greater than or equal to 10 yrs         2

        Time in Residence for       greater than or equal to 5 yrs          1
        Primary Borrower            greater than or equal to 10 yrs

        Debt Ratio  Under Program   5%                                      1
                    Max             10%                                     2


4 POINTS = UPGRADE

No Upgrades to A+ are allowed

Maximum upgrade is one risk classification

                      NEW CENTURY CORPORATION GUIDELINES


Parameters                      A+                             A-                             B
---------------------------------------------------------------------------------------------------------------------
  Maximum         Full Doc Owner Occ SFR 90%     Full Doc Owner Occ SFR 85%     Full Doc Owner Occ SFR  80%
     &            Limited Owner Occ SFR 80%      Limited Owner Occ SFR 75%      Limited Owner Occ SFR 75%
Adjustments       Stated Owner Occ SFR 75%       Stated Owner Occ SFR 75%       Stated Owner Occ SFR 70%
                  -10% for Non-owner             -10% for Non-owner             -5% for Non-owner
                  -10% for Condo/PUD             -5% for Condo/PUD              -5% for Condo/PUD
                  -10% 2-4 units                 -5% 2-4 units                  -5% 2-4 units
                  Less than or equal to          Less than or equal to          Less than or equal to
                  70% LTV = No Adjustments       70% LTV = No Adjustments       65% LTV = No Adjustments
---------------------------------------------------------------------------------------------------------------------
 Maximum          500 less than 80%              500 less than 80%              500 less than 80%
  Loan            400 greater than 80%           400 greater than 80%           400 greater than 80%
 Amounts
---------------------------------------------------------------------------------------------------------------------
 Debt to          45%                            55%                            60%
 Income
  Ratio
---------------------------------------------------------------------------------------------------------------------
Mortgage Credit   Greater than or equal to 85%   Greater than 75% LTV =         Greater than 75% LTV = 4 x 30
12 Mos History     LTV = 0 x 30                   2 x 30

                  Less than 85% LTV = 1 x 30     Less than or equal to 75%      Less than or equal to 75% LTV =
                                                  LTV = 3 x 30                   4 x 30, 1 x 60
---------------------------------------------------------------------------------------------------------------------
  Consumer        Overall execellent credit      Overall Good Credit            Past/Present 30's
   Credit                                        Medical Derogs not             2 x 60 & 2 x 90
***Footnote                                       considered                    Medical Derogs not considered
   below                                                                        Additional Isolated Derogs Allowed
                                                                                On A Case By Case Basis
---------------------------------------------------------------------------------------------------------------------
Bankruptcy        Chapter 7 greater than or      Chapter 7 greater than         Chapter 7 greater than or equal to
                   equal to 3 years               or equal to 2 years            2 years
                  From discharge date            From discharge date            From discharge date
                  Chapter 13 greater than or     Chapter 13 greater than or     Chapter 13 greater than or equal to
                   equal to 3 years from          equal to 2 years from          2 years from filing date with
                   filing date with rating        filing date with rating        rating from bankruptcy trustee
                   from bankruptcy trustee        from bankruptcy trustee
----------------------------------------------------------------------------------------------------------------------
 Notice of        3 years                        3 years                        2 years
  Default
----------------------------------------------------------------------------------------------------------------------
Collections &     None                           Less than $500 Coll & Major    Less than $1,000 Coll & Major Derog
 Major Derog                                      Derog Allowed                  Allowed
Liens & Judgments                                P/O required on case by case   P/O required on case by case
 Charge-off                                      Satisfied Liens/Judgments      Satisfied Liens/Judgments Allowed
                                                  Allowed                        Chg. Off's case by case
----------------------------------------------------------------------------------------------------------------------
Second Mortgage   -5% L.T.V.                      -5% L.T.V.                    -5% L.T.V.
Max CLTV & Max
Combined Ln Amt.
---------------------------------------------------------------------------------------------------------------------
Cash Out          LTV's greater than or equal     Not Applicable                Not Applicable
                   to 85%, max cash out 1%
                   including consumer debt
---------------------------------------------------------------------------------------------------------------------


Parameters                      C                                                              C-
-----------------------------------------------------------------------------------------------------------------------------
  Maximum          Full Doc Owner Occ SFR 75%                          Full Doc Owner Occ SFR 70%
     &             Limited Owner Occ SFR 70%                           Limited Owner Occ SFR 65%
Adjustments        Stated Owner Occ SFR 70%                            Stated Owner Occ SFR 60%
                   -5% for Non-owner (full doc only)                   -5% for Non-owner (full doc only)
                   -5% for Condo/PUD                                   -5% for Condo/PUD
                   -5% 2-4 units                                       -5% 2-4 units
                   Less than or equal to 65% LTV = No Adjustments      Less than or equal to 60% LTV = No Adjustments
-----------------------------------------------------------------------------------------------------------------------------
 Maximum           Full Doc $350,000                                   Full Doc $250,000
  Loan             Limited Doc $250,000                                Limited Doc $250,000
 Amounts           Stated Income $200,000                              Stated Income $200,000
-----------------------------------------------------------------------------------------------------------------------------
 Debt to           60%                                                 Greater than or equal to 65% LTV = 60% D.R.
 Income                                                                Less than 65% LTV = 65% D.R.
  Ratio
-----------------------------------------------------------------------------------------------------------------------------
Mortgage Credit    Greater than 70% LTV = 30's O.K., 2 x 60 or         Greater than 65% LTV = 30's, 60's O.K., 2 x 90, 1 x 12
12 Mos History      1 x 90
                   Less than or equal to 70% LTV = 30's, 60's          Less than or equal to 65% LTV = Curr NOD (case by case)
                    O.K., 2 x 90
------------------------------------------------------------------------------------------------------------------------------
  Consumer         Past/Present 30's & 60's                            Derog Credit Allowed
   Credit          3 x 90 & 1 x 120
***Footnote        Medical Derogs not considered
   Below           Additional Isolated Derogs Allowed
                   On A Case By Case Basis
------------------------------------------------------------------------------------------------------------------------------
Bankruptcy         Chapter 7 greater than or equal to 18 months        Chapter 7 less than 12 months allowed
                   From discharge date                                 From discharge date
                   Chapter 13 greater than or equal to 18 months       Chapter 13 less than 12 months allowed
------------------------------------------------------------------------------------------------------------------------------
 Notice of         18 Months                                           Under 18 months allowed
  Default
------------------------------------------------------------------------------------------------------------------------------
  Collections &    Less than $2,500 Coll. & Chg.-Off, Allowed          Less than $5,000 Coll. & Chg.-Off, Allowed
   Major Derog     P/O required on case by case                        P/O required on case by case
Leins & Judgments  Satisfied Liens/Judgments Allowed                   Satisfied Liens/Judgments Allowed
   Charge-off
------------------------------------------------------------------------------------------------------------------------------
Second Mortgage    -5% L.T.V.                                          -5% L.T.V.
Max CLTV & Max
Combined Ln Amt.
------------------------------------------------------------------------------------------------------------------------------
Cash Out           Not Applicable                                      Not Applicable
------------------------------------------------------------------------------------------------------------------------------

***24 months review for A+ and A-            12 months reviewed on B, C and C-

[LOGO OF NEW CENTURY               JUMBO PROGRAM                        DRAFT
MORTGAGE CORPORATION]               NEW CENTURY                        7-23-97

                      FULL DOC OWNER OCCUPIED SFR PROGRAM


                                                                                                             COLLECTIONS
RISK GRADE    LOAN TO    LOAN SIZE      CONSUMER CREDIT        MORTGAGE      BK       NOD      CASH          -----------
              VALUE %      $MM                                 HISTORY                          OUT          CHARGE OFFS
-----------------------------------------------------------------------------------------------------------------------------
     A+          65        1 mil+        Overall Excellent      0 X 30      3 YR      5 YR      OK         Less than 500 OK
                 70      750-1 mil         Isolated minor       1 X 30
                 75      500-750        items; Case by Case
-----------------------------------------------------------------------------------------------------------------------------
     A-          65      750-1 mil            30s OK            2 X 30      2 YR      3 YR      OK         Less than 500 OK
                 70      500-750        2 X 60, Overall Good
-----------------------------------------------------------------------------------------------------------------------------
     B           60      800-1 mil            30s OK            3 X 30      2 YR      2 YR      OK         Less than 1,000 OK
                 65      700-800          2 X 60, 2 X 90
                 70      500-700        Overall Good Credit
-----------------------------------------------------------------------------------------------------------------------------


 .  Debt Ratio is LTV Driven         .  For B, A- and A+, the following applies:  Non-owner  .  Limited or Stated on a B, A- and A+;
   75%/45%  70%/50%   65%/55%          greater than 750 reduce LTV by 10% and less than 750    reduce LTV by 5% (CLTV reduction may
                                       reduce LTV by 5%                                        be waived with compensating cash
                                                                                               reserves)

 .  24 Months Consumer and           .  Loans over 500K require two Appraisals.  1 must be   .  Stated must provide 3 months bank
   Mortgage Credit for over            reviewed.                                               statements Personal and Business to
   750K.  12 Months on all others                                                              show cash flow or V.O.D.s

 .  24 Mos Bank Statements for       .  Loans over 1 mil on a case by case basis             .  Medical and Non-Credit Delinquency
   FULL DOC                                                                                    allowed

 .  C, C- on case by case basis      .  Exception requires 2 of 3 signatures COO, CCO, CEO


                  [LOGO OF NEW CENTURY MORTGAGE CORPORATION]

                             MORTGAGE ONLY PROGRAM

                                FULL DOC . SFR

        RISK           LTV        LOAN          MORTGAGE          DEBT
        GRADE                    AMOUNT         HISTORY           RATIO
        ---------------------------------------------------------------
           A+           80        400            0 X 30            50
           A-           75        300            3 X 30            55
        ---------------------------------------------------------------


                              PROGRAM ADJUSTMENT

                 .  Reduce LTV by 5% for Non-owner or 2nd Home
                 .  Reduce LTV by 5% for Condo/PUD
                 .  Reduce LTV by 5% for 2-4 Units
                 .  Reduce LTV by 5% for Limited Doc


                                  HIGHLIGHTS

                 .  Consumer Credit Disregarded
                 .  12 Months Mortgage History
                 .  Rolling 30s OK
                 .  No Adjustments for under 65%

No Stated Income
No B, C Or C- on This Program
No Upgrades
A+ No Bankruptcy or N.O.D. in 3 years
A- No Bankruptcy or N.O.D. in 2 years

                                                           Revision Date 3/18/97

                                                             SCHEDULE 1.01(b) TO
                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT



                                BANK COMMITMENTS
                                ----------------

                                                      Working
                                      Warehousing     Capital
Bank                                  Commitment     Commitment
----                                 -------------   ----------

First Bank National Association       $100,000,000   $4,000,000

Guaranty Federal Bank, F.S.B.         $ 50,000,000        0

Comerica Bank California, Inc.        $ 15,000,000        0

First Union National Bank             $ 25,000,000        0

Residential Funding Corporation       $ 25,000,000        0

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                 SCHEDULE 3.05


                                  LITIGATION
                                  ----------


                                     None.

                                 SCHEDULE 4.09


                                EXISTING LIENS
                                --------------


                                 See attached.

                       [SEAL OF THE STATE OF CALIFORNIA]


CERTIFICATE REQUESTED ON:                                      JULY 28, 1997

  NEW CENTURY MORTGAGE CORPORATION
  @ANY ADDRESS

FINANCING STATEMENT FILED ON     FEB 22, 1996 AT 1125     FILE NO. 9605460183

  DEBTOR:            NEW CENTURY MORTGAGE CORPORATION
                     4910 BIRCH ST, STE 100
                     NEWPORT BEACH, CA 92660

  SECURED PARTY:     FIRST BANK NATIONAL ASSOCIATION, AS COLLATERAL AGENT
                     601 SECOND AVE S
                     MINNEAPOLIS, MN 55402

  AMENDMENT:         NOV 07, 1996 AT 1542

FINANCING STATEMENT FILED ON     APR 08, 1997 AT 1548     FILE NO. 9710060986

  DEBTOR:            NEW CENTURY MORTGAGE CORPORATION
                     ###-##-####
                     4910 BIRCH ST, STE 100
                     NEWPORT BEACH, CA 92660

  SECURED PARTY:     FBS BUSINESS FINANCE CORPORATION
                     POB 1540
                     MINNEAPOLIS, MN 55480

FINANCING STATEMENT FILED ON     APR 10, 1997 AT 1537     FILE NO. 9710260869

  DEBTOR:            NEW CENTURY MORTGAGE CORPORATION
                     ###-##-####
                     4910 BIRCH ST, STE 100
                     NEWPORT BEACH, CA 92660


CERTIFICATE: 97210-R-0532             PAGE 1

                       [SEAL OF THE STATE OF CALIFORNIA]

(CONTINUED)                          APR 10, 1997 AT 1537   FILE NO. 9710260869

    SECURED PARTY:    FBS BUSINESS FINANCE CORPORATION
                      POB 1540
                      MINNEAPOLIS, MN 55480-1540

FINANCING STATEMENT FILED ON         MAY 12, 1997 AT 1535   FILE NO. 9713360692

    DEBTOR:           NEW CENTURY MORTGAGE CORPORATION
                      ###-##-####
                      4910 BIRCH ST, STE 100
                      NEWPORT BEACH, CA 92660

    SECURED PARTY:    FBS BUSINESS FINANCE CORPORATION
                      POB 1540
                      MINNEAPOLIS, MN 55480-1540



THE UNDERSIGNED FILING OFFICER HEREBY CERTIFIES THAT THE ABOVE LISTING IS A RECORD OF ALL PRESENTLY EFFECTIVE FINANCING STATEMENTS, TAX LIENS, ATTACHMENT LIENS AND JUDGMENT LIENS, INCLUDING ANY CHANGE DOCUMENTS RELATING TO THEM, WHICH NAME THE ABOVE DEBTOR AND ARE ON FILE IN MY OFFICE AS OF JULY 23, 1997 AT 1700 HOURS.

                                                          /s/ BILL JONES

                                                          BILL JONES
                                                          SECRETARY OF STATE
CERTIFICATE: 97210-R-0532          PAGE:2